                                                                    Exhibit 99.2

                          CONVERSION VALUATION REPORT


                     ------------------------------------


                        Valued as of September 20, 1996



                            INVESTORS FEDERAL BANK
                            AND SAVINGS ASSOCIATION


                             CHILLICOTHE, MISSOURI


                                 Prepared By:


                              Ferguson & Co., LLP
                                   Suite 550
                          122 W. John Carpenter Frwy.
                               Irving, TX 75039
                                 972/869-1177

[LETTERHEAD OF FERGUSON & CO., LLP APPEARS HERE]

                     STATEMENT OF APPRAISER'S INDEPENDENCE
                INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
                ----------------------------------------------
                             CHILLICOTHE, MISSOURI
                             ---------------------

     We are the appraiser for Investors Federal Bank and Savings Association in connection with its mutual to stock conversion. We are submitting our independent estimate of the pro forma market value of the Bank's stock to be issued in the conversion. In connection with our appraisal of the Bank's to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by the Bank, its conversion counsel, its selling agent, or any other party connected with the conversion. We also received a fixed fee for assisting the Bank in connection with the preparation of its business plan to be submitted with the conversion application.

     Investors Federal has agreed to indemnify Ferguson & Co., LLP under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal except to the extent such liabilities are determined to have arisen because of our negligence or willful conduct.

                                             Ferguson & Co., LLP



                                             /s/ Charles M. Hebert
                                             Charles M. Hebert
                                             Principal

October 8, 1996

[LETTERHEAD OF FERGUSON & CO., LLP APPEARS HERE]               October 8,1996


Board of Directors
Investors Federal Bank and Savings Association
522 Washington Street
Chillicothe, Missouri 64601

Gentlemen:

     We have completed and hereby provide, as of September 20, 1996, an independent appraisal of the estimated pro forma market value of Investors Federal Bank and Savings Association ("Investors Federal" or the "Bank"), Chillicothe, Missouri, in connection with the conversion of Investors Federal from the mutual form to the stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Bank's Application for Conversion ("Form AC") with the Office of Thrift Supervision ("OTS").

     Ferguson & Co., LLP ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal and assisting with Investors Federal's business plan, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

     In preparing our appraisal, we have reviewed Investors Federal's Application for Approval of Conversion, including the Proxy Statement as filed with the OTS. We conducted an analysis of Investors Federal that included discussions with Lockridge, Constant and Conrad, LLP, CPAs, the Bank's independent auditors, and with Luse, Lehman, Gorman, Pomerenk & Schick, the Bank's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

     We also reviewed the economy in Investors Federal's primary market area and compared the Bank's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

     Our appraisal is based on Investors Federal's representation that the information contained in the Form AC and additional evidence furnished to us by the Bank and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by Investors Federal and its auditors, nor did we independently value the Bank's assets or liabilities. The valuation considers Investors Federal only as a going concern and should not be considered an indication of its liquidation value.

Board of Directors
October 8, 1996
Page 2

     It is our opinion that, as of September 20, 1996, the estimated pro forma market value of Investors Federal was $4,500,000, or 225,000 shares at $20.00 per share. The resultant valuation range was $3,825,000 at the minimum (191,250 shares at $20.00 per share) to $5,175,000 at the maximum (258750 shares at $20.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $5,951,250 (297,563 shares at $20.00 per share).

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

     Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Investors Federal, could materially affect the assumptions used in preparing this appraisal.

     The valuation reported herein will be updated as provided in the OTS conversion regulations and guidelines. All updates will consider, among other things, any developments or changes in Investors Federal's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                                       Respectfully,
                                       FERGUSON & CO., LLP


                                       /s/ Charles M Hebert
                                       Charles M. Hebert
                                       Principal

FERGUSON & CO., LLP
-------------------


                               TABLE OF CONTENTS

                 INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
                             CHILLICOTHE, MISSOURI

                                                PAGE
                                                ----
SECTION I. - FINANCIAL CHARACTERISTICS             1

INTRODUCTION                                       1

PAST & PROJECTED ECONOMIC CONDITIONS               3

FINANCIAL CONDITION OF INSTITUTION                 3

     BALANCE SHEET TRENDS                          3

     ASSET/LIABILITY MANAGEMENT                    4

     INCOME AND EXPENSE TRENDS                    11

     REGULATORY CAPITAL REQUIREMENTS              11

     LENDING                                      11

     NONPERFORMING ASSETS                         17

     CLASSIFIED ASSETS                            17

     LOAN LOSS ALLOWANCE                          18

     MORTGAGE-BACKED SECURITIES AND INVESTMENTS   20

     SAVINGS DEPOSITS                             22

     BORROWINGS                                   24

     SUBSIDIARIES                                 24

     LEGAL PROCEEDINGS                            24

EARNINGS CAPACITY OF THE INSTITUTION              26

     ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION   26

     INTANGIBLE VALUES                            26

     EFFECT OF GOVERNMENT REGULATIONS             26

     OFFICE FACILITIES                            26

FERGUSON & CO., LLP
-------------------


                         TABLE OF CONTENTS - CONTINUED

                INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
                             CHILLICOTHE, MISSOURI

                                                               PAGE
                                                               ----
SECTION II - MARKET AREA                                          1

DEMOGRAPHICS                                                      1

SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS             1

COMPARATIVE DISCUSSION                                            1

     SELECTION CRITERIA                                           1

     PROFITABILITY                                                2

     BALANCE SHEET CHARACTERISTICS                                2

     RISK FACTORS                                                 2

     SUMMARY OF FINANCIAL COMPARISON                              3

FUTURE PLANS                                                      4

SECTION IV - CORRELATION OF MARKET VALUE                          1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                   1

     FINANCIAL ASPECTS                                            1

     MARKET AREA                                                  2

     MANAGEMENT                                                   3

     DIVIDENDS                                                    3

     LIQUIDITY                                                    3

     THRIFT EQUITY MARKET CONDITIONS                              3

FERGUSON & CO., LLP
-------------------


                         TABLE OF CONTENTS - CONTINUED

                INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
                             CHILLICOTHE, MISSOURI

                                                        PAGE
                                                        ----
SECTION IV - CORRELATION OF MARKET VALUE - CONTINUED

MISSOURI ACQUISITIONS                                      4

EFFECT OF INTEREST RATES ON THRIFT STOCK                   4

     ADJUSTMENTS CONCLUSION                                6

     VALUATION APPROACH                                    6

     VALUATION CONCLUSION                                  7

FERGUSON & CO., LLP
-------------------

                                LIST OF TABLES

                INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
                             CHILLICOTHE, MISSOURI


 TABLE
NUMBER                     TABLE TITLE                              PAGE
------                     -----------                              ----
          SECTION I - FINANCIAL CHARACTERISTICS

   1      Selected Financial Data                                      5
   2      Selected Operating Data                                      6
   3      Selected Operating Ratios                                    7
   4      Interest Rate Sensitivity                                    8
   5      GAP Analysis                                                 9
   6      Net Portfolio Value                                         10
   7      Regulatory Capital Compliance                               11
   8      Portfolio Composition                                       12
   9      Loan Activity                                               13
  10      Average Balance Sheet                                       15
  11      Rate/Volume Analysis                                        16
  12      Non-Performing Assets                                       17
  13      Analysis of Allowance for Loan Losses                       18
  14      Allocation of the Allowance for Loan Losses                 19
  15      Mortgage-Backed Securities, Interest Bearing Deposits,
           and Investment Securities Maturities and Yields            20
  16      Morgage-Backed Securities                                   21
  17      Deposit Portfolio                                           22
  18      Time Deposit Maturities                                     23
  19      Jumbo Certificates of Deposit                               23
  20      Savings Deposit Activity                                    24
  21      Borrowings from FHLB                                        25
  22      Office Facilities                                           27

          SECTION II - MARKET AREA

   1      Key Economic Indicators                                      3
   2      Market Area Deposits                                         4

FERGUSON & CO., LLP
-------------------


                          LIST OF TABLES - CONTINUED

                INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
                             CHILLICOTHE, MISSOURI

TABLE
NUMBER                    TABLE TITLE                 PAGE
------                    -----------                 ----
          SECTION III - COMPARISON WITH PUBLICLY
          TRADED THRIFTS

   1      Comparables General                            5
   2      Key Financial Indicators                       6
   3      Pro Forma Comparisons                          7
   4      Comparative Selection                          9

          SECTION IV - CORRELATION OF MARKET VALUE

   1      Appraisal Earnings                             2
   2      Missouri Acquisitions                          8
   3      Recent Conversions                             9
   4      Comparative Selection                         12
   5      Pricing Comparisons                           16


SECTION
NUMBER                    FIGURE TITLE                PAGE
                          ------------                ----
  IV      Figure IV.1 - SNL Index                       17
  IV      Figure IV.2 - Interest Rates                  18

FERGUSON & CO., LLP
-------------------


                                   EXHIBITS

                INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
                             CHILLICOTHE, MISSOURI


                                 EXHIBIT TITLE

Exhibit I - Ferguson & Co., LLP. Qualifications

Exhibit II - Information on Publicly Traded Thrifts and Comparatives

Exhibit III - Investors Federal Bank and Savings Association Financial
Highlights

Exhibit IV - Comparative Group TAFS and BankSource Reports

Exhibit V - Pro Forma Calculations

     Pro Forma Assumptions
     Pro Forma Effect of Conversion Proceeds at the Minimum of the Range Pro Forma Effect of Conversion Proceeds at the Midpoint of the Range Pro Forma Effect of Conversion Proceeds at the Maximum of the Range Pro Forma Effect of Conversion Proceeds at the SuperMax of the Range Pro Forma Analysis Sheet

                                   SECTION I
                           FINANCIAL CHARACTERISTICS

FERGUSON & CO., LLP                                                   Section I.
-------------------                                                   ----------


                                 INTRODUCTION

     Investors Federal Bank and Savings Association, ("Investors Federal" or "Bank") is a federally chartered, federally insured mutual savings and loan bank located in Chillicothe (Livingston County), Missouri. It was chartered in 1934 as Chillicothe Federal Savings and Loan Association. Its name was changed to Investors Federal Savings and Loan Association in 1974 and changed again in 1988 to Investors Federal Bank and Savings Association. It obtained federal insurance of accounts in 1934 and joined the Federal Home Loan Bank system the same year. At the time of the 1988 name change, it changed to a Federal Saving Bank Charter. On September 23, 1996, it adopted a plan to convert to a stock savings and loan association, via a standard mutual to stock conversion.

     At June 30, 1996, Investors Federal had total assets of $52.6 million, loans of $28.4 million, mortgage-backed securities of $17.0 million, investment securities of $3.5 million, deposits of $35.5 million, borrowings of $13.5 million and net worth of $3.3 million, or 6.21% of assets.

     The Bank has three offices located in three counties, Livingston, Caldwell and Daviess. The three counties are contiguous and are located in the north-northwest portion of Missouri. Missouri is in the midwestern portion of the United States. Chillicothe, the location of the home office, is located in the north central portion of Missouri. It is approximately 95 miles northwest of Kansas City, Missouri, and 60 miles south of the Iowa/Missouri state line.

     Investors Federal is a traditional thrift with a slight orientation toward passive investments. It invests primarily in: (1) 1-4 family loans and, to a lesser extent, in multifamily, commercial, and construction real estate loans, commercial non-real estate loans, and consumer loans; (2) mortgage backed securities; (3) United States government and agency securities; and (4) temporary cash investments. It is funded principally by savings deposits, borrowings, and existing net worth. It has utilized borrowings extensively as an alternate funding source.

     The Bank offers a variety of loan products to accommodate its customer base and single family loans dominate the Bank's loan portfolio. In recent years, Investors Federal has concentrated its lending on one year ARM's and 15 year fixed rate single family loans. At June 30, 1996, loans on 1-4 family dwellings made up 43.35% of total assets and 79.49% of the loan portfolio. Mortgage backed securities made up 32.27% of total assets. Investment securities made up 6.62% of Investors Federal's assets at June 30, 1996.

     Investors Federal had $128 thousand in non-performing assets at June 30, 1996 (.24% of total assets), as compared to $29 thousand at June 30, 1995 (.06% of total assets).

     Savings deposits decreased during the period from June 30, 1992, to June 30, 1996 ($4.49 million), a compound annual rate of decline of 2.81%. Savings increased $285 thousand between June 30, 1995, and June 30, 1996. Except for this slight increase, the trend has been downward since June 30, 1992. This trend is the result of deliberate actions on the part of Management to seek alternative funding sources in order to improve spreads and reduce interest rate risk Investors Federal has relied extensively on borrowings during recent years.

     The Bank's capital to assets ratio has shown steady growth. Equity capital, as a percentage of assets, has increased from 5.52% at June 30, 1992, to 6.21% at June 30, 1996. This capital growth was a result of consistent earnings combined with steady growth. Capital in dollars has increased from $2.35 million to $3.3 million, which is a 39.06% increase.

FERGUSON & CO., LLP                                                   Section I.
-------------------                                                   ----------

     Investors Federal's profitability, as measured by return on average assets ("ROAA"), was below its peer group average of thrifts filing TFR's with the OTS, consisting of OTS supervised thrifts with assets from $50 million to $100 million, with the exception of 1996. For the years ending December 31, 1993, 1994, and 1995, and the quarter ended March 31, 1996, Investors Federal ranked in the 12th, 28th, 41st, and 50th percentile, respectively, in ROAA, based on information derived from the TAFS thrift database published by Sheshunoff Information Services Inc. (See Exhibit III, page 2). In return on equity for the same periods, Investors Federal ranked in the 13th, 55th, 72nd, and 84th percentile, respectively.

FERGUSON & CO., LLP                                                   Section I.
-------------------                                                   ----------

                         I.  FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

     Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995. Since early 1996, rates have moved in a narrow band. From mid-March until early June there was a slight upward trend, with the spread between the short end and the long end increasing. Early July saw the jobless rate dip, and responding to inflation fears, the rates rose slightly.
In late July Greenspan's comments sparked a rise in the Dow-Jones, but rates remained steady. Mid-August's report on the rising CPI caused a slight increase in rates, but they remained within the narrow band. The recent pass by the Federal Reserve to raise rates should provide stability in rates and the equities market until after the general elections. There is a long history of rate stability in the period just before a presidential election. If rates change significantly in the period between now and the elections, it is likely that the stimulus will be of a global event rather than a domestic event or Federal Reserve's action.

     The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, the industry is still a long lender and for the most part a short borrower. Periods of gradually rising interest rates can be readily managed, but periods of rapidly rising rates and interest rate spikes can negate to a certain degree, the positive impact of adjustable rate loans and investments. A grim reminder that all financial services industry members' profitability can be affected by events that management cannot control.

FINANCIAL CONDITION OF INSTITUTION

BALANCE SHEET TRENDS

     As Table I.1 shows, Investors Federal experienced a modest increase in assets during the four year period ending June 30, 1996. Assets increased $10.0 million, or 23.49% during the period. However, the growth was not steadily upward. Assets decreased in 1993 and 1995, then began the rise. Loans increased $6.1 million, or 27.34%. Notably, loans did not have the interim decreases that were demonstrated by the total assets, instead, loan growth was consistently upward for the four year periods; mortgage backed securities ("MBS's") increased $1.73 million, or 11.38%. MBS's also fluctuated up and down, $15.23 million in 1992, $12.50 million in 1993, $11.14 million in 1994,
$12.70 million in 1995, and $16.97 at June 30, 1996. The most important change in the MBS's portfolio is the change to "Available for Sale" designation for the whole portfolio. Investment securities have also increased during the period shown. They rose from $1.63 million in 1992, to $3.48 million in 1996, an increase of 113.8%. All but $215 thousand of the securities are "Available for Sale." Savings deposits have decreased by $4.47 million, or 11.18%. All of the asset growth has been funded by borrowings, which have gone from zero in 1992 and 1993, to $13.47 million in 1996. Equity increased $918 thousand, or 39.06%.

FERGUSON & CO., LLP                                                   Section I.
-------------------                                                   ----------

ASSET/LIABILITY MANAGEMENT

     Managing interest rate risk is a major component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long-term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include: (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms to maturities of savings deposits, and (4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments. Table I.4 contains information on contractual loan maturities at June 30, 1996. However, this table must be read in conjunction with Table I.5, because the adjustable rate loans are recorded in Table I.4 in accordance with their contractual maturities. Table I.5 shows the gap analysis of Investors Federal's interest earning assets and interest bearing liabilities at June 30, 1996. It shows that, within one year of June 30, 1996, Investors Federal has a positive gap to interest bearing liabilities of 6.8% and a positive gap to total assets of 4.7%. Investors Federal has an insignificant positive cumulative gap at the end of three years and a minor negative gap at the end of five years. Table I.6 provides rate shock information at varying levels of interest rate change.

     The Bank has managed its interest rate risk well, and should be able to maintain, within practical limits, its net interest margin and the market value of its portfolio equity. The preparation of the gap analysis (Table I.5) was approached in a conservative manner. The following assumptions were used: 1) monthly amortizing fixed rate loans were assumed to repay at an annual rate of 5% in addition to normal amortization; 2) adjustable rate loans and investments were included in the time period in which they are scheduled to reprice; 3) checking accounts and statement savings were assumed to reprice in the earliest period available; and 4) certificates of deposit and borrowings were included in the period of contractual maturity. Table I.6 confirms the conclusion derived from Table I.5.

     Investors Federal's basic approach to interest rate risk management has been to emphasize adjustable mortgage loans and intermediate term mortgage-backed securities, shorten fixed rate mortgage terms, increase consumer and commercial non-real estate loans, and increase investments in short and intermediate term investment securities. In addition, Investors Federal has used FHLB advances extensively since 1995. These advances have been used to purchase safe mortgage related securities with matching repricing or maturity periods. At June 30, 1996, Investors Federal had $13.5 million in advances for the FHLB, on the other hand, it had only $1.2 million in jumbo certificates. The results of this funding strategy, combined with other actions, have been to produce an asset/liability position that is only slightly sensitive to rate changes.

FERGUSON & CO., LLP                                                  SECTION I.
-------------------                                                  ----------

                      TABLE I.1 - SELECTED FINANCIAL DATA

                                                               June 30,
                                         --------------------------------------------------
                                             1996      1995      1994      1993      1992
                                         --------------------------------------------------
                                                        (Dollars in Thousands)
Selected Financial Condition Data:

Total assets                               $ 52,587  $ 45,013  $ 41,095  $ 41,263  $ 42,584

Loans receivable, net                        28,429    26,340    22,719    22,284    22,326

Mortgage-backed securities:

  Held for investment                                   8,306    10,674    12,490    15,237

  Available for sale                         16,971     4,397       470         -         -

Investment securities:

  Held for investment                           215       815       809       596     1,627

  Available for sale                          3,264     1,737     2,009     1,354         -

Deposits                                     35,495    35,210    37,072    38,429    39,986

Total borrowings                             13,474     6,419     1,073         -         -

Retained earnings - substantially
  restricted                                  3,268     3,038     2,764     2,599     2,350

Source:  Offering Circular

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                      TABLE I.2 - SELECTED OPERATING DATA

                                                                           Years Ended June 30,
                                                         ----------------------------------------------------------
                                                            1996        1995        1994        1993        1992
                                                         ----------   ---------   ---------   ---------   ---------
                                                                            (Dollars in Thousands)
Selected Operations Data:
Total interest income                                       $3,616       $2,843      $2,509      $2,790      $3,416
Total interest expense                                       2,264        1,716       1,432       1,659       2,275
                                                         ---------    ---------   ---------   ---------   ---------
     Net interest income                                     1,352        1,127       1,077       1,131       1,141
Provision for  loan losses                                     210            1          15           3           -
                                                         ---------    ---------   ---------   ---------   ---------
Net interest income after provision
     for loan losses                                         1,142        1,126       1,062       1,128       1,141
Fees and service charges                                       231          225         218         188         167
Gain (loss) on sales of loans, mortgage-
     backed securities and investment securities                46           19           7          10          63
Other non-interest income                                       80           22          59          60          62
                                                         ---------    ---------   ---------   ---------   ---------
Total non-interest income                                      357          266         284         258         292
Total non-interest expense                                   1,050        1,011       1,101       1,079       1,013
                                                         ---------    ---------   ---------   ---------   ---------
Income (loss) before taxes and
     extraordinary item                                        469          381         245         307         420
Income tax provision                                           167          135         105          58         133
Cumulative effect on prior years of a change
     in accounting principle                                     -           27          25           -           -
                                                         ---------    ---------   ---------   ---------   ---------
Net income (loss)                                           $  302       $  273      $  165      $  249      $  287
                                                         =========    =========   =========   =========   =========

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                     TABLE I.3 - SELECTED OPERATING RATIOS

                                                                    Years Ended June 30,
                                                       --------------------------------------------
                                                         1996     1995     1994     1993     1992
                                                       -------- -------- -------- -------- --------
Selected Operations  Data:
--------------------------
Performance Ratios:
   Return on assets (ratio of net income to
     average total assets)                                0.61%    0.64%    0.40%    0.59%    0.67%
   Return on retained earnings (ratio of
     net income to average equity)                        8.86%    8.88%    6.13%    9.16%   11.58%
   Interest rate spread information:
     Average during period                                2.38%    2.36%    2.39%    2.45%    2.35%
     End of period                                        2.29%    2.64%    2.55%    2.84%    2.80%
   Net interest margin (1)                                2.79%    2.72%    2.67%    2.76%    2.74%
   Ratio of operating expense to average total assets     2.07%    2.38%    2.66%    2.56%    2.37%
   Ratio of average interest-earning assets
     to average interest-bearing liabilities            108.63%  108.64%  108.00%  107.48%  107.08%

Asset Quality Ratios:
   Non-performing assets to total assets
     at end of period                                     0.24%    0.28%    0.33%    0.25%    0.44%
   Allowance for loan losses to non-performing loans    221.09%   65.03%   64.69%   74.77%   39.26%
   Allowance for loan losses to loans receivable, net     1.00%    0.31%    0.39%    0.34%    0.33%

Capital Ratios:
   Retained earnings to total assets at end of period     6.21%    6.76%    6.67%    6.30%    5.52%
   Average retained earnings to average assets            6.85%    7.24%    6.53%    6.44%    5.80%

Other Data:
   Number of full-service offices                            3        3        3        3        3

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                     TABLE I.4 - INTEREST RATE SENSITIVITY

                                                                  Non Residential
                                                                  Real Estate and
                                       One-to-Four Family            Commercial                Consumer                Total
                                       ------------------        -----------------        --------------------   -----------------
                                                 Weighted                 Weighted                   Weighted             Weighted
                                                  Average                  Average                    Average              Average
                                       Amount        Rate        Amount       Rate        Amount         Rate    Amount       Rate
                                      --------    --------       ------   ---------       ------     --------    ------   --------


Due During Years Ending June 30,
--------------------------------
1997 (1)                               $   115      8.25%        $   73       7.69%       $ 1,600     7.87%      $ 1,788     7.88%
1998                                       133      8.24%             2       8.36%           283    10.30%          418     9.64%
1999                                       366      8.35%            82       9.15%           435    10.25%          883     9.36%
2000 and 2001                              786      8.54%            81       8.52%           588     9.47%        1,455     8.91%
2002 to 2006                             3,349      8.01%           899      10.28%           242     7.34%        4,490     8.43%
2007 50 2021                            13,969      7.45%         1,192       8.48%           411     8.64%       15,572     7.56%

2022 and following                       4,080      7.55%           -           -              -        -          4,080     7.55%
                                       -------    -------        ------   ---------       -------   -------      -------  --------
                                       $22,798      7.61%        $2,329       9.19%       $ 3,559     8.67%      $28,686    0.0787
                                       =======                   ======                   =======                =======

____________________________________
(1) Includes demand loans, loans having no stated maturity and overdraft loans.)

FERGUSON & CO., LLP                                                   SECTION 1.
-------------------                                                   ----------

                           TABLE I.5 - GAP ANALYSIS

The following table sets forth the amounts of interest-earning assets and interest-bearing liabilities outstanding at June 30, 1996, which are expected to mature or reprice in each of the time periods shown.

                                             1 to 3       3 to 5       5 to 10      Over 10
                                  1 Year      Years        Years         Years        Years         Total
                               ---------   --------    ---------    ----------    ----------      ---------
Rate Sensitive Assets             38,782      4,135        2,013         2,159         4,375         51,464

Rate Sensitive Liabilities        36,316      6,564        3,809           152           667         47,508

Interest Sensitivity GAP           2,466     (2,429)      (1,796)        2,007         3,708          3,956

Cumulative Sensitivity GAP         2,466         37       (1,759)          248         3,956          3,956

Ratio of Interest Sensitive
  Assets to Interest Sensitive
  Liabilities for the Period       106.8%      63.0%        52.8%       1420.4%        655.9%         108.3%

Cumulative Ratio of Interest
  Sensitive Assets to Interest
  Sensitive Liabilities            106.8%     100.1%        96.2%        100.5%        108.3%         108.3%

Ratio of Cumulative GAP to
  Total Assets                       4.7%       0.1%        -3.3%          0.5%          7.5%           7.5%

Ratio of Cumulative GAP to
  Interest Sensitive Liabilities     6.8%       0.1%        -3.8%          0.5%          8.3%           8.3%

SOURCE:  INVESTORS FEDERAL

FERGUSON & CO., LLP                                                    SECTION I
-------------------                                                    ---------

                        TABLE I.6 - NET PORTFOLIO VALUE

            Change in

          Interest Rates                    March 31, 1996
                             ---------------------------------------------------------------------
           in Basis Point               Net Portfolio Value             NPV as % of PV of Assets
                             ---------------------------------------------------------------------
            (Rate Shock)        Amount      $000 Change      % Change     NPV Ratio       Change
         ------------------  ---------------------------------------------------------------------
                  400             2,837       -1,992             -41%          5.65%       -332 bp
                  300             3,582       -1,247             -26%          6.98%       -204 bp
                  200             4,167         -662             -14%          7.97%       -101 bp
                  100             4,595         -234              -5%          8.65%        -31 bp
                 Static           4,829            -               -           8.98%
                 (100)            4,852           23               0%          8.94%         -4 bp
                 (200)            4,730          -99              -2%          8.66%        -32 bp
                 (300)            4,656         -163              -3%          8.48%        -50 bp
                 (400)            4,730          -90              -2%          8.51%        -47 bp

SOURCE:  FEDERAL HOME LOAN BANK OF DALLAS, TEXAS

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

INCOME AND EXPENSE TRENDS

     Investors Federal was profitable for the four fiscal years ending June 30, 1996. Fluctuations in income over the periods have resulted principally from:
(1) changes in non-interest expense; and (2) net interest income (see Table
I.2).

     Noninterest income levels have remained constant with the exception of 1996, when a significant gain on the sale of assets were recorded. Non-interest expense items have also been stable with the exception of 1994, when there was an increase of approximately 10%. However, analytically speaking, profitability is stable and sustainable.

REGULATORY CAPITAL REQUIREMENTS

     As Table I.7 demonstrates, Investors Federal meets all regulatory capital requirements and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.

                   TABLE I.7 - REGULATORY CAPITAL COMPLIANCE

                                   Amount ($000's)      Percent
       GAAP Capital                         $3,268        6.21%
       Tangible Capital:
         Capital level                       3,339        6.34%
         Requirement                           793         1.5%
                                            ------       -----
         Excess                              2,549        4.84%
       Core Capital:
         Capital level                       3,339        6.34%
         Requirement                         1,581        3.00%
                                            ------       -----
         Excess                              1,758        3.34%
       Risk Based Capital:
         Capital level                       3,592       17.30%
         Requirement                         1,661         8.0%
                                            ------       -----
         Excess                               1931        9.30%

           SOURCE: INVESTORS FEDERAL TFR, F&C CALCULATIONS.

LENDING

     Table I.8 provides an analysis of the Bank's loan portfolio by type of loan and security. This analysis shows that, from June 30, 1994, through June 30, 1996, Investors Federal's loan composition has been dominated by 1-4 family dwelling loans, but the loan mix is currently emphasizing other loans.

     Table I.9 provides information with respect to loan originations and repayments. It indicates the year ended June 30, 1996, will be considered a good growth year overall and in most individual categories. Closer analysis reveals the continued emphasis on adjustable one to four

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

residential loans and adjustable loans in general. The origination of adjustable loans increased from $3.24 million in 1995 to $3.58 million in 1996. However, fixed rate transactions increased at a much more significant rate. Total fixed rate transactions originated in 1995 totaled $4.42 million and increased to $5.58 million in 1996. Although mindful of interest rate risk, the increased level of fixed rate loans was done to add to the net interest rate margin.

     Table I.10 provides rates, yields, and average balances for the two years ended June 30, 1996. Interest rates earned on average interest-earning assets increased from 6.86% in 1995 to 7.45% in 1996. Interest rates paid on average interest-bearing liabilities increased from 4.50% in 1995 to 5.07% in 1996. Investors Federal's spread decreased from 2.38% in 1995 to 2.29% in 1996. The net interest rate spread increased slightly. Rates have negatively impacted the portfolio. At June 30, 1996, the net interest spread was 2.29% on outstanding balances.

                       TABLE I.8 - PORTFOLIO COMPOSITION

                                                             June 30,
                                        ------------------------------------------------
                                           1996                     1995
                                        -----------------------  -----------------------
                                          Amount      Percent      Amount      Percent
                                        ----------  -----------  ----------  -----------
                                                     (Dollars in Thousands)
Real estate loans:
  One-to-four-family                       $22,798       79.49%     $21,020       79.63%
  Multi-family                                   -                        -
  Commercial                                   369        1.30%         409        1.55%
  Non residential real estate                1,955        6.81%       1,874        7.10%
                                        ----------  -----------  ----------  -----------
     Total real estate loans                25,122       87.60%      23,303       88.28%

Other loans:
Consumer loans:
  Deposit account                              341        1.19%         364        1.38%
  Automobile                                 1,365        4.76%       1,298        4.92%
  Home equity
  SBA guaranteed                               982        3.42%         993        3.76%
  Home improvement - FHA                       437        1.52%           -
  Other                                        434        1.52%         440        1.66%
                                        ----------  -----------  ----------  -----------
     Total consumer loans                    3,559       12.41%       3,095       11.72%

     Total loans                            28,681      100.00%      26,398      100.00%
Less:
  Loans in process                              (5)                      (8)
  Deferred fees and origination costs           36                       31
  Allowance for loan losses                   (283)                     (81)
                                        ----------               ----------
     Total reductions                         (252)                     (58)
                                        ----------               ----------
     Total loans receivable, net           $28,429                  $26,340
                                        ==========               ==========

  SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                           TABLE I.9 - LOAN ACTIVITY

The following table sets forth certain information with respect to the Bank's loan activity for the periods indicated.

                                                                 Years Ended June 30,
                                                              ----------------------------
                                                                  1996           1995
                                                              -------------    -----------
                                                                     (In Thousands)
Originations by Type:
---------------------
     Adjustable rate:
     Real estate - one-to-four-family                         $       3,068    $     3,031
                 - multi-family                                           -              -
                 - commercial                                           486            191
                 - construction                                           -              -
     Non-real estate - consumer                                           -             24
                     - commercial business                               30              -
                                                              -------------    -----------
               Total adjustable-rate                                  3,584          3,246
     Fixed rate:
     Real estate - one-to-four-family                                 2,144            596
                 - multi-family                                           -              -
                 - commercial                                             -            365
                 - construction                                           -              -
     Non-real estate - consumer                                       3,036          2,535
                     - commercial business                              404            919
                                                              -------------    -----------
               Total fixed-rate                                       5,584          4,415
                                                              -------------    -----------
               Total loans originated                                 9,168          7,661
                                                              -------------    -----------
Purchases:
----------
     Real estate - one-to-four-family                                 2,292          3,651
                 - multi-family
                 - commercial
                 - construction
     Non-real estate - consumer
                     - commercial business
                                                              -------------    -----------
              Total loans purchased                                   2,292          3,651
Sales and Repayments:
---------------------
     Real estate - one-to-four-family                                                   80
                 - multi-family
                 - commercial
                 - construction
     Non-real estate - consumer
                     - commercial business                    -------------    -----------
              Total loans sold                                                          80
     Principal repayments                                             9,166          7,703
                                                              -------------    -----------
               Total reductions
     Increase (decrease) - other items, net                            (11)            (11)
                                                              -------------    ------------
               Net increase (decrease)                              $2,283          $3,519
                                                              =============    ============
        (decrease)

Source: Offering circular

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


          Table I.9 clearly demonstrates that Investors Federal is still primarily a residential lender. Although, the information also shows that consumer and business type loans are becoming more common and are a growing portion of the loan portfolio.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                      TABLE I.10 - AVERAGE BALANCE SHEET

                                                                                      Years Ended June 30,
                                                                  ---------------------------------------------------------
                                           At June 30, 1996          1996                                          1995
                                        ------------------------  -----------------------------------------  --------------
                                                                     Average       Interest                      Average
                                         Outstanding    Yield/     Outstanding     Earned/        Yield/       Outstanding
                                           Balance       Rate        Balance        Paid           Rate          Balance
                                        ------------------------  ------------  -------------  ------------  --------------
                                                                                                  (Dollars in Thousands)
Interest-Earning Assets:
 Interest-earning deposits                $    1,609      3.42%     $    1,555     $       47         3.02%     $     1,870
 Loans receivable (1)                         28,429      8.28%         27,269          2,340         8.58%          24,889
 Mortgage-backed securities                   16,971      6.97%         16,156          1,039         6.43%          11,709
 Investment securities                         3,479      6.06%          2,983            151         5.06%           2,601
 FHLB stock                                      724      7.00%            564             39         6.91%             350
                                        ------------              ------------  -------------                --------------
  Total interest-earning assets           $   51,212      7.52%     $   48,527     $    3,616         7.45%     $    41,419
                                        ============              ============  =============                ==============
Interest-Bearing Liabilities:
 Savings deposits                         $    2,602      3.00%     $    2,742     $       83         3.04%     $     2,949
 Demand and NOW deposits (2)                   9,669      3.76%          9,613            370         3.85%          10,718
 Certificate accounts                         21,763      5.56%         21,177          1,181         5.57%          20,749
 Borrowings                                   13,474      6.19%         11,138            630         5.66%           3,709
                                        ------------              ------------  -------------                --------------
  Total interest-bearing liabilities      $   47,508      5.23%     $   44,670     $    2,264         5.07%     $    38,125
                                        ============              ============  =============                ==============
Net interest income                                                                $    1,352
                                                                                =============
Net interest rate spread                                  2.29%                                       2.38%
                                                     ==========                                ============
Net earning assets                        $    3,704                $    3,857                                  $     3,294
                                        ============              ============                               ==============
Net yield on average
 interest-earning assets                                                                2.79%
                                                                                =============
Average interest-earning assets
 to interest-bearing liabilities                                                        1.09%
                                                                                =============
                                        --------------------------

                                        --------------------------
                                           Interest
                                           Earned/       Yield/
                                             Paid         Rate
                                        ------------  ------------
Interest-Earning Assets:
 Interest-earning deposits                $       50         2.67%
Loans receivable (1)                           1,969         7.91%
 Mortgage-backed securities                      679         5.80%
 Investment securities                           118         4.54%
 FHLB stock                                       27         7.71%
                                        ------------
  Total interest-earning assets           $    2,843         6.86%
                                        ============
Interest-Bearing Liabilities:
 Savings deposits                         $       85         2.89%
 Demand and NOW deposits (2)                     355         3.31%
 Certificate accounts                          1,041         5.02%
 Borrowings                                      235         6.34%
                                        ------------
 Total interest-bearing liabilities       $    1,716         4.50%
                                        ============
Net interest income                       $    1,127
                                        ============
Net interest rate spread                                     2.36%
                                                      ============
Net earning assets

Net yield on average
 interest-earning assets                       2.72%
                                        ============
Average interest-earning assets
 to interest-bearing liabilities               1.09%
                                        ============

(1) Calculated net of deferred loan fees, loan discounts, loans in process and loss reserves.

(2)  Excludes non-interest-bearing deposit accounts.

Source:  Offering Circular

FERGUSON & CO., LLP                                                  SECTION I.
-------------------                                                  ----------

                                 TABLE I.11 - RATE/VOLUME ANALYSIS

                                                 Year Ended June 30,
                                                    1996 vs. 1995
                                         Increase (Decrease) Attributable to
                                         -----------------------------------

                                            Volume       Rate        Net
                                         -----------   ---------   --------
                                                   (In Thousands)
       Interest income on:
       Interest Earning Deposits                  -9           6         -3
       FHLB Stock                               $ 15        $ (3)      $ 12
       Investment Securities                      18          15         33
       Mortgage-backed securities                280          80        360
       Loans receivable                          196         175        371
                                         -----------   ---------   --------
           Total interest income on
            interest-earning assets              500         273        773
                                         -----------   ---------   --------

       Interest expense on:
       Borrowings                                423         (28)       395
       Passbook savings                           (6)          4         (2)
       NOW and money market                      (39)         54         15
       Certificates of deposit                    22         118        140
                                         -----------   ---------   --------
           Total interest expense on
            interest-bearing liabilities         400         148        548
                                         -----------   ---------   --------

       Increase (decrease) in net
            interest income                     $100        $125       $225
                                         ===========   =========   ========

SOURCE: OFFERING CIRCULAR

       Table I.11 provides a rate volume analysis, measuring differences in interest earning assets and interest costing liabilities and the interest rates thereon during the years ended June 30, 1995 and 1996. The table shows that of the $225 thousand increase in income, $100 thousand can be attributed to volumes and $125 thousand can be attributed to rate.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

NON-PERFORMING ASSETS

     As shown in Table I.12, Investors Federal's total nonperforming loans as of June 30, 1996, were only $128 thousand and represented 0.24% of the portfolio. Most of the nonperforming loans as of that date were secured by non-residential real estate. The nominal level of non-performing assets is unlikely to place the capital of the institution in jeopardy.

CLASSIFIED ASSETS

     Investors Federal had $382 thousand in classified assets at June 30, 1996. The classified assets consisted of $382 thousand in substandard, and $4 thousand in loss. The Bank had a loan loss allowance of $279 thousand, or 73.04% of classified assets at June 30, 1996. The majority of classified assets were collateralized.

                      TABLE I.12 - NON-PERFORMING ASSETS

                                                          June 30,
                                                  -----------------------
                                                     1996         1995
                                                  ----------   ----------
                                                        (In Thousands)
Non-accruing loans:
  One-to-four-family                              $       25   $       29
  Multi-family                                             -            -
  Commercial real estate                                   -            -
  Non-residential real estate                             93            -
  Consumer                                                10            -
  Commercial business                                      -            -
                                                  ----------   ----------
    Total                                                128           29
                                                  ----------   ----------

Accruing loans delinquent more than 90 days:               0            0

Total non-performing assets                       $      128   $       29
                                                  ==========   ==========
Total as a percentage of total assets                   0.24%        0.06%
                                                  ==========   ==========

SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

              TABLE I.13 - ANALYSIS OF ALLOWANCE FOR LOAN LOSSES

The following table sets forth an analysis of the Bank's allowance for possible loan losses for the periods indicated:

                                                                Years Ended June 30,
                                                           -----------------------------
                                                              1996               1995
                                                           ----------         ----------
                                                                (Dollars in Thousands)
Balance, beginning of period                                $      81         $       89

Charge-offs:                                                       11                 11

Recoveries                                                          3                  2

Net charge-offs                                                    (8)                (9)

Additions charged to operations                                   210                  1
                                                           ----------         ----------

Balance, end of period                                       $    283         $       81
                                                           ==========         ==========

Ratio of net charge-offs during the period
 to average loans outstanding during the period                  0.03%              0.04%
                                                           ==========         ==========

Ratio of net charge-offs during the period
  to average non-performing assets                               6.25%             31.03%
                                                           ==========         ==========

SOURCE:  OFFERING CIRCULAR

LOAN LOSS ALLOWANCE

     Table I.13 provides an analysis of the allocation of Investors Federal's loan loss allowance. Significant increases to the loan loss reserves were made at the June 30, 1996, year end. These increases in loan loss reserves were not dictated by historical or anticipated losses, but instead were adjustments made in anticipation of conversion and being a public company.

     Table I.14 shows the allocation of the loan loss allowance among the various loan categories as of June 30, 1996, and June 30, 1995.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


           TABLE I.14 - ALLOCATION OF THE ALLOWANCE FOR LOAN LOSSES


The following table allocates the allowance for loan losses by loan category at the dates indicated. The allocation of the allowance to each category is not necessarily indicative of future losses and does not restrict the use of the allowance to absorb losses in any category.

                                                         June 30,
                            ------------------------------------------------------------------
                                1996                            1995
                            --------------------------------  --------------------------------
                                                    Percent                         Percent
                                                   of Loans                        of Loans
                                           Loan     in Each                Loan     in Each
                              Amount of  Amounts   Category   Amount of  Amounts   Category
                              Loan Loss     by     to Total   Loan Loss     by     to Total
                              Allowance  Category    Loans    Allowance  Category    Loans
                            -----------  --------  --------  ----------  --------  -----------
                                                 (Dollars in Thousands)
One-to-four-family                $ 225     $22,798     79.49%      $  64   $21,220     79.63%
Multi-family                          0           0         0           0         0         0

Commercial real estate                          369      1.29%                  409      1.55%
Non-residential R/E                  19       1,955      6.81%          6     1,874      7.10%
Consumer                             39       3,559     12.41%         11     3,095     11.72%
Commercial business                   0           0                     0         0
Unallocated                           0           0                     0         0
                            -----------    --------   --------   --------  --------  ---------
    Total                         $ 283     $28,681    100.00%      $  81   $26,398    100.00%
                            ===========    ========   ========   ========  ========  =========

Source:  Offering circular

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

MORTGAGE-BACKED SECURITIES AND INVESTMENTS

     Table I.15 provides a breakdown of mortgage-backed securities, interest bearing deposits, and investment securities with maturity and yield information as of June 30, 1996. Table I.16 provides breakdowns for mortgage-backed securities at June 30, 1995 and June 30, 1996. A large portion of the securities portfolio is funded by matching borrowings from the FHLB. Management has use this technique to improve earnings and manage the interest rate risk component of asset and liability management. The GAP position and the Rate Shock position of the bank (discussed above) confirm the utilization and success of this particular technique.




      TABLE I.15 -MORTGAGE-BACKED SECURITIES, INTEREST BEARING DEPOSITS,

                AND INVESTMENT SECURITIES MATURITIES AND YIELDS

The following table sets forth the scheduled maturities, carrying values and average yields for the Bank's investment securities at September 30, 1995.

                                                                        June 30, 1996
                                 ---------------------------------------------------------------------------------------------------
                                     Less than            1 to 5             5 to 10               Over
                                       1 Year             Years               Years              10 Years        Total Investment
                                                                                                                    Securities
                                 -------------      ---------------     ----------------      --------------   ---------------------
                                        Book               Book                Book                Book                Book
                                       Value              Value               Value                Value               Value
                                 -------------      ---------------     ----------------      --------------   ---------------------
                                                                               (Dollars in Thousands)
Municipal securities              $          -       $          215      $             -       $           -     $           215
Federal agency obligations                   -                  485                    -                 477                 962
Mortgage-backed securities                   -                  334                    7              16,630              16,971
                                 -------------      ---------------     ----------------      --------------   -------------------
Total investment securities       $          -       $        1,034      $             7       $      17,107     $        18,148
                                 =============      ===============     ================      ==============   ===================

Weighted average yield                                        6.66%                7.83%               6.92%               6.90%

SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                SECTION I.
-------------------                                                ----------

                    TABLE I.16 - MORTGAGE-BACKED SECURITIES

The following table sets forth the carrying value of the Bank's investment security portfolio at the dates indicated:

                                                   June 30,
                                    ---------------------------------------
                                       1996              1995
                                    ------------------ --------------------
                                       Book     % of      Book    % of
                                      Value     Total     Value   Total
                                    ---------  -------   -------- ---------
                                           (Dollars in Thousands)
MBS's held to maturity:
  GNMA                                     $0                  $0
  FNMA                                      0               6,043    47.57%
  FHLMC                                     0               1,699    13.37%

  CMOs/REMICS                               0               1,074     8.45%
  Other (1)                                 0                   -
                                    ---------  -------   -------- ---------
                                                            8,816    69.39%
MBS's available for sale:
  GNMA                                 $1,163    6.85%     $1,298    10.15%
  FNMA                                  4,542   26.76%        482     3.79%
  FHLMC                                 2,240   13.20%        628     4.94%
  CMOs/REMICS                           2,982   17.57%         69     0.54%
  Other (1)                             5,846   34.45%      1,433    11.28%
                                    ---------  -------   -------- ---------
                                       16,733   98.83%      3,901    30.70%
                                    ---------  -------   -------- ---------
Unamortized prem. (discounts), net        198    1.17%        -14    -0.09%
                                    ---------  -------   -------- ---------
   Total mtg.-backed securities       $16,971  100.00%    $12,703   100.00%
                                    ========== =======   ======== =========
(1)  Comprised of SBA pools.

SOURCE:  OFFERING CIRCULAR


MORTGAGE BACKED SECURITIES CONT'D

  Mortgage backed securities have been used by Management to supplement a limited demand for both "fixed rate" and "adjustable rate" loan products. Competitive factors within the primary trade area of the Bank have made expansion of the one to four residential portfolio difficult. Management has committed a significant portion of Bank's assets to MBS's. They have taken a conservative stance, and as of June 30, 1996, have classified all of the MBS's as "Available for Sale."

FERGUSON & CO, LLP                                                  Section I.
------------------                                                  ----------

                         TABLE I.17 - DEPOSIT PORTFOLIO

     Deposits in the Bank at June 30, 1996, and June 30, 1995 were represented by the various types of deposit programs described below.

                                                           June 30,
                                       ------------------------------------------------
                                          1996                       1995
                                       ----------------------     ---------------------
                                         Amount     Percent         Amount     Percent
                                       ----------  ---------      ----------  ---------
                                                     (Dollars in Thousands)
Transactions and Savings
------------------------
Deposits:
---------
  Demand 0%                              $ 1,456     4.09%          $ 1,396     3.96%
  Passbook Accounts 3.00%                  2,607     7.32%            3,004     8.53%
  NOW Accounts 2.40-2.90%                  2,368     6.65%            2,443     6.94%
  MMD Accounts 3.25-4.00%                  7,301    20.51%            7,478    21.24%
                                       ----------  --------       ----------  --------

  Total Non-Certificates                  13,732    38.57%           14,321    40.67%
                                       ----------  --------       ----------  --------
Certificates:
-------------
  0.00 - 3.99%                                39     0.11%              549     1.56%
  4.00 - 5.99%                            16,839    47.30%           14,761    41.92%
  6.00 - 7.99%                             4,554    12.79%            5,171    14.69%
  8.00 - 9.99%                               331     0.93%              408     1.16%
                                       ----------  --------       ----------  --------
  Total Certificates (1)                  21,763    61.13%           20,889    59.33%
                                       ----------  --------       ----------  --------
  Accrued Interest                           103     0.30%               28
                                       ----------  --------       ----------
  Total Deposits                         $35,598   100.00%          $35,238   100.00%
                                       ==========  ========       ==========  ========

(1)  The average rate on all certificates combined was 5.56% at June 30, 1996.

SOURCE:  OFFERING CIRCULAR


SAVINGS DEPOSITS

     At June 30, 1996, Investors Federal's deposit portfolio was composed as follows: demand accounts -- $1.5 million, or 4.09%; passbook accounts--$2.6 million or 7.32%; transaction accounts--$9.7 million or 27.16%; and certificate accounts--$35.6 million or 61.13% (see Table I.17).

     Table I.18 shows the totals of time deposits and the maturities by year with rate ranges at June 30, 1996. At June 30, 1996, $13.35 million or 61.35% of Investors Federal's certificates matured within one year.

     Investors Federal is not dependent on jumbo certificates of deposit. At June 30, 1996, the Bank had $1.2 million in certificates that were issued for $100 thousand or more, or 5.43% of its total deposits (see Table I.19).

     Table I.20 presents information on deposit flows for the years ending June 30, 1995 and 1996. The most notable thing about the Banks deposit flows is the lack of deposit growth when viewed in relation to asset growth. This dichotomy is the result of Management's decision to fund asset growth with advances from the FHLB rather than increase interest rates and interest expense.

FERGUSON & CO., LLP                                                    SECTION I
-------------------                                                    ---------

                      TABLE I.18 - TIME DEPOSIT MATURITIES

The following table sets forth the amount and maturities of time deposits at June 30, 1996.

                                               As of June 30, 1996
                            ------------------------------------------------------
                                          Over      Over
                            3 Months     3 to 6    6 to 12     Over
                             or Less     Months    Months    12 Months     Total
                            ----------  --------  ---------  ----------   --------
CD's less than $100,000         $4,887    $4,175     $3,351      $8,168    $20,581

CD's of $100,000 or more           500       100        338         244     $1,182

Public funds (1)                     0         0          0           0         $0
                            ----------  --------  ---------  ----------   --------
Total CD's                      $5,387    $4,275     $3,689      $8,412    $21,763
                            ==========  ========  =========  ==========   ========

____________________________
(1)   Deposits from governmental and other public entities.

Source:  Offering circular


                            TABLE I.19 - JUMBO CD'S

The following table indicates the amount of the Bank's certificates of deposit of $100,000 or more by time remaining until maturity as of June 30, 1996.

                                            Certificates
                                            of Deposits
        Maturity Period                   ----------------
        ---------------                    (In thousands)

        Three months or less                           500
        Over three through six months                  100
        Over six through 12 months                     338
        Over 12 months                                 244
                                          ----------------
        Total                                        1,182
                                          ================

Source:  Offering circular

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                     TABLE I.20 - SAVINGS DEPOSIT ACTIVITY

The following table sets forth the savings activities of the Bank for the periods indicated.

                               Years Ended June 30,
                             ------------------------
                                1996         1995
                             ----------    ----------
                                 (In Thousands)

Opening balance                 $35,210       $37,072
Deposits                         72,437        72,410
Withdrawals                      73,237        75,405
Interest credited                 1,085         1,134
                             ----------    ----------

Ending balance                  $35,495       $35,210
                             ==========    ==========

Net increase (decrease)            $285       $(1,862)
                             ==========    ==========

Percent increase (decrease)        0.81%        -5.02%
                             ==========    ==========

Source:  Offering circular

BORROWINGS

     At June 30, 1996, Investors Federal had FHLB advances of $13.47 million at a weighted average cost of funds of 6.19% (see Table I.21). At June 30, 1995, FHLB advances were $6.42 million and the weighted average cost was 6.40%. The current position in advances is the result of Management's decision to fund asset growth with advances rather than increase deposit interest expense.

SUBSIDIARIES

     Investors Federal has no subsidiaries.

LEGAL PROCEEDINGS

     From time to time, Investors Federal becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Bank, no legal proceedings are in process or pending that would have a material effect on Investors Federal's financial position, results of operations, or liquidity.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                       TABLE I.21 - BORROWINGS FROM FHLB

                                                               Years Ended June 30,
                                                            --------------------------
                                                               1996            1995
                                                            ----------      ----------
                                                                   (In Thousands)
Maximum Balance:
----------------
 FHLB advances                                              $   14,483      $    6,934
 Securities sold under agreements to repurchase
 Other borrowings

Average Balance:
----------------
 FHLB advances                                              $   11,138      $    3,709
 Securities sold under agreements to repurchase
 Other borrowings


                                                                      June 30,
                                                            --------------------------
                                                               1996            1995
                                                            ----------      ----------
                                                                   (In Thousands)
 FHLB advances                                              $   13,474      $    6,419
 Securities sold under agreements to repurchase
 Other borrowings
                                                            ----------      ----------
   Total borrowings                                         $   13,474      $    6,419

Weighted average interest rate of FHLB advances                  6.19%           6.40%

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

EARNINGS CAPACITY OF THE INSTITUTION

     As in any interest sensitive industry, the future earnings capacity of Investors Federal will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate fixed rate loans and adjustable loans as rates decline.

     Investors Federal is no exception to the aforementioned paradox. With its current asset and liability structure, however, the effect of rising interest rates will have less negative impact on earnings, due to capable management of interest rate risk.

     The addition of capital through the conversion will allow Investors Federal to grow. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio. However, growth and additional leverage will likely be moderate and well controlled to maintain the current low risk levels inherent in the Bank's asset base.

ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION

     At its current size and in its current asset configuration, Investors Federal is an efficient operation. With total assets of approximately $52.6 million, Investors Federal has 21 full time equivalent employees.

INTANGIBLE VALUES

     Investors Federal's greatest intangible value lies in its loyal deposit base. Investors Federal has a 62 year history of sound operations, controlled growth, and generally consistent earnings. The Bank currently has 7.8% of the deposit market in its area, and it has the ability to increase market share.

     Investors Federal has no significant intangible values that could be attributed to unrecognized asset gains on investments and real estate.

EFFECT OF GOVERNMENT REGULATIONS

     Although still considered a traditional thrift, Investors Federal has emphasized more passive investments (MBS's) during the recent years. With its current efforts to increase loans as a percentage of deposits, the Bank's loan mix is expected to continue to change. Government regulations will have the greatest impact in the area of cost of compliance and reporting. The conversion will create an additional layer of regulations and reporting and thereby increase the cost to the Bank. Moreover, no future plans currently exist to make acquisitions or purchase branches or complicate operations with matters that would add to reporting and regulatory compliance.

OFFICE FACILITIES

     Investors Federal's main office is an adequately maintained facility that was purchased and occupied by the Bank in 1966. Table I.22 provides information on all of Investors Federal's offices. The Bank's facilities are currently adequate for the convenience and needs of the Bank's customer base.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                        TABLE I.22 - OFFICE FACILITIES

                            Net Book       Year           Owned or     Square
Physical address            Value (1)     Opened           Leased     Footage
----------------            ---------     ------           ------     -------
                            ($000's)
                            --------
522 Washington               $     86         1966          Owned       3,900
Chillicothe-Main Office

518 Washington                     24   Not in use          Owned       1,200
Space for Expansion

305 N Davis                         6         1975          Owned       1,450
Hamilton-Branch Office

400 N Main                          -         1979     Leased (2)         660
Gallatin-Branch Office

(1) Cost less accumulated depreciation and amortization of land and building.
(2) Lease is on month to month basis.

SOURCE: INVESTORS FEDERAL SAVINGS AND LOAN BANK

                                  SECTION II
                                  MARKET AREA

FERGUSON & CO., LLP                                                 Section II.
-------------------                                                 -----------



                               II.  MARKET AREA

DEMOGRAPHICS

     Investors Federal conducts its operations through three offices. The main office is located in Chillicothe, Livingston County, Missouri. One branch is located in Hamilton, Caldwell County, Missouri, and the second branch is located in Gallatin, Daviess County, Missouri. The branches have $29.876 million, $3.636 million, and $1.967 million in deposits, respectively, as of June 30, 1996. Livingston, Caldwell and Daviess Counties are located in the Northwest part of the state, approximately 95 miles north-northwest from Kansas City, Missouri, and approximately 60 miles due south of the Iowa/Missouri State line.

     Investors Federal has determined that its principal trade area is the three counties discussed above. Table II.1 presents historical and projected trends for the United States, Missouri, the counties of Livingston, Caldwell and Daviess, and the cities of Chillicothe, Hamilton and Gallatin. The information addresses population, income, employment, and housing trends.

     As indicated in Table II.1, the population growth rate for Livingston County from 1990 to 1996 was a negative 2.25%, while Caldwell and Daviess Counties grew 2.35% and 1.63%, respectively. These growth rates were well below the 6.67% reported for the United States and the 4.92% for the State of Missouri. The estimated growth rates from 1996 through 2001 for the three counties demonstrate the same patterns that are reflected in the period from 1990 to 1996. Estimated population change for Livingston County is a negative 1.81%, while Caldwell and Daviess Counties are expecting growth of 1.84% and 1.28%, respectively. Household income estimates for the next five years are encouraging and are in excess of the growth anticipated by the State of Missouri and are counter to the decrease anticipated in the United States overall.

     Household income for Livingston County is expected to increase from $26,511 to $27,855, or 5.07%. In other words, Livingston County is expecting to have fewer people in 2001, but they will have significantly higher incomes. Caldwell and Daviess Counties are estimating dramatic increases in household income. Caldwell County is expecting an increase of 10.91% to $28,260 per household, and Daviess County is expecting a household income increase of 13.35% to $25,706. These increases in household incomes are mainly due to the changes in employment patterns in the area. This area is changing from primarily an agrarian economy, developing into a sub-regional manufacturing and distribution center.

     The principal cities in the counties are showing exactly the same economic patterns the counties are showing. Chillicothe, located in Livingston County, is estimated to lose population but gain in household incomes. Hamilton, in Caldwell County, and Gallatin, in Daviess County, are expecting growth in both population and household incomes.

     The Household Income Distribution Estimates for 2001 reflect the traditional rural bias. In the three counties and their principal cities, the number of households reporting incomes of $15,000 or less are greater than the percentage reported by the United States and the State of Missouri. The same is true for incomes that are more than $15,000, but less than $25,000. In the mid-range incomes, $25,000 to $50,000, the area is very close to the percentages reflected for the Unites States and Missouri. However, in the upper ranges of income, $50,000 to $100,000, $100,000 to $150,000, and those over $150,000, the area will have lower levels.

FERGUSON & CO., LLP                                                  Section II.
-------------------                                                  -----------



     In two of the three counties that Investors Federal considers their principal trade area, the populations are expanding. In all of the counties, the income levels are projected to increase. However, the combined population levels are not considered excessive, and the high percentage increases do not produce a large number of one to four residential lending opportunities considering the level of competition within the financial services community, but the economic prosperity that is predicted should increase the number of consumer, commercial, and home improvement lending opportunities.

     The principal sources of employment in Investors Federal's designated trade area are: trade--29.48%; manufacturing--50.4%; and services--20.12%. The major employers in Investors Federal's market area are: in Livingston County, Donaldson Company (245 employees), Lambert Manufacturing (111 employees), Midwest Gloves Corp. (176 employees), SEMCO (92 employees), Department of Corrections (155 employees), Chillicothe R-11 School District (255 employees), and Wire Rope Corp. of America (100 employees). In Caldwell County: Stride-Rite Shoe Co. (300 employees); Hamilton Hillcrest (90 employees), and Hamilton R-2 School District (86 employees). In Daviess County: Landmark Metal Fabricating (200 employees), Continental Grain Co. (80 employees), and Lambert Manufacturing (35 employees)./1/

     Analysis of the data presented above presents a picture of ample and expanding economic opportunity, suggesting that Investors Federal has sufficient growth opportunities within its current market area.

     Based on information publicly available on deposits as of June 30, 1995, (see Table II.20), the designated trade area had $450.4 thousand in deposits, and Investors had 7.82% of the deposit market. Investors Federal's competition consists of 10 commercial banks that maintain 15 offices in the area. Table II.2 shows that Investors Federal had deposit shrinkage in the period from 1993 to 1995. That shrinkage is due to a concentrated effort on the part of Management to achieve a targeted spread between interest earning assets and bearing liabilities, and a plan to minimize interest rate risk. As a result, the Bank has used borrowings as an alternative to fund asset growth with deposit growth.

     Growth opportunities for Investors Federal can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition form other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of Investors Federal, we must also assess the willingness and flexibility of Management to respond to the competitive factors that exist in the market area. Our analysis of the economic potential and the potential of Management affects the valuation of the Bank. Management has demonstrated its interest in being a full service bank through its diversification of loan and deposit products. The Bank offers consumer loads and non-real estate commercial loans in addition to real loans, as well as a full range of deposit products. The next challenge is a practical expansion of its lending market.




___________________________
/1/DEPARTMENT OF ECONOMIC DEVELOPMENT. Research Planning, Jefferson City,
Missouri

FERGUSON & CO., LLP                                                 SECTION II.
-------------------                                                 -----------


                        TABLE II.1 - DEMOGRAPHIC TRENDS

                            KEY ECONOMIC INDICATORS

==================================================================================================================================
                                          UNITED                LIVINGSTON   CALDWELL  DAVIESS
       KEY ECONOMIC INDICATOR             STATES     MISSOURI     COUNTY      COUNTY   COUNTY   CHILLICOTHE   HAMILTON  GALLATIN
----------------------------------------------------------------------------------------------------------------------------------

Total Population, 2001 Est.            278,802,003   5,594,862      14,006      8,735    8,095       10,808      2,809     3,339
  1996 - 2001 Percent Change, Est.            5.09        4.21       (1.81)      1.84     1.28        (1.75)      1.74      1.09
Total Population, 1996 Est.            265,294,885   5,368,608      14,264      8,577    7,993       11,000      2,761     3,303
  1990 - 96 Percent Change, Est.              6.67        4.92       (2.25)      2.35     1.63        (2.04)      2.11      1.19
Total Population, 1990                 248,709,873   5,117,073      14,592      8,380    7,865       11,229      2,704     3,264
----------------------------------------------------------------------------------------------------------------------------------

Household Income, 2001 Est.                 33,189      31,950      27,855     28,260   25,706       27,144     28,646    24,399
  1996 - 2001 Percent Change, Est.           (3.88)       2.38        5.07      10.91    13.35         5.08      11.16     13.75
Household Income, 1996 Est.                 34,530      31,206      26,511     25,479   22,678       25,832     25,771    21,450

----------------------------------------------------------------------------------------------------------------------------------
Per Capita Income, 1990                     16,738      15,547      13,828     12,405   11,337       14,015     12,774    11,426
----------------------------------------------------------------------------------------------------------------------------------

Household Income Distribution-2001 Est. (%)
  $15,000 and less                              20          22          26         29       30           28         28        31
  $15,000 - $25,000                             16          17          20         20       24           20         20        25
  $25,000 - $50,000                             34          35          35         34       35           33         34        33
  $50,000 - $100,000                            24          22          16         15       10           16         16         9
  $100,000 - $150,000                            4           3           2          2        1            2          1         1
  $150,000 and over                              2           1           1          1        1            1          1         0
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Unemployment rate, 1990                       6.24        6.11        4.79       9.95     6.73         4.70       9.47      6.11
----------------------------------------------------------------------------------------------------------------------------------

Median Age of Population, 1996 Est.           34.3        35.0        38.0       37.9     38.2         38.1       37.5      37.7
Median Age of Population, 1990                32.9        33.5        37.0       37.6     38.0         37.0       37.1      37.6
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Average Housing Value, 1990                 79,098      72,086      51,706     38,964   31,793       43,505     34,050    33,073
----------------------------------------------------------------------------------------------------------------------------------

Total Households, 2001 Est.            103,293,062   2,154,220       5,457      3,384    3,151        4,244      1,113     1,360
  1996 - 2001 Percent Change, Est.            5.14        4.32       (1.73)      2.05     1.48        (1.69)      1.92      1.34
Total Households, 1996                  98,239,161   2,064,948       5,553      3,316    3,105        4,317      1,092     1,342
  1990 - 96 Percent Change, Est.              6.84        5.29       (1.63)      2.92     2.14        (1.39)      2.63      1.67
Total Households, 1990                  91,947,410   1,961,206       5,645      3,222    3,040        4,378      1,064     1,320
----------------------------------------------------------------------------------------------------------------------------------

Total Housing Units, 1990              101,641,260   2,199,129      14,365      5,794    3,613        3,878        763       876
  % Vacant                                   10.07       10.82        4.37       8.97    15.86         8.95       8.91     10.73
  % Occupied                                 89.93       89.18       95.63      91.03    84.14        91.05      91.09     89.27
    % By Owner                               57.78       61.33       67.78      68.69    63.33        59.75      63.83     60.50
    % By Renter                              32.15       27.85       27.85      22.33    20.81        31.30      27.26     28.77
================================================================================================================================

Source: Scan/US, Inc.

FERGUSON & CO., LLP                                                  SECTION 11.
-------------------                                                  -----------

                       TABLE II.2 - MARKET AREA DEPOSITS

--------------------------------------------------------------------------------
                                            1995          1994         1993
                                                     (in Thousands)
--------------------------------------------------------------------------------
     Investors Federal                    $35,227         $37,083    $38,428
                                        ----------------------------------------
          Number of Branches                    3               3          3

     Other Savings Associations           $               $          $
                                        ----------------------------------------
          Number of Branches

     Total Savings Association Deposits   $35,227         $37,083    $38,428
                                        ----------------------------------------
          Number of Branches                    3               3          3

     Total Bank Deposits                 $415,378        $444,545   $437,040
          Number of Branches                   15              15         16

     Investors Federal - Market Share
          To Total Area Deposits             7.82%           8.34%      8.79%
--------------------------------------------------------------------------------

                                  SECTION III
                           COMPARISON WITH PUBLICLY
                                TRADED THRIFTS

FERGUSON & CO., LLP                                                 Section III.
-------------------                                                 ------------

                 III.  COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

     This section presents an analysis of Investors Federal Bank and Saving Association relative to a group of 12 publicly traded thrift institutions ("Comparative Group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of Investors Federal's stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table
III.3 presents a pro forma comparison of Investors Federal to the comparative group. Exhibits III and IV contain selected financial information on Investors Federal and the comparative group. This information is derived from quarterly TFR's filed with the OTS and call reports filed with the FDIC. The selection criteria and comparison with the Comparative Group are discussed below.

SELECTION CRITERIA

     Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are either listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or NASDAQ. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing 12 months. We have also excluded mutual holding companies (see Exhibit II.1).

     Because of the limited number of similar size thrifts with sufficient trading volume, we looked for members of the comparative group among thrifts with assets up to $110 million. The Midwest Region, which includes Missouri, had 12 thrifts that met the aforementioned requirements. We found 16 thrifts that met the requirements in the Midwest Region of the United States, and one in the Southwest Region (we consider 10 to be the minimum number), and we retained 12 and eliminated five for the following reasons: (a) three had capital levels that were significantly in excess of the subject that analysis would be difficult;
(b) one had an unusually high loans to deposit ratio; and (c) one had no borrowings.

     The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 430 publicly traded thrifts listed on NYSE, AMEX, or NASDAQ. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

     <>   We eliminated companies with losses,

     <>   We eliminated indicated acquisition targets,

     <>   We eliminated companies with price/earnings ratios in excess of 25,

     <>   We eliminated companies that had not reported as a stock institution for one complete year, and

     <>   We eliminated mutual holding companies.

The resulting group of approximately 270 publicly traded thrifts is included in
Exhibit II.1.

FERGUSON & CO., LLP                                                 Section III.
-------------------                                                 ------------

     The selected group of comparatives has sufficient trading volume to provide meaningful price data. Eleven of the comparative group members are located in the Midwest, and the other is located in the Southwest. Three of the group are located in Iowa, three in Ohio, and one each in Missouri, Indiana, Minnesota, Illinois, Kansas, and Louisiana. With total assets of approximately $52.6 million, Investors Federal is well below the group selected, which has average assets of $82.8 million and median assets of $85.8 million.

PROFITABILITY

     Using the comparison of profitability components as a percentage of average assets, Investors Federal was below the comparative group in return on assets,
 .62% to .89%; net interest income, 2.77% to 3.32%; and core income, .52% to .85%. Investors Federal was below the comparative group in other operating income, .07% to .37%; and operating expense, 2.15% to 2.29%. After conversion, deployment of the proceeds will provide additional income, and Investors Federal will compare more favorably with the comparative group in terms of return on average assets, with a return of .81% at the midpoint of the appraisal range. Pro forma return on average equity is 6.33% at the midpoint, versus a mean of 6.24% and median of 5.99% for the comparative group.

BALANCE SHEET CHARACTERISTICS

     The general asset composition of Investors Federal is similar to that of the comparative group. Investors Federal has a higher level of passive investments with 58.15% of its assets invested in cash, investments, and mortgage-backed securities, versus 51.87% for the comparative group. In the investment portfolio, Investors Federal has 25.88% in cash and investment securities and 32.27% in mortgage backed securities. The comparative group has a reverse mixture with 37.35% in cash and investments, and 14.52% in mortgage backed securities. Investors Federal has a lower percentage of its assets in loans, at 54.06% versus 60.16% for the comparative group. Investors Federal's percentage of earning assets to interest costing liabilities is much lower than that of the group. Investors Federal has 109.0%, and the comparative group averages 116.99%. After conversion, Investors Federal's ratio will be in line with that of the group of comparatives.

     The liability side differs mainly in that Investors Federal has a higher percentage of borrowings and lower percentage of equity and deposits. Investors Federal's capital level is 6.21% versus 15.41% for the comparative group. The comparison between Investors Federal's capital level and that of the comparative group will improve after conversion, but at the midpoint, equity to assets will be 12.19% compared to their average of 15.41% and median of 13.89%.

RISK FACTORS

     Both Investors Federal and the comparative group have low levels of nonperforming assets, with First Federal's being much lower than the comparative group, 0.24% to 0.56% of assets. Investors Federal's loan loss allowance is 1.00% of net loans, which compares favorably with the comparative group's 0.81%. Investors Federal's one year gap to assets is a positive 4.70% versus a positive 0.02% for the comparative group. However, the group average is based on information available for only five members of the comparative group. On balance, we believe that Investors Federal's interest rate risk management is better than the comparative group.

FERGUSON & CO., LLP                                                 Section III.
-------------------                                                 ------------

SUMMARY OF FINANCIAL COMPARISON

     Based on the above discussion of operational, balance sheet, and risk characteristics of Investors Federal compared with the group, we believe that Investors Federal's performance is equal to that of the comparative group, and we believe that the interest rate risk management component is better than the group. While Investors Federal's profitability and capital levels are below the comparative group, the conversion proceeds will increase its income and capital levels to near comparable levels. The close management of interest rate risk is likely to have a continuing slight negative influence on the performance of Investors Federal's earnings. However, in some analytical circles, the diminution of earnings is adequately offset by the reduced interest rate risk component.

FERGUSON & CO., LLP                                                 Section III.
-------------------                                                 ------------

FUTURE PLANS

     Investors Federal's future plans are to remain a well capitalized, profitable institution with good asset quality and a commitment to serving the needs of its trade area, and emphasizing lending. The business plan emphasizes growth in consumer lending and commercial non-real estate lending. Management recognizes that it will take time to invest the proceeds of its capital infusion in a manner consistent with its historic performance and current policy. During that period of time, Management is willing to accept a lower return on assets as well as a lower return on equity capital.

     Investors Federal has always adhered to a controlled growth policy, and in recent years, it has controlled its rates paid, its overall spreads, and has funded all recent growth with FHLB advances. The advances were used to control spreads and help control interest rate risk. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities. Adjustable rate and short term loans will continue to be emphasized. The Bank will continue to minimize long term, fixed rate loans.
The Bank's business plan projects that it will experience growth in loans, savings deposits, and liquidity.

     Investors Federal has no current plans to open or acquire branches. However, the additional capital and the formation of a holding company would make acquisition of branches a viable option. Management intends to expand lending and believes that projected lending goals can be met without additional offices.

     Increasing market penetration by increasing the number of services and products available, coupled with expanded marketing efforts, are the most likely methods to be employed to achieve growth.

FERGUSON & CO., LLP                                                  SECTION III
------------------                                                   -----------
                       TABLE III.1 - COMPARABLES GENERAL

                                                                                           Total                 Current  Current
                                                                              Number      Assets                  Stock   Market
                                                                                Of        ($000)                  Price    Value
Ticker   Short Name                                City            State     Offices     Mst RctQ     IPO DATE     ($)     ($M)
BDJI     First Federal Bancorporation              Bemidji         MN        5           104,969      04/04/95   15.125   11.77
CIBI     Community Investors Bancorp               Bucyrus         OH        3            85,785      02/07/95   16.250   11.40
CSBF     CSB Financial Group, Inc.                 Centralia       IL        1            41,524      10/09/95    9.625    9.96
CZF      CitiSave Financial Corp                   Baton Rouge     LA        5            76,128      07/14/95   14.125   13.63
FFSL     First Independence Corp.                  Independence    KS        1           105,771      10/08/93   19.000   11.08
GFSB     GFS Bancorp, Inc.                         Grinnell        IA        1            83,305      01/06/94   20.500   10.45
HBBI     Home Building Bancorp                     Washington      IN        2            43,135      02/08/95   17.500    5.80
HFSA     Hardin Bancorp, Inc.                      Hardin          MO        3            86,949      09/29/95   12.000   11.55
HHFC     Harvest Home Financial Corp.              Cheviot         OH        3            76,399      10/1O/94   10.000    9.35
MIFC     Mid-Iowa Financial Corp.                  Newton          IA        6           115,260      10/14/92    6.000   10.10
PTRS     Potters Financial Corp.                   East Liverpool  OH        4           114,714      12/31/93   15.500    7.85
SFFC     StateFed Financial Corporation            Des Moines      IA        2            76,705      01/05/94   16.000   13.42

Maximum                                                                      6           115,260                 20.500   13.63
Minimum                                                                      1            41,524                  6.000     5.8
Average                                                                      3            84,220                 14.344   10.53
Median                                                                       3            84,545                 15.313   10.77

SOURCE: SNL SECURITIES, INC.     5

FERGUSON & CO.,LLP                                                   SECTION III
------------------                                                  -----------

                     TABLE III.2-KEY FINANCIAL INDICATORS

                                        Investors Federal        Comparative
                                         Chillicothe, Mo.           Group
Profitability
   (% of average assets)
Net income                                           0.62                   0.89
Net interest income                                  2.77                   3.32
Loss provisions                                      0.43                   0.37
Other operating income                               0.07                   0.37
Operating expense                                    2.15                   2.29
Core income (excluding gains
 and losses on asset sales)                          0.52                   0.85


Balance Sheet Factors
   (% of assets)
Cash and investments                                25.88                  37.35
Mortgage-backed securities                          32.27                  14.52
Loans                                               54.06                  60.16
Savings deposits                                    67.50                  73.47
Borrowings                                          25.62                  10.09
Equity                                               6.21                  15.41
Tangible equity                                      6.21                  15.41

Risk Factors
   (%)
Earning assets/costing liabilities                 109.00                 116.99
Non-performing assets/assets                         0.24                   0.56
Loss allowance/non performing assets               221.09                 142.51
Loss allowance/loans                                 1.00                   0.81
One year gap/assets                                  4.70                   0.02 (*)

(*)  Five of the twelve comparables reported gap assets.
SOURCE:  SNL SECURITIES, F&C CALCULATIONS AND OFFERING CIRCULAR.


SOURCE: SNL SECURITIES, OFFERING CIRCULAR AND F&C CALCULATIONS

FERGUSON & CO., LLP                                                  SECTION III
-------------------                                                  -----------

                            TABLE III.3-COMPARABLES

                        INVESTORS FEDERAL SAVINGS BANK

AS OF SEPTEMBER 21, 1996

Ticker Name                        Price      Mk Valu      PE       P/Book    P/TBook   P/Assets   Div Yld     Assets
                                    ($)        ($Mil)      (X)       (%)       (%)        (%)        (%)       ($000)
      INVESTORS FEDERAL
      -----------------
      Before Conversion              N/A         N/A        N/A       N/A       N/A       N/A        N/A       52,587
      SuperMax                      20.000      5.951      13.00     73.25     73.25     10.36       3.00      57,444
      Maximum                       20.000      5.175      11.74     69.54     69.54      9.12       3.00      56,761
      Midpoint                      20.000      4.500      10.55     65.71     65.71      8.01       3.00      56,167
      Minimum                       20.000      3.825       9.28     61.05     61.05      6.88       3.00      55,584

      COMPARATIVE GROUP
      -----------------
      Averages                      14.344     10.530      15.87     87.18     87.20     13.52       1.92      84,220
      Medians                       15.313     10.765      14.61     85.94     85.94     12.91       2.03      84,545

      MISSOURI PUBLIC THRIFTS
      -----------------------
      Averages                      19.969     102.501     15.72    112.92    116.28     14.50       2.10   1,095,534
      Medians                       19.188      31.550     15.98    102.11    102.11     14.76       1.89     198,814

      MIDWEST REGION THRIFTS
      ----------------------
      Averages                      20.060     125.714     15.29    113.20    116.73     12.89       2.16   1,095,155
      Medians                       17.500      34.750     14.53    100.36    100.43     12.04       2.04     312,959

      ALL PUBLIC THRIFTS
      ------------------
      Averages                      18.145     134.475     17.16    114.00    117.70     13.59       1.87   1,362,666
      Medians                       16.375      39.930     14.67    106.54    109.57     11.70       2.00     338,985

      COMPARATIVE GROUP
      -----------------
BDJI  FirstFedBcrp-MN               15.125      11.770     17.19     84.59     84.59     11.22        -       104,969
CIBI  CommInvBncrp-OH               16.250      11.400     13.66     95.98     95.98     13.28       2.46      85,785
CSBF  CSBFinancialGrp-IL             9.625       9.960     21.88     77.62     77.62     23.99        -        41,524
CZF   CitiSaveFinCorp-LA            14.125      13.630     11.67     99.05     99.12     17.90       2.12      76,128
FFSL  FirstIndepCorp-KS             19.000      11.080     12.03     84.94     84.94     10.48       2.11     105,771
GFSB  GFSBancorp,Inc.-IA            20.500      10.450     12.28    105.02    105.02     12.54       1.95      83,305
HBBI  HomeBldngBncrp-IN             17.500       5.800     32.41     86.93     86.93     13.46       1.71      43,135
HFSA  HardinBancorp-MO              12.000      11.550     15.00     81.36     81.36     13.97       3.33      86,949
HHFC  HarvestHome-OH                10.000       9.350     15.87     73.21     73.21     12.24       4.00      76,399
MIFC  Mid-IowaFinCorp-IA             6.000      10.100     10.17     93.46     93.60      8.76       1.33     115,260
PTRS  PottersFin-OH                 15.125       7.850     14.35     74.06     74.06      6.84       1.55     114,714
SFFC  StateFedFinCorp-IA            16.500      13.420     14.86     89.92     89.92     17.50       2.42      76,705

                    NOTE: STOCK PRICES ARE CLOSING PRICES OR LAST TRADE. PRO FORMA CALCULATIONS FOR INVESTORFEDERAL ARE BASED ON SALES AT $20 PER SHARE WITH A MIDPOINT OF $4,500,000.

                    SOURCES: INVESTOR FEDERALS' AUDITED AND UNAUDITED FINANCIAL STATEMENTS, SNL SECURITIES, AND F&C CALCULATIONS.

FERGUSON & CO., LLP                                                 SECTION III
-------------------                                                 ------------
                           TABLE III.3 - COMPARABLES

As of September 21, 1996

Ticker Name                        Eq/A       TEq/A     EPS     ROAA      ROAE
                                    (%)        (%)      ($)      (%)       (%)
      INVESTORS FEDERAL
      -----------------
      Before Conversion             6.21       6.21      N/A     0.70      8.86
      SuperMax                     14.14      14.14     1.66     0.85      5.71
      Maximum                      13.11      13.11     1.84     0.83      6.02
      Midpoint                     12.19      12.19     2.04     0.81      6.33
      Minimum                      11.27      11.27     2.32     0.80      6.70

      COMPARATIVE GROUP
      -----------------
      Averages                      15.41     15.41     1.03     0.89      6.24
      Medians                       13.89     13.89     1.08     0.91      5.99

      MISSOURI PUBLIC THRIFTS
      -----------------------
      Averages                      13.93     13.77     1.44     1.00      8.48
      Medians                       12.77     12.77     1.10     0.88      6.33

      Midwest Region Thrifts
      ----------------------
      Averages                      12.11     11.95     1.42     0.98      8.90
      Medians                       10.67     10.59     1.22     0.96      7.47

      ALL PUBLIC THRIFTS
      ------------------
      Averages                      12.52     12.20     1.25     0.89      8.72
      Medians                        9.82      9.46     1.14     0.90      8.37

      COMPARATIVE GROUP
      -----------------
BDJI  FirstFedBcrp-MN               13.26     13.26     0.88     0.70      4.74
CIBI  CommInvBncrp-OH               13.84     13.84     1.19     1.01      6.98
CSBF  CSBFinancialGrp-IL            30.91     30.91     0.44     0.89    NA
CZF   CitiSaveFinCorp-LA            16.73     16.72     0.84     1.21      6.68
FFSL  FirstIndepCorp-KS             12.34     12.34     1.58     1.10      8.51
GFSB  GFSBancorp,Inc.-IA            11.94     11.94     1.67     1.16      9.19
HBBI  HomeBldngBncrp-IN             13.94     13.94     0.54     0.41      2.86
HFSA  HardinBancorp-MO              17.17     17.17     0.80     0.76      4.25
HHFC  HarvestHome-OH                16.71     16.71     0.63     0.75      4.14
MIFC  Mid-IowaFinCorp-IA             9.38      9.36     0.59     0.93     10.00
PTRS  PottersFin-OH                  9.24      9.24     1.08     0.51      5.27
SFFC  StateFedFinCorp-IA            19.46     19.46     1.11     1.19      5.99

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------
                       TABLE III.4 - COMPARATIVE SELECTION

                                                                             Deposit                          Current
                                                                            Insurance                          Stock
                                                                              Agency                           Price
Ticker   Short Name                          City           State   Region  (BIF/SAIF)   Exchange   IPO Date    ($)
BDJI     First Federal Bancorporation        Bemidji         MN       MW       SAIF       NASDAQ     04/04/95      14.00
CIBI     Community Investors Bancorp         Bucyrus         OH       MW       SAIF       NASDAQ     02/07/95      16.00
CSBF     CSB Financial Group, Inc.           Centralia       IL       MW       SAIF       NASDAQ     10/09/95       9.13
CZF      CitiSave Financial Corp             Baton Rouge     LA       SW       SAIF        AMSE      07/14/95      14.00
FFSL     First Independence Corp.            Independence    KS       MW       SAIF       NASDAQ     10/08/95      18.50
GFSB     GFS Bancorp, Inc.                   Grinnell        IA       MW       SAIF       NASDAQ     01/06/94      21.00
HBBI     Home Building Bancorp               Washington      IN       MW       SAIF       NASDAQ     02/08/95      18.25
HFSA     Hardin Bancorp, Inc.                Hardin          MO       MW       SAIF       NASDAQ     09/29/95      11.25
HHFC     Harvest Home Financial Corp.        Cheviot         OH       MW       SAIF       NASDAQ     10/10/94      13.75
MIFC     Mid-Iowa Financial Corp.            Newton          IA       MW       SAIF       NASDAQ     10/14/92       6.00
PTRS     Potters Financial Corp.             East Liverpool  OH       MW       SAIF       NASDAQ     12/31/93      15.50
SFFC     StateFed Financial Corporation      Des Moines      IA       MW       SAIF       NASDAQ     01/05/94      16.00


Maximum                                                                                                            18.50
Minimum                                                                                                             9.13
Average                                                                                                            14.33
Median                                                                                                             14.00

         Rejects and Reasons
         -------------------
PCBC     Perry County Financial Corp.        Perryville      MO       MW       SAIF       NASDAQ     02/13/95      17.50
         Loan to Deposit Ratio to low to compare and capital to high.
NSLB     NS&L Bancorp, Inc.                  Neosho          MO       MW       SAIF       NASDAQ     06/08/95      12.00
         Capital Accounts to high this one has no borrwoings.
ASBP     ASB Financial Corp.                 Portsmouth      OH       MW       SAIF       NASDAQ     05/11/95      14.25
         Capital to high, NPA's to high and loan to deposit ratio is also to high.
ATSB     AmTrust Capital Corp.               Peru            IN       MW       SAIF       NASDAQ     03/28/95       9.00
         Current Quarter PE ratio is unrealistic ant LTM is not reported
HFFB     Harrodsburg First Fin Bancorp       Harrodsburg     KY       MW       SAIF       NASDAQ     10/04/95      16.50
         Capital Ratios are to high and the equity to assets distorts the comparisons.

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS     9

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------
                       TABLE III.4 - COMPARATIVE SELECTION


          Current      Price/     Price/       Current        Current                Current       Total         Equity/
          Market        LTM        Core         Price/      Price/Tang   Price/     Dividend      Assets         Assets
          Value      Core EPS       EPS       Book Value    Book value   Assets      Yield        ($000)           (%)
Ticker     ($M)         (x)         (x)          (%)           (%)        (%)         (%)        Mst RctQ        Mst RctQ
BDJI          10.90        15.91     12.96        78.30         78.30      10.38       0.000       104,969          13.26
CIBI          11.22        13.45     13.79        94.51         94.51      13.08       2.500        85,785          13.84
CSBF           9.44           NA     20.74        73.59         73.59      22.74       0.000        41,524          30.91
CZF           13.51           NA     16.67        98.18         98.25      17.74       2.143        76,128          16.73
FFSL          10.79        11.71     11.01        82.70         82.70      10.20       2.162       105,771          12.34
GFSB          10.70        12.57     10.10       107.58        107.58      12.85       1.905        83,305          11.94
HBBI           6.05        33.18     19.84        90.66         90.66      14.03       1.644        43,135          13.94
HFSA          10.83           NA     14.06        76.27         76.27      13.10       3.556        86,949          17.17
HHFC          12.85        21.83     21.48       100.66        100.66      16.83       2.909        76,399          16.71
MIFC          10.10        10.17      7.50        93.46         93.60       8.76       1.333       115,260           9.38
PTRS           7.85        14.35     19.38        74.06         74.06       6.84       1.548       114,714           9.24
SFFC          13.02        14.41     13.33        87.19         87.19      16.97       2.500        76,705          19.46


Maximum       13.51        15.91     20.74        98.18         98.25      22.74        2.50    105,771.00          30.91
Minimum        9.44        11.71     11.01        73.59         73.59      10.20         -       41,524.00          12.34
Average       11.17        13.69     15.03        85.46         85.47      14.83        1.36     82,835.40          17.42
Median        10.90        13.45     13.79        82.70         82.70      13.08        2.14     85,785.00          13.84



PCBC          14.99        18.62     17.50        99.32         99.32      18.64       1.714        80,394          18.77

NSLB           9.11        20.34     17.65        71.81         71.81      16.74       4.167        57,288          23.31

ASBP          24.42        20.65     18.75        89.45         89.45      21.62       2.807       112,988          22.70

ATSB           5.10       100.00     22.50        67.57         68.29       6.98       0.000        73,072          10.34

HFFB          35.62           NA     21.71       106.66        106.66      32.51       2.424       109,578          28.13

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------
                       TABLE III.4 - COMPARATIVE SELECTION

          Tangible                             Return on        Return on       ROACE       ROACE
           Equity/      Core         Core      Avg Assets       Avg Assets      Before      Before
         Tang Assets    EPS          EPS      Before Extra    Before Fixture    Extra       Extra       Merger    Current
              (%)       ($)          ($)          (%)              (%)            (%)        (%)        Target    Pricing
Ticker     Mst RctQ     LTM        Mst RctQ       LTM           Mst RctQ          LTM      Mst RctQ      (Y/N)     Date
BDJI           13.26       0.88        0.27          0.70             0.79         4.74        5.80        N       08/30/96
CIBI           13.84       1.19        0.29          1.01             0.93         6.98        6.50        N       08/30/96
CSBF           30.91         NA        0.11          0.89             1.02          NA         3.29        N       08/30/96
CZF            16.72         NA        0.21          1.21             1.05         6.68        5.70        N       08/30/96
FFSL           12.34       1.58        0.42          1.10             0.93         8.51        7.50        N       08/30/96
GFSB           11.94       1.67        0.52          1.16             1.33         9.19       11.14        N       08/30/96
HBBI           13.94       0.55        0.23          0.41             0.77         2.86        5.46        N       08/30/96
HFSA           17.17         NA        0.20          0.76             0.92         4.25        5.06        N       08/30/96
HHFC           16.71       0.63        0.16          0.75             0.74         4.14        4.33        N       08/30/96
MIFC            9.36       0.59        0.20          0.93             1.28        10.00       13.87        N       08/30/96
PTRS            9.24       1.08        0.20          0.51             0.36         5.27        3.77        N       08/30/96
SFFC           19.46       1.11        0.30          1.19             1.28         5.99        6.46        N       08/30/96


Maximum        30.91       1.58        0.42          1.21             1.05         8.51        7.50
Minimum        12.34       0.88        0.11          0.70             0.79         4.74        3.29
Average        17.41       1.21        0.26          0.98             0.94         6.73        5.76
Median         13.84       1.19        0.27          1.01             0.93         6.83        5.80



PCBC           18.77       0.94        0.25          0.88             0.55         4.36        2.83        N       08/30/96

NSLB           23.31       0.59        0.17          0.97             0.97         4.08        4.14        N       08/30/96

ASBP           22.70       0.69        0.19          1.01             1.09         4.30        4.76        N       08/30/96

ATSB           10.24       0.09        0.10          0.31             0.46         2.75        4.46        N       08/30/96

HFFB           28.13         NA        0.19          1.17             1.38         4.52        4.87        N       08/30/96

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------
                       TABLE III.4 - COMPARATIVE SELECTION

                                                                                    Loans
              NTAs/       Loans/       Loans/        Deposits/      Borrowings/    Serviced
             Assets       Deposits     Assets         Assets         Assets       For Others
               (%)          (%)         (%)            (%)            (%)          ($000)
Ticker      Mst RctQ      Mst RctQ    Mst RctQ       Mst RctQ       Mst RctQ      Mst RctQ
BDJI            0.21        62.11       47.26          76.08          9.39           204
CIBI            0.73        89.35       74.52          83.40          2.28           746
CSBF              NA        80.78       55.38          68.55          0.00            NA
CZF             0.23        70.95       57.55          81.12          0.00         1,362
FFSL            0.29        95.09       61.89          65.09         21.46         2,603
GFSB            1.15       136.32       86.93          63.77         23.19         8,193
HBBI            0.27        86.41       65.53          75.84          9.95             0
HFSA            0.15        71.59       54.42          76.01          5.75         3,759
HHFC            0.19        72.21       55.04          76.21          6.54            NA
MIFC            0.05        77.67       53.04          68.28         20.82         2,960
PTRS            2.33        53.08       46.55          87.69          2.08           643
SFFC              NA       137.65       82.07          59.62         19.56            NA


Maximum         0.73        95.09       74.52           83.4         21.46      2,603.00
Minimum         0.21        62.11       47.26          65.09           -          204.00
Average         0.37        79.66       59.32          74.85          6.63      1,228.75
Median          0.26        80.78       57.55          76.08          2.28      1,054.00

PCBC              NA        17.77       13.82          77.77          3.11            NA

NSLB            0.00        69.21       51.94          75.05          0.00            NA

ASBP            1.61        82.36       60.79          73.81          2.14             0

ATSB            1.31        99.02       68.85          69.53         19.16        26,664

HFFB            0.00        97.35       69.16          71.04          0.00             0

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS  12

                                  SECTION IV

                          CORRELATION OF MARKET VALUE

FERGUSON & CO., LLP                                                   SECTION IV
-------------------                                                   ----------

                       IV.  CORRELATION OF MARKET VALUE


MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

     This section addresses the aforementioned factors and the estimated pro forma market. Certain factors must be considered to determine whether adjustments are required in correlating Investors Federal's market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest value of the to-be-issued common shares and compares the resulting market value of the Bank to the members of its comparative group and the selected group of publicly held thrifts.

FINANCIAL ASPECTS

     Section III includes a discussion regarding a comparison of Investors Federal's earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table III.3 presents certain key indicators on a pro forma basis after conversion.

     As shown in Table III.2, from an earnings viewpoint, Investors Federal is below its comparative group in return on assets and core income as a percentage of average assets, principally as a result of its net interest income level, which is lower because of the Bank's lower capital ratio, a lower ratio of interest earning assets ("IEA's") to interest bearing liabilities ("IBL's"), and a lower net interest margin. Investors Federal's net interest income as a percent of assets is 2.77% versus 3.32% for the comparatives. After Investors Federal completes its stock conversion, its return on average assets and core income as a percentage of average assets will increase, but it will not achieve parity with the comparable group principally due to lower capital levels and the ratio of IEA's to IBL's. Table III.3 projects that Investors Federal will approach the group in return on assets with 0.81% at the midpoint, versus a mean of .89% and median of 0.91% for the comparative group.

     Investors Federal's pro forma equity to assets ratio at the midpoint is 12.19%, versus a mean of 15.41% and median of 13.89% for the comparative group. Investors Federal's pro forma return on equity is slightly above the comparative group--6.33% at the midpoint versus a mean of 6.24% and median of 5.99% for the comparative group, even though Investors Federal's capital levels will be lower.

     Investors Federal's recorded earnings have been adjusted for appraisal purposes. The Bank recorded gains of $46 thousand from the sale of assets, patronage dividends and gain on the sale of the Bank's former cooperative data processing bureau in the amount of $58 thousand recorded in non-interest income, and an adjustment to the $210 thousand provision for loans losses taken at year end June 30, 1996.

FERGUSON & CO., LLP                                                   SECTION IV
-------------------                                                   ----------

                  TABLE IV.1 - APPRAISAL EARNINGS ADJUSTMENT

                               AS REPORTED                    ADJUSTMENTS
    Total Interest Income           3,616                           3,616
    Total Interest Expense         (2,264)                         (2,264)
      Net Interest Income           1,352                           1,352

    Provision for Losses             (210)          Adj               (40)  (*)
       Net Interest Income
       after Loss                   1,142                           1,312
        Provisions

    Gain of Sale of Assets             46           Adj                 -
    Other Noninterest
       Income                         311           Adj               253
    Sub Total                       1,499                           1,565
    Noninterest Expense            (1,030)                         (1,030)
                                      469                             535
    Income Tax Expense               (167)                           (192)
                           --------------                     -----------
    Net Income                        302                             343
                           ==============                     ===========

      (*) Equals the average provision for loan losses on thrifts
      (excluding California) that were larger than $25 million, smaller than $100 million and have at least 40% of their total assets in loans.

      Source: Investors Federal's audited and unaudited financial statements and F&C calculations

     Investors Federal's asset composition is similar to that of its comparative group--lending oriented, with a high percentage of total assets in investments and mortgage-backed securities. From the risk factor viewpoint, Investors Federal is similar to the comparative group. Investors Federal has a lower level of non performing assets. Investors Federal's loan loss allowance is 1.00% of net loans, comparing favorably with the comparative group, which is 0.81%. Its ratio of interest earning assets to interest bearing liabilities (109.0%) is well below the comparative group (116.99%). Investors Federal's ratio will be in line with the comparative group after conversion. From an interest rate risk factor, Investors Federal is positioned to withstand reasonable interest rate changes -- better than the comparative group.

     We believe that NO ADJUSTMENT is necessary relative to financial aspects of
                     -------------
Investors Federal.

MARKET AREA

     Section II describes Investors Federal's market area.

FERGUSON & CO., LLP                                                   SECTION IV
-------------------                                                   ----------

     We believe that NO ADJUSTMENT is required for Investors Federal's market
                     -------------
area.

MANAGEMENT

     The CEO has been with Investors Federal 32 years, serving as President, CEO and Director since 1964. The CFO has been with Investors Federal for 5 years, serving in that capacity for the entire period. The CLO joined Investors Federal in 1975. All officers report directly to President Teegarden. The staff possesses the necessary skills, levels of expertise and experience to maintain the integrity of the assets and to implement the goals of the organization. Investors Federal's results compare well with the comparative group. Therefore, Investors Federal's management has done the same quality job as its selected comparatives. The Bank has no formal management succession plan in effect; however, that is not unusual for this size institution.

     We believe that NO ADJUSTMENT is required for Investors Federal's
                     -------------
management.

DIVIDENDS

     Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on price of 1.92% and a median of 2.03%, while all public thrifts are paying a mean of 1.87% and median of 2.00%. Missouri public thrifts are paying a mean of 2.10% and a median of 1.89%. Investors Federal intends to pay a dividend at an initial annual rate of 3.0%.

     We believe that NO ADJUSTMENT is required relative to Investors Federal's
                     -------------
intention to pay dividends.

LIQUIDITY

     The Holding Company has never issued capital stock to the public, and as a result, there is no existing market for the Common Stock. Although the Holding Company has applied to list its Common Stock on Nasdaq as a Pink Sheet, there can be no assurance that a liquid trading market will develop.

     A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence, in the market place, of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Bank or the market.

     The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $5.8 million to $13.6 million, with a mean value of $10.53 million. The midpoint of Investors Federal's valuation range is $4.5 million at $20 a share, or 225,000 shares. The limited size of the issue and the modest number of shares that are being issued should have a negative impact on the liquidity of the issue.

     We believe a DOWNWARD ADJUSTMENT is required relative to the liquidity of
                  -------------------
Investors Federal's stock .

THRIFT EQUITY MARKET CONDITIONS

     The SNL Thrift Index has performed well since the end of 1990. The Index has grown as follows: year ended December 31, 1991--increased 49.0% from 96.6 to 143.9; year ended December 31, 1992--increased 39.7% to 201.1; year ended December 31, 1993--increased 25.6% to 252.5; year ended December 31, 1994-- decreased 3.1% to 244.7; year ended December 31, 1995--increased

FERGUSON & CO., LLP                                                   SECTION IV
-------------------                                                   ----------

54.1% to 376.5. The SNL Index is market value weighted with a base value of 100 as of March 31, 1984.

     As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering the period January 31, 1994 through September 30, 1996, the market, as depicted by the Index, has experienced fluctuations recently. It dipped in the latter part of 1994, but recovered during the first quarter of 1995. During 1995, the Index continued a more robust increase and moved from 244.7 at year end 1994 to
362.3 by September 30, 1995, an increase of 48.1%. However, the Index has recently shown an upward tendency, moving up and down within a narrow band of performance. In May of 1996, the upward trend became recognizable, and the Index had generally trended upward since the start, with an exception in July 1996, when it dropped 4.02%. However, overall, the market has increased 13.81% between the end of May and the end of September.

     The increase in the SNL Index, in general, has been parallel with the increases in other equity markets with some interim fluctuations caused by changes or anticipated changes in interest rates. Another factor, however, is also notable. In other markets, increased prices are responding to improved profits, with price to earnings ratios increasing as earnings potentials are anticipated. However, the thrift IPO market has been affected by speculation that conveys the notion that the majority of the converting institutions will become viable consolidation candidates and sell at some expanded multiple of book value. Moreover, the number of conversions has decreased in recent months and the basics of supply and demand are affecting the pricing of some of the recent issues, as professional investor and regional speculators chase fewer viable issues of thrift equities.

MISSOURI ACQUISITIONS

     Table IV.2 provides information relative to acquisitions of financial institutions in Missouri between January 1, 1996 and September 30, 1996. There were two thrift acquisitions and six bank acquisitions announced during that time frame. Currently, there are 17 publicly held thrifts in the State of Missouri. There are 155 publicly held thrifts in the Midwest region of the country. Bank acquisitions in Missouri since January 1, 1994, have averaged 193.39% of tangible book value and 19.25 times earnings. The median price has been 183.63% of tangible book value and 19.38 times earnings. Thrifts generally sell at lower price/book multiples than do banks. Thrifts in Missouri during that period have averaged 120.32% of tangible book value and 36.57 times earnings.

EFFECT OF INTEREST RATES ON THRIFT STOCK

     The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks, and all other interest sensitive stocks. As the economy continues to lose momentum, the fear of inflation can and has to a degree been replaced by economic uncertainty. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented to vagaries of the economy and decreased rates in an attempt to stimulate what is currently perceived as a fragile and irresolute economy (political rhetoric aside). Recent gains in thrift stocks could reverse if there were an abatement of the merger and consolidation activity, or if rates rose sharply.

     What is likely to happen in the short to intermediate term is that rates will float around current levels and trend upward. The yield curve will continue to normalize. A slowly increasing yield curve will do little for the financial services industry in general and thrifts specifically. But

FERGUSON & CO., LLP                                                   SECTION IV
-------------------                                                   ----------

the normalization of the yield curve will mitigate to some degree its impact on earnings, by allowing money managers to play the spread. Thrift net interest margins will narrow if the cost of funds start to rise more quickly. With portfolios replete with adjustable rate loans and MB's, a quickly rising rate enviornment can cause the cost of funds to rise faster than the adjustable assets can accommodate and thusly, spreads narrow.

     As clearly illustrated, the SNL Thrift Index has performed well over the last five years. It moved in tandem with all interest sensitive stocks and reflected the weakness in the market as investors began to consider the importance of increases in rates and their impact on the net interest margins of thrifts. The clear implication is that eventually rising interest rates will have a negative impact on earnings.

     Figure IV.2 graphically displays the rate environment since March 15, 1996. In March and most of April 1996, the yield curve was flat, with only a 1.45 basis point ("BP") difference between the federal funds rate and the 30 year treasury at March 15, 1996. Since that time, the yield curve has developed more slope with a 200 BP spread between the federal funds rate and the 30 year treasury rate at September 20, 1996. Mortgage rates follow closely the long term government obligations, giving asset managers more opportunity to maintain their spreads.

     Increased cost of funds will serve to narrow the net interest margins of thrifts. A thrift's ability to maintain net interest margins through business cycles is important to investors, unless thrifts can offset the decline in net interest income by other sources of revenue or reductions in noninterest expense. The former is difficult and the latter is unlikely.

     Investors Federal, with its excellent interest rate risk management, combined with its equity position after conversion will be less vulnerable to rising rates than most.

     Table IV.3 which has information on recent conversions since February 29, 1996, shows that recent price appreciation has not been as robust as it was in past periods. Table IV.3 provides information on 40 conversions completed since February 29, 1996. The average change in price since conversion is a gain of 23.0% and the median change is a gain of 21.25%. All thrifts within that group have increased in value with a range of a low of 5.0% to a high of 51.25%. The average increase in value at one day, one week, and one month after conversion has been 10.29%, 9.92%, and 9.25%, respectively. The median increase in value at one day, one week, and one month after conversion has been 9.7%, 8.1%, and 5.63%, respectively.

     Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is sufficient information to review the price-to-book ratio. The average price-to-book ratio, as of September 20, 1996, is 86.4% and the median is 85.96%. That compares to the offering price to pro forma book, where the average was 68.9% and the median was 69.5%.

     We believe a DOWNWARD ADJUSTMENT is required for the new issue discount.
                  -------------------

FERGUSON & CO., LLP                                                   SECTION IV
-------------------                                                   ----------

ADJUSTMENTS CONCLUSION

                              ADJUSTMENTS SUMMARY
---------------------------------------------------------------------------
                                             NO CHANGE    UPWARD    DOWN
Financial Aspects                                X
Market Area                                      X
Management                                       X
Dividends                                        X
Liquidity                                                            X
Thrift Equity Market Conditions                                      X
---------------------------------------------------------------------------

VALUATION APPROACH


     Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

     Table III.3 presents Investors Federal's pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. Investors Federal's earnings for the 12 months ended June 30, 1996, were approximately $302,000, with net adjustments of $66,000 ($41,000 after tax) required to determine appraisal earnings of $343,000. Management has indicated an intention, through its diversification of deposit and loan products, to exhibit the flexibility in operations needed to serve both the public and the institution. The Bank is well positioned to manage interest rate variations. The Bank projects moderate growth.

     The comparative group traded at an average of 15.87 times earnings at September 20, 1996, and at 87.18% of book value. The comparative group traded at a median of 14.61 times earnings and a median of 85.94% of book value. At the midpoint of the valuation range, Investors Federal is priced at 10.55 times earnings and 65.71% of book value. At the maximum end of the range, Investors Federal is priced at 11.74 times earnings and 69.54% of book value. At the supermaximum, Investors Federal is priced at 13.00 times earnings and 73.25% of book value.

     The midpoint valuation of $4,500,000 represents a discount of 24.63% from the average and a discount of 23.54% from the median of the comparative group on a price/book basis. The price/earnings ratio for Investors Federal at the midpoint represents a discount of 33.52% from the comparative group's mean and 27.79% from the median price/earnings ratio.

     The maximum valuation of $5,175,000 represents a discount of 20.23% from the average and 19.08% from the median of the comparative group on a price/book basis. The price/earnings ratio for Investors Federal at the maximum represents a discount of 26.02% from the average and 19.64% from the median of the comparative group.

     As shown in Table IV.3, conversions closing since February 29, 1996, have closed at an average price to book ratio of 68.90% and median of 69.5%. Investors Federal's pro forma price to book ratio is 65.71% at the midpoint, 69.54% at the maximum, and 73.25% at the supermaximum of the range. At the midpoint, Investors Federal is 4.63% below the average and 5.45% below the median. At the maximum of the range, Investors Federal is 0.92% above the average and 0.06% above the median. At the supermaximum of the range, Investors Federal's pro forma price to book ratio is 6.31% above the average and 5.40% above the median.

VALUATION CONCLUSION
--------------------

     We believe that as of September 20, 1996, the estimated pro forma market value of Investors Federal was $4,500,000. The resulting valuation range was $3,825,000 at the minimum to $5,175,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $5,951,000, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in Exhibit VII.

FERGUSON & CO; LLP                                                    Section IV
------------------                                                    ----------

                                  Table IV.2
Whole-Bank and Whole Thrift Acquistions in Missouri, Announced Since Jan.1,1996

                                                                                      Buyer           Seller
                             Bank/                                  Bank/      Total Assets     Total Assets
Buyer                     ST Thrift      Seller                 ST  Thrift           ($000)            (000)
===================================================================================================================
Mark Twain Bancshrs      MO Bank         First City Bncshrs     MO Bank           2,900,844           89,143
Mercantile Bancorp       MO Bank         First Fnc'l Corp       MO Bank          17,902,326           81,228
Mark Twain Bancshrs      MO Bank         Northland Bancshares   MO Bank           3,047,980           71,725
Roosevelt Financial      MO Thrift       Community Charter Cp   MO Bank           9,013,061           64,296
Roosevelt Financial      MO Thrift       Mutual Bancompany      MO Thrift         9,013,061           54,913
Roosevelt Financial      MO Thrift       Sentinel Financial     MO Thrift         9,013,061          151,578
Union Planters Corp      TN Bank         Financial Bancshares   MO Bank          11,368,682          325,403

Maximum                                                                                              325,403
Minimum                                                                                               54,913
Average                                                                                              119,755
Median                                                                                                81,228

                                                                            Announced
                                                             ------------------------------------------------------
                                                   Completed/        Deal       Deal       Deal Pr/        Deal Pr/
                          Announce                 Terminated       Value      Pg/Bk          Tg Bk             LTM
Buyer                      Date        Status         Date           ($M)        (%)            (%)         EPS (x)
===================================================================================================================
Mark Twain Bancshrs      07/18/96   Pending           NA               NA         NA            NA               NA
Mercantile Bancorp       07/10/96   Pending           NA             15.00    150.36        150.36            14.94
Mark Twain Bancshrs      05/08/96   Pending           NA             12.70    210.00        210.61               NA
Roosevelt Financial      04/16/96   Pending           NA             14.20    250.82        255.94            23.43
Roosevelt Financial      04/09/96   Pending           NA              7.70    123.46        123.46            53.49
Roosevelt Financial      03/22/96   Pending           NA             13.50    117.17        117.17            19.65
Union Planters Corp      06/27/96   Pending           NA             36.20    149.79        156.65            19.38

Maximum                                                              36.20    250.82        255.94            53.49
Minimum                                                               7.70    117.17        117.17            14.94
Average                                                              16.55    166.93        169.03            26.18
Median                                                               13.85    150.08        153.51            19.65

Notes:  1.) Total Assests are as of the latest financial date at the time of announcement.
        2.) The list includes private sector deals in which the entire target institutions were acquired.
        3.) The purchase of Boatman's by Nations Bank was eliminated. The size of the seller and purchaser distorts the relevance of the numbers in this comparison.

Source: SNL Securities L.P.

FERGUSON & CO., LLP                                                   SECTION IV
-------------------                                                   ----------
           TABLE IV.3 - RECENT CONVERSIONS (SINCE FEBRUARY 29, 1996)

                                                                                                                          Price/
                                                                    Conversion         Gross        Offering           Pro-Forma
                                                                      Assets         Proceeds         Price           Book Value
Ticker     Short Name                        State    IPO Date        ($000)          ($000)          ($)                    (%)
AMFC       AMB Financial Corp.               IN       04/01/96            68,851       11,241.00        10.00              70.80
ANA        Acadiana Bancshares, Inc.         LA       07/16/96           225,248       32,775.00        12.00              69.90
CATB       Catskill Financial Corp.          NY       04/18/96           230,102       56,869.00        10.00              71.90
CBK        Citizens First Financial Corp.    IL       05/01/96           227,872       28,175.00        10.00              73.10
CFTP       Community Federal Bancorp.        MS       03/26/96           162,042       46,288.00        10.00              71.40
CMSB       Commonwealth Bancorp, Inc.        PA       06/17/96                NA              NA           NA                 NA
CNSB       CNS Bancorp, Inc.                 MO       06/12/96            85,390       16,531.00        10.00              69.30
CRZY       Crazy Woman Creek Bancorp         WY       03/29/96            37,510       10,580.00        10.00              69.70
DIME       Dime Community Bancorp, Inc.      NY       06/26/96           665,187      145,475.00        10.00              69.10
EGLB       Eagle BancGroup, Inc.             IL       07/01/96           150,974       13,027.00        10.00              57.10
FBER       1st Bergen Bancorp                NJ       04/01/96           223,167       31,740.00        10.00              74.80
FCB        Falmouth Co-Operative Bank        MA       03/28/96            73,735       14,548.00        10.00              68.70
FFBH       First Federal Bancshares of AR    AR       05/03/96           454,479       51,538.00        10.00              63.40
FFDH       FFD Financial Corp.               OH       04/03/96            58,955       14,548.00        10.00              69.90
FFFD       North Central Bancshares, Inc.    IA       03/21/96                NA              NA           NA                 NA
FFOH       Fidelity Financial of Ohio        OH       03/04/96                NA              NA           NA                 NA
FLKY       First Lancaster Bancshares        KY       07/01/96            35,361        9,588.00        10.00              72.50
GAF        GA Financial, Inc.                PA       03/26/96           476,259       89,000.00        10.00              70.50
GSFC       Green Street Financial Corp.      NC       04/04/96           151,028       42,981.00        10.00              71.00
HWEN       Home Financial Bancorp            IN       07/02/96            33,462        5,059.00        10.00              66.20
JXVL       Jacksville Bancorp, Inc.          TX       04/01/96                NA              NA        10.00                 NA
LONF       London Financial Corporation      OH       04/01/96            34,152        5,290.00        10.00              68.50
LXMO       Lexington B&L Fianacial Corp.     MO       06/06/96            49,981       12,650.00        10.00              69.10
MBSP       Mitchell Bancorp, Inc.            NC       07/12/96            28,222        9,799.00        10.00              68.10
MECH       Mechanics Savings Bank            CT       06/26/96           662,482       52,900.00        10.00              72.00
OCFC       Ocean Financial Corp.             NJ       07/03/96         1,036,445      167,762.00        20.00              69.20
PFED       Park Bancorp, Inc.                IL       08/12/96           158,939       27,014.00        10.00              64.90
PFFB       PFF Bancorp, Inc.                 CA       03/29/96         1,899,412      198,375.00        10.00              69.00
PFFC       Peoples Financial Corp.           OH       09/13/96            78,078       14,910.00        10.00              62.70
PHFC       Pittsburg Home Financial Corp     PA       04/01/96           157,570       21,821.00        10.00              72.80
PRBC       Prestige Bancorp, Inc.            PA       06/27/96            91,841        9,630.00        10.00              61.90
PROV       Provident Financial Holdings      CA       06/28/96           570,691       51,252.00        10.00              60.90
PWBK       Pennwood Savings Bank             PA       07/15/96            41,592        6,101.00        10.00              65.80
RELI       Rellance Bancshares, Inc.         WI       04/19/96            32,260       20,499.00         8.00              72.50
SSB        Scotland Bancorp, Inc             NC       04/01/96            57,718       18,400.00        10.00              74.80
SSM        Stone Street Bancorp, Inc.        NC       04/01/96            84,996       27,376.00        15.00              74.90
WHGB       WHG Bancshares Corp.              MD       04/01/96            85,027       16,201.00        10.00              71.10
WWFC       Westwood Financial Corporation    NJ       06/07/96                NA              NA           NA                 NA
WYNE       Wayne Bancorp, Inc.               NJ       06/27/96           207,997       22,314.00        10.00              60.90
YFCB       Yonkers Financial Corporation     NY       04/18/96           208,283       35,708.00        10.00              74.90

Maximum                                                                1,899,412      198,375.00        20.00              74.90
Minimum                                                                   28,222        5,059.00         8.00              57.10
Average                                                                  258,131       39,021.26        10.43              68.90
Median                                                                   151,001       22,067.50        10.00              69.50

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS     9

FERGUSON & CO., LLP                                                   SECTION IV
-------------------                                                   ----------
           TABLE IV.3 - RECENT CONVERSIONS (SINCE FEBRUARY 29, 1996)

               Price/        Price/        Current        Current         Current        Price One        Price One       Price One
             Pro-Forma      Adjusted        Stock          Price/        Price/Tang      Day After       Week After      Month After
              Earnings       Assets         Price        Book Value     Book Value      Conversion       Conversion      Conversion
Ticker           (x)          (%)            ($)             (%)            (%)            ($)              ($)             ($)
AMFC               18.20       14.00          11.125           77.15          77.15          10.500           10.500          10.500
ANA                   NA       12.70          13.625              NA             NA          12.000           11,750          12.375
CATB               19.00       19.80          12.250           79.44          79.44          10.375           10.625          10.375
CBK                15.30       11.00          11.500           79.70          79.70          10.500           10.000          10.125
CFTP               14.00       22.20          13.625           94.82          94.82          12.625           12.875          12.625
CMSB                  NA          NA          11.750           92.74         121.76          10.500           10.750          10.000
CNSB               26.10       16.20          12.750           87.09          87.09          11.000           11.625          11.500
CRZY               16.40       22.00          11.375           77.86             NA              NA           10.750          10.500
DIME               15.70       17.90          13.625           93.00         107.20          11.687           12.000          11.875
EGLB               58.70        7.90          12.250              NA             NA          11.250           11.250          11.125
FBER               21.70       12.50          11.188           82.63          82.63          10.000            9.500           9.625
FCB                19.00       16.50          12.500           83.61          83.61          10.750           11.250          10.750
FFBH                9.80       10.20          14.750           91.11          91.11          13.000           13.250          13.690
FFDF               17.40       19.80          11.125              NA             NA          10.500           10.500          10.310
FFFD                  NA          NA          12.375           89.03          89.03          10.875           10.690          10.440
FFOH                  NA          NA          10.000           79.94          79.94          10.500           10.000          10.125
FLKY               19.00       21.30          14.000              NA             NA          13.500           13.375          13.750
GAF                13.80       15.70          13.125           90.96          90.96          11.375           11.500          11.000
GSFC               14.80       22.20          15.125          103.60         103.60          12.875           11.250          12.310
HWEN               12.40       13.10          12.250              NA             NA          10.250            9.875          10.500
JXVL                  NA          NA          12.500           93.49          93.49          11.108            9.625           9.875
LONF               22.40       13.40          11.125           74.07          74.07          10.812           10.625          10.125
LXMO               14.40       20.20          10.500           70.90          70.90           9.500            9.750          10.125
MBSP               94.50       25.80          12.750              NA             NA              NA           10.625          11.000
MECH                  NA        7.40          13.625          105.62         105.62          11.500           11.500          11.250
OCFC               13.80       13.90          22.875              NA             NA          21.250           20.125          21.000
PFED               17.80       14.50          10.875              NA             NA          10.250           10.438          10.500
PFFB               26.60        9.50          12.688           86.67          87.68          11.375           11.625          11.625
PFFC               26.70       16.00          11.500              NA             NA          10.875           11.500              NA
PHFC               17.50       12.20          11.875           85.25          85.25          11.000           11.000          10.625
PRBC               24.60        9.50          11.750           74.09          74.09          10.375           10.250           9.750
PROV               18.20        8.20          12.125              NA             NA          10.970           10.810          10.125
PWBK               13.30       12.80          11.000              NA             NA           9.500            9.125           9.625
RELI               22.50       38.90           8.625           75.33             NA           8.375            8.250           7.940
SSB                16.20       24.20          13.250           98.66          98.66          12.250           12.500          11.750
SSM                19.70       24.20          17.875           85.12          85.12          17.500           18.000          17.750
WHGB               15.50       16.00          12.125              NA             NA          11.125           11.060          11.250
WWFC                  NA          NA          13.250              NA             NA          10.750           10.375          10.625
WYNE               16.70        9.70          13.875           84.40          84.40          11.125           11.375          11.250
YFCB               16.10       14.60          12.000           87.40          87.40           9.750           10.125           9.940

Maximum            94.50        38.90         22.875          105.62         121.76           21.25            20.13           21.00
Minimum             9.80         7.40          8.625           70.90          70.90            8.38             8.25            7.94
Average            21.56        16.24         12.702           86.40          88.61           11.43            11.35           11.29
Median             17.45        15.15         12.250           85.96          87.09           10.97            10.81           10.63

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS     10

FERGUSON & CO., LLP                                                   SECTION IV
-------------------                                                   ----------
           TABLE IV.3- RECENT CONVERSIONS (SINCE FEBRUARY 29, 1996)

           % Change      % Change       % Change      % Change
           Day After     Week After     Month After     Since
           Conversion    Conversion     Conversion    Conversion
Ticker        (%)            (%)           (%)           (%)
AMFC             5.00           5.00          5.00         11.25
ANA               -            (2.08)         3.13         13.54
CATB             3.75           6.25          3.75         22.50
CBK              5.00            -            1.25         15.00
CFTP            26.00          28.75         26.25         36.00
CMSB              N/M            N/M           N/M           N/M
CNSB            10.00          16.25         15.00         27.50
CRSY              N/M           7.50          5.00         13.75
DIME            16.87          20.00         18.75         36.25
EGLB            12.50          12.50         11.25         22.50
FBER              -            (5.00)        (3.75)        11.88
FCB              7.50          12.50          7.50         25.00
FFBH            30.00          32.50         36.90         47.50
FFDH             5.00           5.00          3.10         11.25
FFFD              N/M            N/M           N/M           N/M
FFOH              N/M            N/M           N/M           N/M
FLKY            35.00          33.75         37.50         40.00
GAF             13.75          15.00         10.00         31.25
GSFC            28.75          22.50         23.10         51.25
HWEN             2.50          (1.25)         5.00         22.50
JXVL            11.08          (3.75)        (1.25)        25.00
LONF             8.12           6.25          1.25         11.25
LXMO            (5.00)         (2.50)         1.25          5.00
MBSP              N/M           6.25         10.00         27.50
MECH            15.00          15.00         12.50         36.25
OCFC             6.25           0.63          5.00         14.38
PFED             2.50           4.38          5.00          8.75
PFFB            13.75          16.25         16.25         26.88
PFFC             8.75          15.00           N/M         15.00
PHFC            10.00          10.00          6.25         18.75
PRBC             3.75           2.50         (2.50)        17.50
PROV             9.70           8.10          1.25         21.25
PWBK            (5.00)         (8.75)        (3.75)        10.00
RELI             4.69           3.13         (0.75)         7.81
SSB             22.50          25.00         17.50         32.50
SSM             16.67          20.00         18.33         19.17
WHGB            11.25          10.60         12.50         21.25
WWFC              N/M            N/M           N/M           N/M
WYNE            11.25          13.75         12.50         38.75
YFCB            (2.50)          1.25         (0.60)        20.00

Maximum         35.00          33.75         37.50         51.25
Minimum         (5.00)         (8.75)        (3.75)         5.00
Average         10.29           9.92          9.25         23.00
Median           9.70           8.10          5.63         21.25

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS     11

FFERGUSON & CO.,LLP        TABLE IV 4-COMPARATIVE SELECTION        SECTION IV
-------------------                                                ----------

                                                                                 Deposit                             Current
                                                                                Insurance                             Stock
                                                                                  Agency                              Price
Ticker    Short Name                     City                State    Region     (BIF/SAIF)   Exchange   IPO Date       ($)
          Comparables
          -----------
MIFC      Mid-Iowa Financial Corp.       Newton              IA        MW          SAIF       NASDAQ     10/14/92        6.00
PTRS      Potters Financial Corp.        East Liverpool      OH        MW          SAIF       NASDAQ     12/31/93       15.50
FFSL      First Independence Corp.       Independence        KS        MW          SAIF       NASDAQ     10/08/93       18.50
BDJI      First Federal Bancorporation   Bemidji             MN        MW          SAIF       NASDAQ     04/04/95       14.00
CSBF      CSB Financial Group, Inc.      Centralia           IL        MW          SAIF       NASDAQ     10/09/95        9.13
HFSA      Hardin Bancorp, Inc.           Hardin              MO        MW          SAIF       NASDAQ     09/29/95       11.25
SFFC      StateFed Financial Corporation Des Moines          IA        MW          SAIF       NASDAQ     01/05/94       16.00
HHFC      Harvest Home Financial Corp.   Cheviot             OH        MW          SAIF       NASDAQ     10/10/94       13.75
CZF       CitiSave Financial Corp        Baton Rouge         LA        SW          SAIF        AMSE      07/14/95       14.00
GPSB      GFS Bancorp, Inc.              Grinnell            IA        MW          SAIF       NASDAQ     01/06/94       21.00
CIBI      Community Investors Bancorp    Bucyrus             OH        MW          SAIF       NASDAQ     02/07/95       16.00
HBBI      Home Building Bancorp          Washington          IN        MW          SAIF       NASDAQ     02/08/95       18.25

Maximum                                                                                                                 18.50
Minimum                                                                                                                  6.00
Average                                                                                                                 12.63
Median                                                                                                                  14.00

          Rejects and Reasons
          -------------------
PCBC      Perry County Financial Corp.  Perryville           MO        MW          SAIF       NASDAQ     02/13/95       17.50
          Loan to Deposit Ratio to low to compare and capital is to high.
NSLB      NS&L Bancorp, Inc.            Neosho               MO        MW          SAIF       NASDAQ     08/08/95       12.00
          Capital Accounts to high this one has no borrwoings.
ASBP      ASB Financial Corp.           Portsmouth           OH         MW         SAIF       NASDAQ     05/11/95       14.25
          Capital to high, NPA's to high and loan to deposit ratio is also to high.
ATSB      AmTrust Capital Corp.         Peru                 IN         MW         SAIF       NASDAQ     03/28/95        9.00
          Current Quarter PE ratio is unrealistic ant LTM is not reported
HFFB      Harrodsburg First Fin Bancorp Harrodsburg          KY         MW         SAIF       NASDAQ     10/04/95       16.50
          Capital Ratios are to high.
HFFB      Harrodsburg First Fin Bancorp Harrodsburg          KY         MW         SAIF       NASDAQ     10/04/95       16.50
          Equity to Assets distorts the comparison.

SOURCE: SNL SECURITIES AND F&C CALCULATIONS      12

FFERGUSON & CO.,LLP                TABLE IV 4-COMPARATIVE SELECTION                       SECTION IV
-------------------                                                                       ----------

         Current      Price/    Price/  Current     Current                Current    Total      Equity
          Market       LTM       Core    Price/    Price/Tang   Price/     Dividend   Assets     Assets
           Value      Core EPS   EPS   Book Value  Book Value   Assets       Yield    ($000)      (%)
Ticker      (&M)         (x)     (x)      (%)         (%)        (%)          (%)    Mst RctQ    Mst RctQ

MIFC          10.10      10.17      7.50     93.46      93.60      8.76       1.333      115,260      9.38
PTRS           7.85      14.35     19.38     74.06      74.06      6.84       1.548      114,714      9.24
FFSL          10.79      11.71     11.01     82.70      82.70     10.20       2.162      105,771     12.34
BDJI          10.90      15.91     12.96     78.30      78.30     10.38       0.000      104,969     13.26
CSBF           9.44         NA     20.74     73.59      73.59     22.74       0.000       41,524     30.91
HFSA          10.83         NA     14.06     76.27      76.27     13.10       3.556       86,949     17.17
SFFC          13.02      14.41     13.33     87.19      87.19     16.97       2.500       76,705     19.46
HHFC          12.85      21.83     21.48    100.66     100.66     16.83       2.909       76,399     16.71
CZF           13.51         NA     16.67     98.18      98.25     17.74       2.143       76,128     16.73
GPSB          10.70      12.57     10.10    107.58     107.58     12.85       1.905       83,305     11.94
CIBI          11.22      13.45     13.79     94.51      94.51     13.08       2.500       85,785     13.84
HBBI           6.05      33.18     19.84     90.66      90.66     14.03       1.644       43,135     13.94

Maximum       10.90      15.91     20.74     93.46      93.60     22.74        2.16   115,260.00     30.91
Minimum        7.85      10.71      7.50     73.59      73.59      6.84         -      41,524.00      9.24
Average        9.82      13.04     14.32     80.42      80.45     11.78        1.01    96,447.60     15.03
Median        10.10      13.03     12.96     78.30      78.30     10.20        1.33   105,771.00     12.34

PCBC          14.99      18.62     17.50     99.32      99.32     18.64       1.714       80,394     18.77

NSLB           9.11      20.34     17.65     71.81      71.81     16.74       4.167       57,288     23.31

ASBP          24.42      20.65     18.75     89.45      89.45     21.62       2.807      112,988     22.70

ATSB           5.10     100.00     22.50     67.57      68.29      6.98       0.000       73,072     10.34

HFFB          35.62         NA     21.71    106.66      106.66    32.51       2.424      109,578     28.13

HFFB          35.62         NA     21.71    106.66      106.66    32.51       2.424      109,578     28.13

SOURCE: SNL SECURITIES AND F&C CALCULATIONS             13

FFERGUSON & CO.,LLP        TABLE IV.4-COMPARATIVE SELECTION           SECTION IV
-------------------                                                   ----------

            Tangible                        Return on      Return on     ROACE    ROACE
              Equity      Core      Core     Avg Assets    Avg Assets    Before   Before
            Tang Assets    EPS       EPS    Before Extra  Before Extra   Extra    Extra     Merger    Current
                (%)        ($)       ($)       (%)           (%)          (%)      (%)      Target?   Pricing
Ticker       Mst RctQ      LTM     Mst RctQ    LTM        Mst RctQ        LTM    Mst RctQ    (Y/N)     Date

MIFC             9.36       0.59       0.20     0.93          1.28         10.00      13.87    N       08/30/96
PTRS             9.24       1.08       0.20     0.51          0.36          5.27       3.77    N       08/30/96
FFSL            12.34       1.58       0.42     1.10          0.93          8.51       7.50    N       08/30/96
BDJI            13.26       0.88       0.27     0.70          0.79          4.74       5.80    N       08/30/96
CSBF            30.91         NA       0.11     0.89          1.02            NA       3.29    N       08/30/96
HFSA            17.17         NA       0.20     0.76          0.92          4.25       5.06    N       08/30/96
SFFC            19.46       1.11       0.30     1.19          1.28          5.99       6.46    N       08/30/96
HHFC            16.71       0.63       0.16     0.75          0.74          4.14       4.33    N       08/30/96
CZF             16.72         NA       0.21     1.21          1.05          6.68       5.70    N       08/30/96
GPSB            11.94       1.67       0.52     1.16          1.33          9.19      11.14    N       08/30/96
CIBI            13.84       1.19       0.29     1.01          0.93          6.98       6.50    N       08/30/96
HBBI            13.94       0.55       0.23     0.41          0.77          2.86       5.46    N       08/30/96

Maximum         30.91       1.58       0.42     1.10          1.28         10.00      13.87
Minimum          9.24       0.59       0.11     0.51          0.36          4.74       3.29
Average         15.02       1.03       0.24     0.83          0.88          7.13       6.85
Median          12.34       0.98       0.20     0.89          0.93          6.89       5.80

PCBC            18.77       0.94       0.25     0.88          0.55          4.36       2.83    N       08/30/96

NSLB            23.31       0.59       0.17     0.97          0.97          4.08       4.14    N       08/30/96

ASBP            22.70       0.69       0.19     1.01          1.09          4.30       4.76    N       08/30/96

ATSB            10.24       0.09       0.10     0.31          0.46          2.75       4.46    N       08/30/96

HFFB            28.13         NA       0.19     1.17          1.38          4.52       4.87    N       08/30/96

HFFB            28.13         NA       0.19     1.17          1.38          4.52       4.87    N       08/30/96


SOURCE: SNL SECURITIES AND F&C CALCULATIONS   14

FFERGUSON & CO.,LLP         TABLE IV. 4-COMPARATIVE SELECTION       SECTION IV
-------------------                                                 ----------

                                                                                  Loans
                     NPAs/        Loans/     Loans/    Deposits/   Borrowings/   Serviced
                     Assets      Deposits    Assets     Assets      Assets      For Others
                       (%)         (%)         (%)        (%)         (%)        ($000)
Ticker              Mst RctQ    Mst RctQ    Mst RctQ   Mst RctQ    Mst RctQ     Mst RctQ

MIFC                    0.05         77.67       53.04      68.28      20.82       2,960
PTRS                    2.33         53.08       46.55      87.69       2.08         643
FFSL                    0.29         95.09       61.89      65.09      21.46       2,603
BDJI                    0.21         62.11       47.26      76.08       9.39         204
CSBF                      NA         80.78       55.38      68.55       0.00          NA
HFSA                    0.15         71.59       54.42      76.01       5.75       3,759
SFFC                      NA        137.65       82.07      59.62      19.56          NA
HHFC                    0.19         72.21       55.04      76.21       6.54          NA
CZF                     0.23         70.95       57.55      81.12       0.00       1,362
GPSB                    1.15        136.32       86.93      63.77      23.19       8,193
CIBI                    0.73         89.35       74.52      83.40       2.28         746
HBBI                    0.27         86.41       65.53      75.84       9.95           0

Maximum                 2.23         95.09       61.89      87.69      21.46    2,960.00
Minimum                 0.05         53.08       46.55      65.09        -        204.00
Average                 0.72         73.75       52.82      73.14      10.75    1,602.50
Median                  0.25         77.67       53.04      68.55       9.39    1,623,00

PCBC                      NA         17.77       13.82      77.77       3.11          NA

NSLB                    0.00         69.21       51.94      75.05       0.00          NA

ASBP                    1.61         82.36       60.79      73.81       2.14           0

ATSB                    1.31         99.02       68.85      69.53      19.16      26,664

HFFB                    0.00         97.35       69.16      71.04       0.00           0

HFFB                    0.00         97.35       69.16      71.04       0.00           0

SOURCE: SNL SECURITIES AND F&C CALCULATIONS     15

FERGUSON & CO, LLP                                                    SECTION IV
------------------                                                    ----------

                                  TABLE IV.5
                         COMPARISON OF PRICING RATIOS


                                                    Group              Percent Premium
                                  Investors       Compared to         (Discount) Versus
                                              --------------------   --------------------
                                   Federal     Average     Median     Average    Median
                                 -----------  ---------  ---------   ---------  ---------
COMPARISON OF PE RATIO AT
 MIDPOINT TO:
---------------------------
Comparative group                    10.55       15.87      14.61      (33.52)    (27.79)
Missouri Thrifts                     10.55       15.72      15.98      (32.89)    (33.98)
Midwest Region thrifts               10.55       15.29      14.53      (31.00)    (27.39)
All public thrifts                   10.55       17.16      14.67      (38.52)    (28.08)

COMPARISON OF PE RATIO AT
 MAXIMUM TO:
---------------------------
Comparative group                    11.74       15.87      14.61      (26.02)    (19.64)
Missouri Thrifts                     11.74       15.72      15.98      (25.32)    (26.53)
Midwest Region thrifts               11.74       15.29      14.53      (23.22)    (19.20)
All public thrifts                   11.74       17.16      14.67      (31.59)    (19.97)

COMPARISON OF PE RATIO AT
  SUPERMAXIMUM TO:
---------------------------
Comparative group                    13.00       15.87      14.61      (18.08)    (11.02)
Missouri Thrifts                     13.00       15.72      15.98      (17.30)    (18.65)
Midwest Region thrifts               13.00       15.29      14.53      (14.98)    (10.53)
All public thrifts                   13.00       17.16      14.67      (24.24)    (11.38)

COMPARISON OF PB RATIO AT
  MIDPOINT TO:
---------------------------
Comparative group                    65.71       87.18      85.94      (24.63)    (23.54)
Missouri Thrifts                     65.71      112.92     102.11      (41.81)    (35.65)
Midwest Region thrifts               65.71      113.20     100.36      (41.95)    (34.53)
All public thrifts                   65.71      114.00     106.54      (42.36)    (38.32)

COMPARISON OF PB RATIO AT
  MAXIMUM TO:
---------------------------
Comparative group                    69.54       87.18      85.94      (20.23)    (19.08)
Missouri Thrifts                     69.54      112.92     102.11      (38.42)    (31.90)
Midwest Region thrifts               69.54      113.20     100.36      (38.57)    (30.71)
All public thrifts                   69.54      114.00     106.54      (39.00)    (34.73)

COMPARISON OF PB RATIO AT
  SUPERMAXIMUM TO:
---------------------------
Comparative group                    73.25       87.18      85.94      (15.98)    (14.77)
Missouri Thrifts                     73.25      112.92     102.11      (35.13)    (28.26)
Midwest Region thrifts               73.25      113.20     100.36      (35.29)    (27.01)
All public thrifts                   73.25      114.00     106.54      (35.74)    (31.25)

SOURCE:  SNL & F&C CALCULATIONS       16

FERGUSON & CO, LLP                                                    SECTION IV
------------------                                                    ----------


     SNL Index
     ---------
     Date     Index
--------------------
   1/31/94   258,47                [GRAPH APPEARS HERE]
   2/28/94   249,53
   3/31/94   241.57
   4/29/94   248.31
   5/31/94   263.34
   6/30/94   269.58
   7/29/94   276.69
   8/31/94   287.18
   9/30/94   279.69
  10/31/94   236.12
  11/30/94   245.84
  12/30/94   244.73
   1/31/95   256.10
   2/28/95   277.00
   3/31/95   278.40
   4/28/95   295.44
   5/31/95   307.60
   6/23/95   313.95
   7/31/95   328.20
   8/31/95   355.50
   9/29/95   362.29
  10/31/95   354.05                    Percent Change Since
  11/30/95   370.17    ---------------------------------------------------------
  12/29/95   376.51                  SNL         Prev.
   1/31/95   370.69        Date     Index        Date      12/31/94     4/30/96
   2/29/96   373.64      12/34/94   244.70
   3/29/96   382.13       3/31/95   278.40      13.77%      13.77%
   4/30/96   377.24       6/30/95   313.50      12.61%      28.12%
   5/31/96   382.99       9/30/95   362.30      15.57%      48.06%
   6/28/96   387.18      10/31/95   354.10      -2.26%      44.71%
   7/30/96   388.38      11/30/95   370.20       4.55%      51.29%
   8/30/96   408.34      12/31/95   376.50       1.70%      53.86%
   9/13/96   416.01       1/12/96   372.40      -1.09%      52.19%
   9/30/96   429.28       1/31/96   370.70      -0.46%      51.49%
                          2/29/96   373.60       0.78%      52.68%
                          3/29/96   382.10       2.28%      56.15%
                          4/30/96   377.20      -1.28%      54.15%
                          5/31/96   382.99       1.53%      56.51%       1.53%
                          6/28/96   387.18       1.09%      58.23%       2.65%
                          7/30/96   371.62      -4.02%      51.87%      -1.48%
                          8/30/96   408.34       9.88%      66.87%       8.26%
                          9/13/96   416.01       1.88%      70.01%      10.29%
                          9/30/96   429.28       3.19%      75.43%      13.81%
                       ---------------------------------------------------------

                             FIGURE IV.I SNL INDEX

Source: SNL Securities INC.           17

FERGUSON & CO., LLP                                                   SECTION IV
-------------------                                                   ----------

    -----------------------------------------------------------------------
                                1 Year   5 Year   10 Year    30 Year
                   Fed Fds(*)   T-bill   Treas.    Treas.     Treas.
    -----------------------------------------------------------------------
         3/15/96        5.24      5.39     6.02      6.35       6.69
         3/22/96        5.36      5.43     6.08      6.36       6.72
         3/29/96        5.22      5.41     6.08      6.32       6.70
          4/5/96        5.30      5.41     6.06      6.26       6.68
         4/12/96        5.08      5.61     6.42      6.60       6.96
         4/19/96        5.24      5.50     6.32      6.52       6.88
         4/26/96        5.24      5.50     6.31      6.53       6.88
          5/3/96        5.30      5.60     6.37      6.64       6.96
         5/17/96        5.26      5.57     6.42      6.68       6.93
         5/31/96        5.19      5.70     6.55      6.77       7.02
         6/14/96        5.24      5.84     6.77      6.99       7.23
         6/28/96        5.21      5.79     6.63      6.86       7.08
         7/15/96        5.26      5.93     6.77      7.00       7.20
         7/26/96        5.25      5.53     6.62      6.85       7.05
         8/16/96        5.10      5.59     6.30      6.55       6.79
         8/23/96        5.18      5.63     6.50      6.63       6.87
         8/30/96        5.21      5.80     6.60      6.84       7.07
          9/6/96        5.39      5.94     6.73      6.95       7.17
         9/13/96        5.16      5.90     6.69      6.93       7.16
         9/27/96        5.34      5.75     6.53      6.77       6.96

    (*) Seven-day average for week ending two days earlier than date shown.
    -----------------------------------------------------------------------

                    [Graph of Interest Rates appears here]

                        Figure IV.2 - Rate Environment
Source: Federal Reserve Bank
of St. Louis, Missouri                 18

                                   EXHIBITS

                                   EXHIBIT I

                      FERGUSON & CO., LLP QUALIFICATIONS


     Ferguson & Co. (F&C) is a financial, economic, and regulatory consulting firm providing services to financial institutions. It is located in Irving, Texas. Its services to financial institutions include:

 . Mergers and acquisition services

 . Business plans

 . Fairness opinions and conversion appraisals

 . Litigation support

 . Operational and efficiency consulting

 . Human resources evaluation and management

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases of information include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. F&C recently sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON
-------------------

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

CHARLES M. HEBERT
-----------------

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 7 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University.

ROBIN L. FUSSELL
----------------

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 12 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                  EXHIBIT II

FERGUSON & CO., LLP       EXHIBIT IL.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                                    Deposit                                 Current
                                                                                   Insurance                                 Stock
                                                                                     Agency                                 Price
Ticker   Short Name                       City              State       Region     (BIF/SAIF)     Exchange    IPO Date       ($)
AADV     Advantage Bancorp, Inc.          Kenosha             WI            MW        SAIF          NASDAQ    03/23/92      32.500
ABCW     Anchor BanCorp Wisconsin         Madison             WI            MW        SAIF          NASDAQ    07/16/92      35.000
AFFFZ    America First Financial Fund     San Francisco       CA            WE        SAIF          NASDAQ      NA          30.250
ALBK     ALBANK Financial Corporation     Albany              NY            MA        SAIF          NASDAQ    04/01/92      28.625
AMFB     American Federal Bank, FSB       Greenville          SC            SE        SAIF          NASDAQ    01/19/89      17.750
ANDB     Andover Bancorp, Inc.            Andover             MA            NE        BIF           NASDAQ    05/08/86      24.875
ASBI     Ameriana Bancorp                 New Castle          IN            MW        SAIF          NASDAQ    03/02/87      13.500
ASBP     ASB Financial Corp.              Portsmouth          OH            MW        SAIF          NASDAQ    05/11/95      14.375
ASFC     Astoria Financial Corporation    Lake Success        NY            MA        SAIF          NASDAQ    11/18/93      27.625
AVND     Avondale Financial Corp.         Chicago             IL            MW        SAIF          NASDAQ    04/07/95      14.500
BANC     BankAtlantic Bancorp, Inc.       Fort Lauderdale     FL            SE        SAIF          NASDAQ    11/29/83      13.250
BDJI     First Federal Bancorporation     Bemidji             MN            MW        SAIF          NASDAQ    04/04/95      15.125
BFSB     Bedford Bancshares, Inc.         Bedford             VA            SE        SAIF          NASDAQ    08/22/94      17.000
BFSI     BFS Bankorp, Inc.                New York            NY            MA        SAIF          NASDAQ    05/12/88      54.500
BKC      American Bank of Connecticut     Waterbury           CT            NE         BIF           AMSE     12/01/81      26.125
BKCO     Bankers Corp.                    Perth Amboy         NJ            MA         BIF          NASDAQ    03/16/90      18.063
BKCT     Bancorp Connecticut, Inc.        Southington         CT            NE         BIF          NASDAQ    07/03/86      22.875
BSBC     Branford Savings Bank            Branford            CT            NE         BIF          NASDAQ    11/04/86       3.375
BVFS     Bay View Capital Corp.           San Mateo           CA            WE        SAIF          NASDAQ    05/09/86      36.750
CAFI     Camco Financial Corporation      Cambridge           OH            MW        SAIF          NASDAQ      NA          18.750
CAPS     Capital Savings Bancorp, Inc.    Jefferson City      MO            MW        SAIF          NASDAQ    12/29/93      20.500
CARV     Carver Federal Savings Bank      New York            NY            MA        SAIF          NASDAQ    10/25/94       7.750
CASH     First Midwest Financial, Inc.    Storm Lake          IA            MW        SAIF          NASDAQ    09/20/93      23.375
CBCI     Calumet Bancorp, Inc.            Dolton              IL            MW        SAIF          NASDAQ    02/20/92      28.125
CBCO     CB Bancorp, Inc.                 Michigan City       IN            MW        SAIF          NASDAQ    12/28/92      20.250
CBIN     Community Bank Shares            New Albany          IN            MW        SAIF          NASDAQ    04/10/95      12.500
CBNH     Community Bankshares, Inc.       Concord             NH            NE         BIF          NASDAQ    05/08/86      19.375
CBSA     Coastal Bancorp, Inc.            Houston             TX            SW        SAIF          NASDAQ      NA          19.625
CEBK     Central Co-Operative Bank        Somerville          MA            NE         BIF          NASDAQ    10/24/86      15.750
CENF     CENFED Financial Corp.           Pasadena            CA            WE        SAIF          NASDAQ    10/25/91      24.250
CFB      Commercial Federal Corporation   Omaha               NE            MW        SAIF           NYSE     12/31/84      41.500
CFCP     Coastal Financial Corp.          Myrtle Beach        SC            SE        SAIF          NASDAQ    09/26/90      20.750
CFFC     Community Financial Corp.        Staunton            VA            SE        SAIF          NASDAQ    03/30/88      21.500
CFHC     California Financial Holding     Stockton            CA            WE        SAIF          NASDAQ    04/01/83      22.750
CFSB     CFSB Bancorp, Inc.               Lansing             MI            MW        SAIF          NASDAQ    06/22/90      19.000
CFX      CFX Corporation                  Keene               NH            NE        BIF            AMSE     02/12/87      15.125
CIBI     Community Investors Bancorp      Bucyrus             OH            MW        SAIF          NASDAQ    02/07/95      16.250
CMRN     Cameron Financial Corp           Cameron             MO            MW        SAIF          NASDAQ    04/03/95      14.750
CNIT     CENIT Bancorp, Inc.              Norfolk             VA            SE        SAIF          NASDAQ    08/06/92      38.750
CNSK     Covenant Bank for Savings        Haddonfield         NJ            MA        BIF           NASDAQ      NA          13.500
COFD     Collective Bancorp, Inc.         Egg Harbor City     NJ            MA        SAIF          NASDAQ    02/07/84      27.375
COFI     Charter One Financial            Cleveland           OH            MW        SAIF          NASDAQ    01/22/88      37.125
CSA      Coast Savings Financial          Los Angeles         CA            WE        SAIF           NYSE     12/23/85      31.500
CTBK     Center Banks Incorporated        Skaneateles         NY            MA        BIF           NASDAQ    06/02/86      13.875
CTZN     CitFed Bancorp, Inc.             Dayton              OH            MW        SAIF          NASDAQ    01/23/92      38.000
CVAL     Chester Valley Bancorp Inc.      Downingtown         PA            MA        SAIF          NASDAQ    03/27/87      19.500
DIBK     Dime Financial Corp.             Wallingford         CT            NE        BIF           NASDAQ    07/09/86      16.500
DME      Dime Bancorp, Inc.               New York            NY            MA        BIF            NYSE     08/19/86      12.875
DNFC     D & N Financial Corp.            Hancock             MI            MW        SAIF          NASDAQ    02/13/85      13.938
DSBC     DS Bancor, Inc.                  Derby               CT            NE        BIF           NASDAQ    12/11/85      37.125
DSL      Downey Financial Corp.           Newport Beach       CA            WE        SAIF           NYSE     01/01/71      24.375
EBCP     Eastern Bancorp                  Dover               NH            NE        SAIF          NASDAQ    11/17/83      20.000
EBSI     Eagle Bancshares                 Tucker              GA            SE        SAIF          NASDAQ    04/01/86      16.000
EFBI     Enterprise Federal Bancorp       Lockland            OH            MW        SAIF          NASDAQ    10/17/94      13.750
EGFC     Eagle Financial Corp.            Bristol             CT            NE        SAIF          NASDAQ    02/03/87      25.250
EQSB     Equitable Federal Savings Bank   Wheaton             MD            MA        SAIF          NASDAQ    09/10/93      25.250
ETFS     East Texas Financial Services    Tyler               TX            SW        SAIF          NASDAQ    01/10/95      14.500

SOURCE: SNL SECURITIES INC, AND F&C CALCULATIONS

FERGUSON & CO., LLP      EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------


                                                                                  Deposit                             Current
                                                                                 Insurance                             Stock
                                                                                   Agency                              Price
Ticker   Short Name                          City               State    Region     (BIF/SAIF)  Exchange   IPO Date      ($)
AADV     Advantage Bancorp, Inc.             Kenosha             WI        MW          SAIF     NASDAQ     03/23/92     32.500
FBBC     First Bell Bancorp, Inc.            Pittsburgh          PA        MA          SAIF     NASDAQ     06/29/95     14.875
FBCI     Fidelity Bancorp, Inc.              Chicago             IL        MW          SAIF     NASDAQ     12/15/93     16.250
FBHC     Fort Bend Holding Corp.             Rosenberg           TX        SW          SAIF     NASDAQ     06/30/93     17.750
FBSI     First Bancshares, Inc.              Mountain Grove      MO        MW          SAIF     NASDAQ     12/22/93     16.500
FCBF     FCB Financial Corp.                 Neenah              WI        MW          SAIF     NASDAQ     09/24/93     17.125
FCIT     First Citizens Financial Corp.      Gaithersburg        MD        MA          SAIF     NASDAQ     12/17/86     17.188
FED      FirstFed Financial Corp.            Santa Monica        CA        WE          SAIF      NYSE      12/16/83     19.625
FESX     First Essex Bancorp, Inc.           Andover             MA        NE          BIF      NASDAQ     08/04/87     11.750
FFBI     First Financial Bancorp, Inc.       Belvidere           IL        MW          SAIF     NASDAQ     10/04/93     15.750
FFBS     FFBS BanCorp, Inc.                  Columbus            MS        SE          SAIF     NASDAQ     07/01/93     21.500
FFBZ     First Federal Bancorp, Inc.         Zanesville          OH        MW          SAIF     NASDAQ     07/13/92     26.500
FFCH     First Financial Holdings Inc.       Charleston          SC        SE          SAIF     NASDAQ     11/10/83     19.250
FFED     Fidelity Federal Bancorp            Evansville          IN        MW          SAIF     NASDAQ     08/31/87     11.250
FFES     First Federal of East Hartford      East Hartford       CT        NE          SAIF     NASDAQ     06/23/87     19.750
FFFC     FFVA Financial Corp.                Lynchburg           VA        SE          SAIF     NASDAQ     10/12/94     18.000
FFFG     F.F.O. Financial Group, Inc.        St. Cloud           FL        SE          SAIF     NASDAQ     10/13/88      2.688
FFHC     First Financial Corp.               Stevens Point       WI        MW          SAIF     NASDAQ     12/24/80     23.375
FFHH     FSF Financial Corp.                 Hutchinson          MN        MW          SAIF     NASDAQ     10/07/94     13.000
FFHS     First Franklin Corporation          Cincinnati          OH        MW          SAIF     NASDAQ     01/26/88     14.500
FFKY     First Federal Financial Corp.       Elizabethtown       KY        MW          SAIF     NASDAQ     07/15/87     19.750
FFLC     FFLC Bancorp, Inc.                  Leesburg            FL        SE          SAIF     NASDAQ     01/04/94     18.625
FFPB     First Palm Beach Bancorp, Inc.      West Palm Beach     FL        SE          SAIF     NASDAQ     09/29/93     23.000
FFSL     First Independence Corp.            Independence        KS        MW          SAIF     NASDAQ     10/08/93     19.000
FFSW     FirstFederal Financial Svcs         Wooster             OH        MW          SAIF     NASDAQ     03/31/87     30.875
FFWC     FFW Corp.                           Wabash              IN        MW          SAIF     NASDAQ     04/05/93     19.750
FFWD     Wood Bancorp, Inc.                  Bowling Green       OH        MW          SAIF     NASDAQ     08/31/93     15.250
FFWM     First Financial-W. Maryland         Cumberland          MD        MA          SAIF     NASDAQ     02/11/92     28.250
FFYF     FFY Financial Corp.                 Youngstown          OH        MW          SAIF     NASDAQ     06/28/93     24.000
FGHC     First Georgia Holding, Inc.         Brunswick           GA        SE          SAIF     NASDAQ     02/11/87     76.750
FIBC     Financial Bancorp, Inc.             Long Island City    NY        MA          SAIF     NASDAQ     08/17/94     15.000
FISB     First Indiana Corporation           Indianapolis        IN        MW          SAIF     NASDAQ     08/02/83     24.875
FKFS     First Keystone Financial            Media               PA        MA          SAIF     NASDAQ     01/26/95     17.750
FLAG     FLAG Financial Corp.                LaGrange            GA        SE          SAIF     NASDAQ     12/11/86     10.875
FLFC     First Liberty Financial Corp.       Macon               GA        SE          SAIF     NASDAQ     12/06/83     25.000
FMCO     FMS Financial Corporation           Burlington          NJ        MA          SAIF     NASDAQ     12/14/88     15.500
FMSB     First Mutual Savings Bank           Bellevue            WA        WE          BIF      NASDAQ     12/17/85     15.000
FNGB     First Northern Capital Corp.        Green Bay           WI        MW          SAIF     NASDAQ     12/29/83     16.500
FOBC     Fed One Bancorp                     Wheeling            WV        SE          SAIF     NASDAQ     01/19/95     15.500
FRC      First Republic Bancorp              San Francisco       CA        WE          BIF       NYSE         NA        14.875
FSBC     First Savings Bank, FSB             Clovis              NM        SW          SAIF     NASDAQ     08/08/86      5.500
FSBI     Fidelity Bancorp, Inc.              Pittsburgh          PA        MA          SAIF     NASDAQ     06/24/88     19.500
FSFC     First Southeast Financial Corp      Anderson            SC        SE          SAIF     NASDAQ     10/08/93      9.500
FSPG     First Home Bancorp, Inc.            Pennsville          NJ        MA          SAIF     NASDAQ     04/20/87     18.000
FTFC     First Federal Capital Corp.         La Crosse           WI        MW          SAIF     NASDAQ     11/02/89     20.500
FTSB     Fort Thomas Financial Corp.         Fort Thomas         KY        MW          SAIF     NASDAQ     06/28/95     13.625
GBCI     Glacier Bancorp, Inc.               Kalispell           MT        WE          SAIF     NASDAQ     03/30/84     25.000
GDW      Golden West Financial               Oakland             CA        WE          SAIF      NYSE      05/29/59     56.375
GFCO     Glenway Financial Corp.             Cincinnati          OH        MW          SAIF     NASDAQ     11/30/90     19.250
GFSB     GFS Bancorp, Inc.                   Grinnell            IA        MW          SAIF     NASDAQ     01/06/94     20.500
GLBK     Glendale Co-Operative Bank          Everett             MA        NE          BIF      NASDAQ     01/10/94     20.750
GPT      GreenPoint Financial Corp.          Flushing            NY        MA          BIF       NYSE      01/28/94     37.875
GROV     Grove Bank                          Chestnut Hill       MA        NE          BIF      NASDAQ     08/07/86     33.000
GRTR     Greater New York Savings Bank       New York            NY        MA          BIF      NASDAQ     06/17/87     13.000
GSBC     Great Southern Bancorp, Inc.        Springfield         MO        MW          SAIF     NASDAQ     12/14/89     29.875
GSLC     Guaranty Financial Corp.            Charlottesville     VA        SE          SAIF     NASDAQ       NA          8.500
GTFN     Great Financial Corporation         Louisville          KY        MW          SAIF     NASDAQ     03/31/94     29.125

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS       2

FERGUSON & CO.,LLP           EXHIBIT 11.1- SELECTED PUBLICLY TRADED THRIFTS
------------------

                                                                                Deposit                               Current
                                                                               Insurance                               Stock
                                                                                Agency                                 Price
Ticker   Short Name                       City            State     Region   (BIF/SAIF)      Exchange     IPO Date     ($)
AADV     Advantage Bancorp, Inc.           Kenosha         WI        MW        SAIF            NASDAQ     03/23/92       32.500
GWBC     Gateway Bancorp, Inc.             Catlettsburg    KY        MW        SAIF            NASDAQ     01/18/95       13.250
HALL     Hallmark Capital Corp.            West Allis      WI        MW        SAIF            NASDAQ     01/03/94       17.203
HBFW     Home Bancorp                      Fort Wayne      IN        MW        SAIF            NASDAQ     03/30/95       16.500
HFFC     HF Financial Corp.                Sioux Falls     SD        MW        SAIF            NASDAQ     04/08/92       15.750
HFGI     Harrington Financial Group        Richmond        IN        MW        SAIF            NASDAQ       NA           10.125
HHFC     Harvest Home Financial Corp.      Cheviot         OH        MW        SAIF            NASDAQ     10/10/94       10.000
HMNF     HMN Financial, Inc.               Spring Valley   MN        MW        SAIF            NASDAQ     06/30/94       16.000
HOMF     Home Federal Bancorp              Seymour         IN        MW        SAIF            NASDAQ     01/23/88       28.750
HVFD     Haverfield Corporation            Cleveland       OH        MW        SAIF            NASDAQ     03/19/85       18.250
HZFS     Horizon Financial Svcs Corp.      Oskaloosa       IA        MW        SAIF            NASDAQ     06/30/94       15.000
IFSL     Indiana Federal Corporation       Valparaiso      IN        MW        SAIF            NASDAQ     02/04/87       21.000
JSBA     Jefferson Savings Bancorp         Ballwin         MO        MW        SAIF            NASDAQ     04/08/93       23.000
KNK      Kankakee Bancorp, Inc.            Kankakee        IL        MW        SAIF             AMSE      01/06/93       20.375
LARK     Landmark Bancshares, Inc.         Dodge City      KS        MW        SAIF            NASDAQ     03/28/94       16.125
LOGN     Logansport Financial Corp.        Logansport      IN        MW        SAIF            NASDAQ     06/14/95       14.750
LSBI     LSB Financial Corp.               Lafayette       IN        MW         BIF            NASDAQ     02/03/95       16.500
MAFB     MAF Bancorp, Inc.                 Clarendon Hills IL        MW        SAIF            NASDAQ     01/12/90       26.000
MARN     Marion Capital Holdings           Marion          IN        MW        SAIF            NASDAQ     03/18/93       20.625
MBLF     MBLA Financial Corp.              Macon           MO        MW        SAIF            NASDAQ     06/24/93       21.250
MCBS     Mid Continent Bancshares Inc.     El Dorado       KS        MW        SAIF            NASDAQ     06/27/94       18.750
MFBC     MFB Corp.                         Mishawaka       IN        MW        SAIF            NASDAQ     03/25/94       17.000
MFFC     Milton Federal Financial Corp.    West Milton     OH        MW        SAIF            NASDAQ     10/07/94       14.000
MIFC     Mid-Iowa Financial Corp.          Newton          IA        MW        SAIF            NASDAQ     10/14/9        26.000
MIVI     Mississippi View Holding Co.      Little Falls    MN        MW        SAIF            NASDAQ     03/24/95       12.750
MLBC     ML Banocrp,inc.                   Villanova       PA        MA        SAIF            NASDAQ     08/11/94       13.875
MORG     Morgan Financial Corp.            Fort Morgan     CO        SW        SAIF            NASDAQ     01/11/93       11.500

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS              3

FERGUSON & CO., LLP      Exhibit II.1 - Selected Publicly Traded Thrifts
-------------------

                                                                                    Deposit                              Current
                                                                                   Insurance                              Stock
                                                                                     Agency                               Price
Ticker    Short Name                            City              State   Region   (BIF/SAIF)   Exchange   IPO Date        ($)
AADV      Advantage Bancorp, Inc.               Kenosha             WI      MW        SAIF       NASDAQ     03/23/92      32.500
MSBB      MSB Bancorp, Inc.                     Goshen              NY      MA        BIF        NASDAQ     09/03/92      17.000
MSBF      MSB Financial, Inc.                   Marshall            MI      MW        SAIF       NASDAQ     02/06/95      19.000
MWBI      Midwest Bancshares, Inc.              Burlington          IA      MW        SAIF       NASDAQ     11/12/92      26.000
MWBX      MetroWest Bank                        Framingham          MA      NE        BIF        NASDAQ     10/10/86       3.875
MWFD      Midwest Federal Financial             Baraboo             WI      MW        SAIF       NASDAQ     07/08/92      17.500
NASB      North American Savings Bank           Grandview           MO      MW        SAIF       NASDAQ     09/27/85      31.000
NEBC      Northeast Bancorp                     Portland            ME      NE        BIF        NASDAQ     08/19/87      12.750
NEIB      Northeast Indiana Bancorp             Huntington          IN      MW        SAIF       NASDAQ     06/28/95      12.625
NFSL      Newnan Savings Bank, FSB              Newnan              GA      SE        SAIF       NASDAQ     03/01/86      20.750
NHTB      New Hampshire Thrift Bncshrs          New London          NH      NE        SAIF       NASDAQ     05/22/86      11.000
NMSB      NewMil Bancorp, Inc.                  New Milford         CT      NE        BIF        NASDAQ     02/01/86       7.250
NSLB      NS&L Bancorp, Inc.                    Neosho              MO      MW        SAIF       NASDAQ     06/08/95      12.500
NSSB      Norwich Financial Corp                Norwich             CT      NE        BIF        NASDAQ     11/14/86      16.500
NSSY      Norwalk Savings Society               Norwalk             CT      NE        BIF        NASDAQ     06/16/94      22.625
NTMG      Nutmeg Federal S&LA                   Danbury             CT      NE        SAIF       NASDAQ        NA          7.250
NWEQ      Northwest Equity Corp.                Amery               WI      MW        SAIF       NASDAQ     10/11/94      10.875
NYB       New York Bancorp Inc.                 Douglaston          NY      MA        SAIF        NYSE      01/28/88      30.250
OFCP      Ottawa Financial Corp.                Holland             MI      MW        SAIF       NASDAQ     08/19/94      16.375
OHSL      OHSL Financial Corp.                  Cincinnati          OH      MW        SAIF       NASDAQ     02/10/93      20.500
PALM      Palfed, Inc.                          Aiken               SC      SE        SAIF       NASDAQ     12/15/85      13.500
PBCI      Pamrapo Bancorp, Inc.                 Bayonne             NJ      MA        SAIF       NASDAQ     11/14/89      19.750
PBCT      People's Bank, MHC                    Bridgeport          CT      NE        BIF        NASDAQ     07/06/88      24.125
PBKB      People's Bancshares, Inc.             South Easton        MA      NE        BIF        NASDAQ     10/23/86      10.500
PBNB      People's Savings Financial Cp.        New Britain         CT      NE        BIF        NASDAQ     08/20/86      28.250
PCBC      Perry County Financial Corp.          Perryville          MO      MW        SAIF       NASDAQ     02/13/95      17.875
PCCI      Pacific Crest Capital                 Agoura Hills        CA      WE        BIF        NASDAQ        NA          8.250
PERM      Permanent Bancorp, Inc.               Evansville          IN      MW        SAIF       NASDAQ     04/04/94      16.250
PFDC      Peoples Bancorp                       Auburn              IN      MW        SAIF       NASDAQ     07/07/87      19.250
PFNC      Progress Financial Corporation        Blue Bell           PA      MA        SAIF       NASDAQ     07/18/83       6.250
PFSB      PennFed Financial Services, Inc.      West Orange         NJ      MA        SAIF       NASDAQ     07/15/94      18.000
PHBK      Peoples Heritage Finl Group           Portland            ME      NE        BIF        NASDAQ     12/04/86      23.250
PKPS      Poughkeepsie Savings Bank, FSB        Poughkeepsie        NY      MA        SAIF       NASDAQ     11/19/85       5.000
PLE       Pinnacle Bank                         Jasper              AL      SE        SAIF        AMSE      12/17/86      18.000
POSB      Portsmouth Bank Shares                Portsmouth          NH      NE        BIF        NASDAQ     12/09/88      12.750
PSAB      Prime Bancorp, Inc.                   Philadelphia        PA      MA        SAIF       NASDAQ     11/21/88      19.000
PSBK      Progressive Bank, Inc.                Fishkill            NY      MA        BIF        NASDAQ     08/01/84      31.500
PTRS      Potters Financial Corp.               East Liverpool      OH      MW        SAIF       NASDAQ     12/31/93      15.500
PULS      Pulse Bancorp                         South River         NJ      MA        SAIF       NASDAQ     09/18/86      17.250
PVFC      PVF Capital Corp.                     Bedford Heights     OH      MW        SAIF       NASDAQ     12/30/92      15.750
PVSA      Parkvale Financial Corporation        Monroeville         PA      MA        SAIF       NASDAQ     07/16/87      28.250
PWBC      PennFirst Bancorp, Inc.               Ellwood City        PA      MA        SAIF       NASDAQ     06/13/90      13.500
QCBC      Quaker City Bancorp, Inc.             Whittier            CA      WE        SAIF       NASDAQ     12/30/93      14.500
QCSB      Queens County Bancorp, Inc.           Flushing            NY      MA        BIF        NASDAQ     11/23/93      37.250
RARB      Raritan Bancorp Inc.                  Raritan             NY      MA        BIF        NASDAQ     03/01/87      21.625
RCSB      RCSB Financial Inc.                   Rochester           NY      MA        BIF        NASDAQ     04/29/86      26.875
RELY      Reliance Bancorp, Inc.                Garden City         NY      MA        SAIF       NASDAQ     03/31/94      18.125
RFED      Roosevelt Financial Group             Chesterfield        MO      MW        SAIF       NASDAQ     01/23/87      17.500
ROSE      TR Financial Corp.                    Garden City         NY      MA        BIF        NASDAQ     06/29/93      28.625
SBCN      Suburban Bancorporation, Inc.         Cincinnati          OH      MW        SAIF       NASDAQ     09/30/93      16.500
SCCB      S. Carolina Community Bancshrs        Winnsboro           SC      SE        SAIF       NASDAQ     07/07/94      15.000
SECP      Security Capital Corporation          Milwaukee           WI      MW        SAIF       NASDAQ     01/03/94      63.500
SFB       Standard Federal Bancorp              Troy                MI      MW        SAIF        NYSE      01/21/87      43.750
SFBM      Security Bancorp                      Billings            MT      WE        SAIF       NASDAQ     11/20/86      21.750
SFED      SFS Bancorp, Inc.                     Schenectady         NY      MA        SAIF       NASDAQ     06/30/95      13.000
SFFC      StateFed Financial Corporation        Des Moines          IA      MW        SAIF       NASDAQ     01/05/94      16.500
SFSB      SuburbFed Financial Corp.             Flossmoor           IL      MW        SAIF       NASDAQ     03/04/92      17.250

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS           4

FERGUSON &CO., LLP          EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
------------------

                                                                                  Deposit                                    Current
                                                                                 Insurance                                    Stock
                                                                                   Agency                                     Price
Ticker   Short Name                       City               State      Region   (BIF/SAIF)     Exchange       IPO Date        ($)
AADV     Advantage Bancorp, Inc.          Kenosha              WI         MW        SAIF         NASDAQ        03/23/92       32.500
SFSL     Security First Corp.             Mayfield Heights     OH         MW        SAIF         NASDAQ        01/22/88       14.250
SHEN     First Shenango Bancorp, Inc.     New Castle           PA         MA        SAIF         NASDAQ        04/06/93       20.500
SISB     SIS Bancorp, Inc.                Springfield          MA         NE        BIF          NASDAQ        02/08/95       22.250
SJSB     SJS Bancorp                      St. Joseph           MI         MW        SAIF         NASDAQ        02/16/95       21.250
SMBC     Southern Missouri Bancorp, Inc   Poplar Bluff         MO         MW        SAIF         NASDAQ        04/13/94       14.250
SMFC     Sho-Me Financial Corp.           Mt. Vernon           MO         MW        SAIF         NASDAQ        07/01/94       20.625
SOPN     First Savings Bancorp, Inc.      Southern Pines       NC         SE        SAIF         NASDAQ        01/06/94       17.500
SOSA     Somerset Savings Bank            Somerville           MA         NE        BIF          NASDAQ        07/09/86        2.000
SPBC     St. Paul Bancorp, Inc.           Chicago              IL         MW        SAIF         NASDAQ        05/18/87       25.375
SSBK     Strongsville Savings Bank        Strongsville         OH         MW        SAIF         NASDAQ           NA          22.250
STFR     St. Francis Capital Corp.        Milwaukee            WI         MW        SAIF         NASDAQ        06/21/93       25.750
STND     Standard Financial, Inc.         Chicago              IL         MW        SAIF         NASDAQ        08/01/94       16.250
STSA     Sterling Financial Corp.         Spokane              WA         WE        SAIF         NASDAQ           NA          13.500
SVRN     Sovereign Bancorp, Inc.          Wyomissing           PA         MA        SAIF         NASDAQ        08/12/86       10.875
SWBI     Southwest Bancshares             Hometown             IL         MW        SAIF         NASDAQ        06/24/92       26.875
SWCB     Sandwich Co-operative Bank       Sandwich             MA         NE        BIF          NASDAQ        07/25/86       23.000
TBK      Tolland Bank                     Tolland              CT         NE        BIF           AMSE         12/19/86       11.750
TCB      TCF Financial Corp.              Minneapolis          MN         MW        SAIF          NYSE         06/17/86       37.625
THRD     TF Financial Corporation         Newtown              PA         MA        SAIF         NASDAQ        07/13/94       14.625
TRIC     Tri-County Bancorp, Inc.         Torrington           WY         WE        SAIF         NASDAQ        09/30/93       18.375
TSH      Teche Holding Co.                Franklin             LA         SW        SAIF          AMSE         04/19/95       13.250
TWIN     Twin City Bancorp                Bristol              TN         SE        SAIF         NASDAQ        01/04/95       16.750
UBMT     United Financial Corp.           Great Falls          MT         WE        SAIF         NASDAQ        09/23/86       18.250
UFRM     United Federal Savings Bank      Rocky Mount          NC         SE        SAIF         NASDAQ        07/01/80        7.250
VFFC     Virginia First Financial Corp.   Petersburg           VA         SE        SAIF         NASDAQ        01/01/78       13.563
WAMU     Washington Mutual Inc.           Seattle              WA         WE        BIF          NASDAQ        03/11/83       35.250
WBST     Webster Financial Corporation    Waterbury            CT         NE        SAIF         NASDAQ        12/12/86       34.250
WCBI     Westco Bancorp                   Westchester          IL         MW        SAIF         NASDAQ        06/26/92       21.750
WEFC     Wells Financial Corp.            Wells                MN         MW        SAIF         NASDAQ        04/11/95       12.500
WFCO     Winton Financial Corp.           Cincinnati           OH         MW        SAIF         NASDAQ        08/04/88       12.313
WFSL     Washington Federal, Inc.         Seattle              WA         WE        SAIF         NASDAQ        11/17/82       22.000
WRNB     Warren Bancorp, Inc.             Peabody              MA         NE        BIF          NASDAQ        07/09/86       13.250
WSB      Washington Savings Bank, FSB     Waldorf              MD         MA        SAIF          AMSE            NA           5.000
WSFS     WSFS Financial Corporation       Wilmington           DE         MA        BIF          NASDAQ        11/26/86        8.375
WSTR     WesterFed Financial Corp.        Missoula             MT         WE        SAIF         NASDAQ        01/10/94       15.250
WVFC     WVS Financial Corporation        Pittsburgh           PA         MA        SAIF         NASDAQ        11/29/93       22.000
YFED     York Financial Corp.             York                 PA         MA        SAIF         NASDAQ        02/01/84       18.125

Maximum                                                                                                                       63.500
Minimum                                                                                                                        2.000
Average                                                                                                                       19.486
Median                                                                                                                        18.000

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS      5

FERGUSON & CO., LLP         EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

            Current        Price/         Current        Current                   Current    Total     Equity/
            Market          LTM          Price/       Price/ Tang      Price/      Dividend    Assets   Assets
            Value        Core EPS       Book Value     Book Value      Assets       Yield    ($000)       (%)
Ticker       ($M)           (x)            (%)             (%)          (%)          (%)     Mst RctQ    Mst RctQ
AADV            110.26       15.19        125.14         143.81         11.07        0.99       996,245       9.45
ABCW            169.38       12.46        143.68         147.49          9.30        1.43     1,822,248       6.47
AFFFZ           181.82        9.70        116.98         119.52          8.00        5.29     2,274,053       7.09
ALBK            380.37       13.76        120.12         135.99         11.44        1.68     3,325,592       9.52
AMFB            194.04       10.82        180.75         196.13         14.04        2.25     1,382,171       7.76
ANDB            105.86       10.19        119.19         119.19          9.00        2.41     1,173,956       7.56
ASBI             44.59       14.06         99.93         100.07         11.09        4.15       402,051      11.10
ASBP             24.64       20.83         90.24          90.24         21.81        2.78       112,988      22.70
ASFC            594.20       13.28        105.80         130.06          8.39        1.59     7,078,383       7.93
AVND             52.24       21.64         88.79          88.79          8.81         -         592,771       9.93
BANC            196.70       13.95        139.62         151.08         10.01        1.10     1,975,287       7.17
BDJI             11.77       17.19         84.59          84.59         11.22         -         104,969      13.26
BFSB             19.74       12.88        100.24         100.24         16.21        2.59       121,783      15.22
BFSI             89.13        9.46        183.32         183.32         14.35         -         621,324       7.83
BKC              59.74       16.64        132.61         139.56         11.24        5.21       531,638       8.48
BKCO            223.59       10.44        121.23         123.72         10.14        3.54     2,208,543       8.37
BKCT             60.91       14.66        141.90         141.90         14.98        3.32       405,761      10.56
BSBC             17.48       14.67        141.81         141.81         12.43         -         178,121       8.75
BVFS            253.03       23.71        122.75         139.10          7.47        1.63     3,388,847       6.08
CAFI             38.92       11.79        132.70         132.70         11.04        2.34       352,576       8.32
CAPS             19.23       11.33        100.79         100.79         10.52        1.76       202,554      10.43
CARV             17.94       24.22         51.56          54.08          4.95         -         362,369       9.62
CASH             41.57       13.51        106.54         114.08         12.15        1.88       342,095      11.41
CBCI             66.83       12.02         84.64          84.64         13.61         -         500,814      16.08
CBCO             23.80        9.74        123.18         123.18         12.16        6.42       195,658       9.87
CBIN             24.80       13.44         96.15          96.15         10.63        2.72       233,347      11.05
CBNH             46.94       13.55        124.28         124.28          8.59        3.10       546,725       6.94
CBSA             97.39        9.53        103.89         125.56          3.48        2.04     2,796,568       3.40
CEBK             30.95       19.69         98.81         112.82          9.70         -         319,162       9.82
CENF            122.23       14.88        114.01         114.28          5.69        1.49     2,148,344       4.99
CFB             574.53       11.25        151.52         168.08          9.48        0.96     6,607,670       6.25
CFCP             71.31       19.04        258.08         258.08         15.75        2.12       452,809       6.10
CFFC             27.35       13.27        122.65         122.65         17.22        2.42       158,835      14.04
CFHC            106.67       16.61        122.71         123.44          8.04        1.93     1,327,178       6.55
CFSB             92.85       13.97        143.40         143.40         11.79        2.53       791,610       8.22
CFX             114.44       15.13        123.27         137.38         11.16        5.29     1,025,771       9.05
CIBI             11.40       13.66         95.98          95.98         13.28        2.46        85,785      13.84
CMRN             42.04       15.05         90.71          90.71         23.91        1.90       175,841      26.35
CNIT             62.52       18.72        131.00         135.87          9.53        2.07       655,771       7.28
CNSK             26.46       16.88        156.07         156.07          7.46         -         354,822       6.93
COFD            557.74       10.37        153.10         164.02         10.84        3.65     5,145,471       7.08
COFI          1,754.54       12.46        187.78         203.20         12.58        2.36     13,951,846      6.70
CSA             585.38       15.99        136.19         138.34          7.01         -       8,350,710       5.15
CTBK             13.10       10.59         84.55          84.55          5.95        1.73       220,373       7.03
CTZN            216.27       13.87        123.38         141.53          8.13        0.84     2,661,006       6.59
CVAL             32.14       13.93        125.73         125.73         11.78        2.15       272,932       9.37
DIBK             84.18        7.17        148.92         156.10         12.22        1.94       688,993       8.20
DME           1,368.72       13.70        138.00         139.34          7.00         -      19,544,289       5.08
DNFC            105.44        8.71        135.32         137.19          7.73         -       1,364,024       5.79
DSBC            112.55       14.56        133.59         137.86          8.95        0.65     1,257,432       6.70
DSL             413.71       14.34        105.57         107.38          8.78        1.97     4,712,294       8.32
EBCP             73.03       17.54        112.55         119.19          8.69        2.80       840,534       7.72
EBSI             72.84       11.03        127.29         127.29         11.72        3.75       621,474       9.21
EFBI             28.52       21.15         90.28          90.46         13.34         -         213,876      14.77
EGFC            114.05       14.11        111.43         152.57          8.13        3.64     1,402,417       7.30
EQSB             15.15        8.07        106.81         106.81          5.66         -         267,776       5.30
ETFS             15.62       19.08         75.36          75.36         14.25        1.38       115,339      18.91

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS            6

FERGUSON & CO., LLP        EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------


               Current           Price/     Current       Current                        Current         Total         Equity/
                Market            LTM        Price/     Price/ Tang        Price/       Dividend         Assets         Assets
                Value           Core EPS    Book Value   Book Value        Assets         Yield          ($000)           (%)
Ticker           ($M)             (x)           (%)          (%)             (%)           (%)          Mst RctQ        Mst RctQ
AADV            110.26           15.19        125.14        143.81          11.07          0.99          996,245          9.45
FBBC            115.40           13.65        104.46        104.46          21.29          2.69          570,649         20.37
FBCI             47.62           16.58         95.64         95.98          10.42          1.48          456,896         10.90
FBHC             14.54           11.31         80.76         80.76           5.71          1.58          254,739          7.07
FBSI             20.93           17.55         88.24         88.38          14.57          1.21          143,671         16.52
FCBF             42.12           15.71         90.27         90.27          15.88          4.20          265,172         17.59
FCIT             50.27           15.48        126.10        126.10           7.76           -            645,824          6.15
FED             206.24           22.30        109.27        111.13           5.02           -          4,104,854          4.60
FESX             71.04           10.68        113.97        113.97           8.43          4.09          842,903          7.40
FFBI              7.34           15.14         93.20         93.20           7.77          0.00           94,486          8.33
FFBS             33.80           19.72        129.52        129.52          26.99          2.33          125,228         19.68
FFBZ             20.79           11.62        157.36        157.55          11.70          1.66          177,778          7.89
FFCH            122.76           10.81        126.15        126.15           8.06          3.33        1,523,224          6.39
FFED             28.07           11.25        196.34        196.34          10.71          7.11          262,216          5.45
FFES             51.55           10.51         89.98         90.22           5.41          3.04          947,807          6.01
FFFC             93.26           15.13        106.64        108.89          17.84          2.22          522,811         15.58
FFFG             22.66           12.80        118.41        118.41           7.38           -            307,055          6.22
FFHC            699.13           10.30        171.37        179.67          12.53          2.57        5,579,294          7.31
FFHH             45.21           22.81         83.44         83.44          13.64          3.85          331,395         14.37
FFHS             16.90           13.81         83.29         84.16           7.80          2.21          216,508          9.37
FFKY             83.12           16.74        166.39        178.09          23.57          2.43          352,671         14.16
FFLC             48.77           15.92         86.47         86.47          14.69          2.15          332,087         16.98
FFPB            119.17           12.78        104.88        107.58           8.29          1.74        1,438,024          7.90
FFSL             11.08           12.03         84.94         84.94          10.48          2.11          105,771         12.34
FFSW            110.65           19.06        204.61        252.25          10.59          1.56        1,044,608          7.93
FFWC             14.04            9.63         90.85         90.85           9.33          3.04          150,467         10.27
FFWD             22.84           14.81        113.47        113.47          15.62          1.57          146,249         13.76
FFWM             61.49           17.66        147.44        147.44          19.10          1.70          321,994         12.95
FFYF            121.95           17.02        119.64        119.64          21.19          2.50          575,602         17.71
FGHC             13.66           12.50        114.02        128.08           9.48           -            144,022          8.30
FIBC             26.86           17.86        102.74        103.31          10.26          2.00          262,497          9.99
FISB            206.33           14.63        151.68        153.74          14.01          2.25        1,473,094          9.24
FKFS             22.94           13.05        100.11        100.11           7.90          0.00          290,549          7.89
FLAG             22.14           13.77        101.45        101.45           9.68          3.13          228,710          9.55
FLFC            100.12           13.59        146.28        172.77          10.09          2.08          991,226          7.66
FMCO             38.25            9.51        111.43        114.22           7.38          1.29          517,943          6.63
FMSB             29.74           10.79        143.95        143.95           9.52          1.33          386,366          6.62
FNGB             72.51           18.13        102.48        102.48          12.50          3.64          580,128         12.20
FOBC             39.65           12.50         92.65         97.67          11.56          3.74          343,028         12.01
FRC             109.38           15.18         95.60         95.72           5.30           -          2,064,209          5.55
FSBC              4.03           12.79         68.92         68.92           3.40           -            112,436          4.94
FSBI             26.71           14.44        123.97        124.60           8.42          1.64          317,315          6.79
FSFC             41.69           14.62        123.86        123.86          12.77          1.68          326,573         10.31
FSPG             36.54            8.57        118.50        121.46           7.62          2.67          479,314          6.43
FTFC            126.92           14.14        134.07        142.16           9.20          3.12        1,389,163          6.86
FTSB             21.44           16.62         99.09         99.09          24.13          1.84           88,874         24.35
GBCI             84.03           13.74        218.34        218.53          20.57          2.56          408,467          9.42
GDW           3,265.45           11.92        138.24        146.81           9.13          0.67       35,775,375          6.60
GFCO             22.05           14.47         83.26         85.29           8.05          3.36          273,890          9.67
GFSB             10.45           12.28        105.02        105.02          12.54          1.95           83,305         11.94
GLBK              5.13           21.84         88.41         88.41          13.99           -             36,677         15.82
GPT           1,890.87           16.19        112.56        201.46          13.36          2.11       14,150,594         10.36
GROV             50.89           11.22        135.47        135.64           8.62          2.18          590,405          6.36
GRTR            174.04           16.88        119.49        119.49           6.85           -          2,540,811          7.90
GSBC            131.63           13.10        194.12        197.32          19.70          2.34          668,105         10.15
GSLC              7.81           16.67        122.66        122.66           7.59          1.18          102,967          6.19
GTFN            413.10           22.40        150.28        156.17          14.71          1.65        2,808,092          9.79

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS      7

FERGUSON & CO., LLP           EXHIBIT 11.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

            Current       Price/       Current      Current                      Current      Total         Equity/
            Market        LTM           Price/      Price/ Tang     Price/       Dividend     Assets        Assets
            Value         Core EPS      Book Value   Book Value     Assets       Yield        ($000)          (%)
Ticker      ($M)            (x)           (%)          (%)            (%)         (%)        Mst RctQ       Mst RctQ
AADV      110.26           15.19       125.14       143.81          11.07         0.99       996,245          9.45
GWBC       15.00           20.08        84.72        84.72          21.06         3.02        71,260         24.86
HALL       24.31           13.65        91.90        91.90           6.45         0.00       377,157          7.16
HBFW       46.07           18.75        97.29        97.29          15.08         1.21       315,901         15.50
HFFC       48.06           12.91        92.81        93.09           8.66         2.29       555,189          9.33
HFGI       32.97           16.60       142.61       142.61           7.88         0.00       418,196          5.53
HHFC        9.35           15.87        73.21        73.21          12.24         4.00        76,399         16.71
HMNF       74.77           14.81        90.24        90.24          14.19         0.00       554,979         15.72
HOMF       64.01           10.53       124.24       128.98          10.16         1.74       630,015          8.18
HVFD       34.80           14.04       122.48       122.73          10.41         2.96       334,226          8.50
HZFS        6.72           22.06        80.09        80.09           9.15         2.13        73,464         11.42
IFSL       99.46           14.58       141.51       151.95          13.38         3.43       742,269          9.47
JSBA       96.18           13.77       105.41       128.21           8.55         1.391      125,393          7.31
KNK        29.21           16.04        82.29        88.55           8.13         1.96       359,171          9.88
LARK       30.86           19.20        93.37        93.37          15.40         2.48       200,469         16.49
LOGN       19.51           18.44        98.40        98.40          25.27         2.71        77,195         25.68
LSBI       15.14           22.00        85.76        85.76           8.94         1.94       172,006          9.64
MAFB      268.86            9.35       111.02       130.13           8.62         1.393      117,149          7.77
MARN       39.88           16.91        96.06        96.06          22.43         3.88       177,767         23.35
MBLF       29.15           22.14       102.76       102.76          14.94         1.88       195,074         14.54
MCBS       38.10           10.65        99.00        99.10          12.14         2.13       313,759         11.70
MFBC       33.56           24.64        89.05        89.05          15.94         1.41       210,559         17.90
MFFC       31.63           20.90        93.90        93.90          17.78         3.71       178,289         18.93
MIFC       10.10           10.17        93.46        93.60           8.76         1.33       115,260          9.38
MIVI       11.60           14.01        90.94        90.94          16.73         1.26        69,322         18.40
MLBC      164.69           18.75       114.20       118.89           9.24         2.74     1,876,018          7.53
MORG        9.59           13.86        92.59        92.59          12.94         2.09        74,130         13.97

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS      8

FERGUSON & CO., LLP      EXHHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

             Current        Price/         Current        Current                     Current          Total          Equity/
             Market          LTM            Price/       Price/Tang       Price/      Dividend         Assets         Assets
              Value        Core EPS       Book Value     Book Value       Assets        Yield          (5000)           (%)
Ticker        ($M)           (x)              (%)            (%)            (%)          (%)          Mst RctQ        Mst RctQ
AADV         110.26           15.19          125.14          143.81         11.07         0.99          996.245           9.45
MSBB          48.18           14.78           85.17          220.21          5.73         3.53          840,552           8.21
MSBF          12.46           12.67           98.91           98.91         20.72         2.63           60,130          20.94
MWBI           9.08           10.44           98.26           98.26          6.55         2.00          138,628           6.67
MWBX          53.79            8.61          145.13          145.13         10.97         2.58          490,130           7.55
MWFD          28.46           16.83          169.25          176.95         15.25         1.71          187,601           9.01
NASB          70.31            8.99          139.58          145.06          9.50         2.02          740,298           6.81
NEBC          15.45           17.23           93.00          110.77          7.03         2.51          218,187           8.48
NEIB          24.72           15.78           89.35           89.35         16.89         2.38          154,128          18.90
NFSL          30.28            9.70          145.92          146.64         18.67         2.12          162,199          12.79
NHTB          18.61           12.22           95.57           95.57          7.20         4.55          258,526           7.53
NMSB          29.51           14.80           92.47           92.47          9.54         2.76          309,363          10.31
NSLB           9.49           21.19           74.81           74.81         17.43         4.00           57,288          23.31
NSSB          88.97           16.84          121.41          134.69         12.17         2.91          731,193          10.02
NSSY          53.96           21.75          121.64          121.64          8.85         0.88          609,522           7.28
NTMG           5.15           21.97           98.64           98.64          5.65          -             91,158           6.22
NWEQ          10.28           12.50           80.86           80.86         11.20         3.68           91,804          12.77
NYB          347.63           11.33          219.52          219.52         11.91         2.65        2,918,120           5.43
OFCP          84.81           19.26          110.34          137.61         11.34         2.20          782,145          10.27
OHSL          24.96           13.76           97.90           97.90         11.94         3.71          209,037          12.20
PALM          70.55           18.75          131.45          137.90         11.06         0.59          638,002           8.41
PBCI          64.80           13.53          114.63          115.63         17.73         4.56          365,553          15.47
PBCT         961.45           15.67          167.30          167.53         12.91         3.32        7,441,500           7.80
PBKB          35.36           14.79          127.27          134.10          6.74         2.67          524,443           5.30
PBNB          53.69           14.41          121.40          130.79         12.29         3.26          437,034          10.12
PCBC          15.31           19.02          101.45          101.45         19.04         1.68           80,394          18.77
PCCI          24.17            8.97          104.30          104.30          8.41          -            290,443           8.06
PERM          34.70           25.00           86.34           87.46          8.46         1.85          411,213           9.78
FFDC          45.15           11.26          104.28          104.28         16.24         3.12          277,958          15.58
PFNC          23.31            8.68          119.50          120.42          6.70         1.28          347,858           5.61
PFSB          86.83           11.69           87.80          110.23          7.99          -          1,086,524           8.34
PHBK         585.32           11.02          159.79          178.71         13.39         2.93        4,371,709           8.38
PKPS          62.75            3.45           88.50           88.50          7.47         2.00          840,491           8.44
PLE           16.02           10.98          105.63          109.49          8.59         4.00          186,475           8.13
POBS          73.15           14.83          109.54          109.54         27.41         4.71          266,877          25.02
PSAB          70.78           12.58          121.95          130.05         10.98         3.58          644,560           9.01
PSBK          83.38            9.49          116.06          133.59          9.25         2.54          901,690           7.97
PTRS           7.85           14.35           74.06           74.06          6.84         1.55          114,714           9.24
PULS          52.60           12.50          133.72          133.72         10.42         4.06          505,034           7.79
PVFC          36.59           12.50          171.57          171.57         11.50          -            318,000           6.70
PVSA          91.41           10.58          131.03          131.58          9.94         2.30          919,242           7,59
PWBC          53.11           14.06          109.76          121.40          7.63         2.67          696 467           6.96
QCBC          55.30           16.29           81.41           81.78          7.63          -            735,085           9.37
QCSB         299.73           13.02          138.79          138.79         23.02         2.69        1,302,281          16.58
RARB          33.30           11.82          121.15          124.14          8.93         2.78          344,710           7.37
RCSB         333.49           12.80          131.29          135.94          8.24         1.79        4,048,684           8.63
RELY         165.46           14.62          107.69          158.85          9.28         3.09        1,782,550           8.62
RFED         737.55           10.12          159.38          168.11          7.91         3.54        9,327,772           5.54
ROSE         255.20           12.34          123.33          123.33          8.30         2.52        3,073,458           6.21
SBCN          24.43           21.43           94.39           94.39         12.39         3.64          197,137          13.01
SCCB          11.03           22.39           89.66           89.66         24.98         4.00           44,161          27.87
SECP         591.46           17.84          112.13          112.13         17.21         0.95        3,427,317          16.26
SFB        1,367.11           12.64          142.32          181.76          8.99         1.83       15,239,983           6.32
SFBM          31.80           17.26          103.57          120.77          8.54         3.03          372,239           8.25
SFED          17.42           15.29           75.41           75.41         10.22         1.85          164,366          13.56
SFFC          13.42           14.86           89.92           89.92         17.50         2.42           76,705          19.46
SFSB          21.68           14.74           83.25           83.74          5.73         1.86          378,388           6.88

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS      9

FERGUSON & CO., LLP         EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

          Current     Price/      Current        Current                    Current       Total       Equity/
          Market       LTM         Price/      Price/ Tang     Price/      Dividend      Assets       Assets
           Value     Core EPS    Book Value    Book Value      Assets       Yield        ($000)         (%)
Ticker      ($M)        (x)         (%)            (%)          (%)          (%)        Mst RctQ      MstRctQ
AADV       110.26       15.19      125.14        143.81        11.07         0.99           996,245          9.45
SFSL        70.25       10.33      125.99        128.49        11.93         3.09           588,592          9.47
SHEN        46.56       14.14       99.85         99.85        12.66         2.34           369,279         12.68
SISB       127.33        7.92      139.32        139.32        10.52          -           1,209,843          7.19
SJSB        20.88       23.61      118.72        118.72        13.85         2.07           150,752         11.67
SMBC        24.24       19.52       92.47         92.47        15.17         3.51           161,992         16.40
SMFC        33.95       16.91      105.28        105.28        12.76         0.00           280,027         10.99
SOPN        65.52       17.86       98.09         98.09        25.50         3.89           256,986         26.00
SOSA        33.30       15.38      116.96        116.96         6.51          -             511,390          5.56
SPBC       456.45       13.50      121.53        121.94        10.52         1.89         4,337,546          8.66
SSBK        56.31       13.01      132.36        135.09        10.64         2.16           529,187          8.04
STFR       143.86       14.07      110.09        115.32        10.82         1.55         1,329,903          9.82
STND       265.62       17.47       99.75         99.94        11.68         1.97         2,274,536         11.71
STSA        73.26       15.88      122.62        151.35         4.96          -           1,477,699          5.80
SVRN       539.11       10.56      140.32        206.75         5.87         0.77         9,183,447          5.02
SWBI        47.98       13.78      120.52        120.52        13.52         4.02           356,692         11.22
SWCB        43.26       12.85      116.81        124.39         9.62         4.35           449,889          8.23
TBK         13.60       10.59       99.66        104.26         6.07          -             223,978          6.09
TCB      1,315.46       13.83      251.17        262.56        18.79         1.99         7,000,871          7.48
THRD        62.85       14.92       81.39         81.39        12.48         2.19           528,910         14.20
TRIC        11.19       18.19       90.16         90.16        14.58         2.72            76,718         16.17
TSH         50.60       14.25       90.01         90.01        13.84         3.77           370,722         15.37
TWIN        15.02       14.57      106.42        106.42        14.54         3.82           103,300         13.66
UBMT        22.33       14.37       91.11         91.11        21.43         4.82           104,195         23.52
UFRM        22.22       12.95      107.73        107.73         8.70         2.76           255,485          8.08
VFFC        77.86       13.56      127.59        131.68        10.43         0.74           746,867          8.17
WAMU     2,541.06       12.46      178.66        199.83        11.38         2.61        22,323,472          7.38
WBST       277.47       13.33      140.25        183.84         7.23         2.10         3,837,220          5.59
WCBI        57.02       15.54      118.21        118.21        18.27         2.21           312,158         15.45
WEFC        25.98       15.24       93.56         93.56        13.54          -             191,787         14.47
WFCO        24.46       11.84      116.05        119.08         8.65         3.41           282,833          7.45
WFSL       929.42       11.58      155.59        163.33        18.44         4.18         5,040,588         11.85
WRNB        48.35        8.95      154.79        154.79        13.97         3.32           349,421          9.03
WSB         21.10       11.90      100.60        100.60         8.28         2.00           254,968          8.22
WSFS       115.84        6.75      156.25        158.02         8.82          -           1,312,864          5.65
WSTR        67.03       15.10       85.29         85.29        11.89         2.36           563,931         13.94
WVFC        38.21       11.58      112.24        112.24        14.72         1.82           259,622         13.11
YFED       110.34       12.50      117.92        117.92         9.94         3.31         1,109,804          8.43

Maximum  3,469.16       25.00      258.08        262.56        27.41         7.11        43,719,958         27.87
Minimum      4.03        3.45       51.56         54.08         3.40          -              36,677          3.40
Average    161.34       14.33      117.01        122.39        11.68         2.15         1,590,093         10.50
Median      48.02       13.94      112.40        118.57        10.62         2.13           409,840          9.01

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS     10

FERGUSON & CO., LLP             EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

              Tangible               Return on      ROACE
               Equity/      Core    Avg Assets      Before                                   NPAs/         Price/         Core
             Tang Assets    EPS    Before Extra      Extra      Merger       Current        Assets          Core          EPS
                 (%)        ($)        (%)            (%)       Target?      Pricing          (%)            EPS          ($)
Ticker        Mst RctQ      LTM        LTM            LTM        (Y/N)        Date          Mst RctQ         (x)        Mst RctQ
AADV            8.32        2.14        0.90           9.41         N        09/20/96         0.55          14.51          0.56
ABCW            6.31        2.81        0.90          12.75         N        09/20/96         0.67          10.06          0.87
AFFFZ           6.95        3.12        0.89          13.53         N        09/20/96         0.77           9.70          0.78
ALBK            8.51        2.08        0.97           9.50         N        09/20/96         0.80          13.25          0.54
AMFB            7.20        1.64        1.42          17.60         N        09/20/96         0.54          11.38          0.39
ANDB            7.56        2.44        0.97          12.72         N        09/20/96         1.43           9.72          0.64
ASBI           11.08        0.96        0.92           7.38         N        09/20/96         0.29          12.98          0.26
ASBP           22.70        0.69        1.01           4.30         N        09/20/96         1.61          18.91          0.19
ASFC            6.55        2.08        0.74           8.56         N        09/20/96         0.69          13.03          0.53
AVND            9.93        0.67        0.62           5.82         N        09/20/96         0.75          21.32          0.17
BANC            6.66        0.95        1.12          14.72         N        09/20/96         0.82          11.42          0.29
BDJI           13.26        0.88        0.70           4.74         N        09/20/96         0.21          14.00          0.27
BFSB           15.22        1.32        1.29           7.96         N        09/20/96          -            11.18          0.38
BFSI            7.83        5.76        1.84          24.09         N        09/20/96         1.21           9.46          1.44
BKC             8.09        1.57        1.24          13.70         N        09/20/96         2.66           9.75          0.67
BKCO            8.21        1.73        1.13          11.82         N        09/20/96         1.22           9.41          0.48
BKCT           10.56        1.56        1.18          10.70         N        09/20/96         1.59          14.30          0.40
BSBC            8.75        0.23        0.86          10.00         N        09/20/96         2.05          14.06          0.06
BVFS            5.41        1.55        0.14           2.04         N        09/20/96         0.95          13.32          0.69
CAFI            8.32        1.59        1.22          15.13         N        09/20/96         0.39          12.02          0.39
CAPS           10.43        1.81        0.95           8.96         N        09/20/96         0.18          11.14          0.46
CARV            9.22        0.32        0.21           2.15         N        09/20/96         0.47          21.53          0.09
CASH           10.74        1.73        1.06           8.14         N        09/20/96         0.20          11.69          0.50
CBCI           16.08        2.34        1.31           7.85         N        09/20/96         1.44           9.90          0.71
CBCO            9.87        2.08        1.38          14.66         N        09/20/96         1.50           9.38          0.54
CBIN           11.05        0.93        0.88           7.36         N        09/20/96         0.05          12.50          0.25
CBNH            6.94        1.43        0.81          11.11         N        09/20/96         0.41          11.81          0.41
CBSA            2.83        2.06        0.40          11.70         N        09/20/96         0.58           9.26          0.53
CEBK            8.70        0.80        0.46           4.69         N        09/20/96         1.79          12.70          0.31
CENF            4.98        1.63        0.57          11.69         N        09/20/96         1.39          11.23          0.54
CFB             5.67        3.69        0.84          14.74         N        09/20/96         1.01          10.07          1.03
CFCP            6.10        1.09        1.04          17.09         N        09/20/96         0.07          17.29          0.30
CFFC           14.04        1.62        1.31           9.68         N        09/20/96         0.08          12.50          0.43
CFHC            6.51        1.37        0.57           8.53         N        09/20/96         1.26          10.53          0.54
CFSB            8.22        1.36        0.96          11.70         N        09/20/96         0.08          13.19          0.36
CFX             8.19        1.00        1.00          10.23         N        09/20/96         0.93          12.20          0.31
CIBI           13.84        1.19        1.01           6.98         N        09/20/96         0.73          14.01          0.29
CMRN           26.35        0.98        1.60           5.77         N        09/20/96         0.37          14.75          0.25
CNIT            7.03        2.07        0.48           6.76         N        09/20/96         0.45          14.90          0.65
CNSK            6.93        0.80        0.76          11.83         N        09/20/96         1.39          15.34          0.22
COFD            6.64        2.64        1.07          15.71         N        09/20/96         0.52           9.51          0.72
COFI            6.22        2.98        0.42           6.39         N        09/20/96         0.33          10.43          0.89
CSA             5.07        1.97        0.49           9.90         N        09/20/96         1.59          15.75          0.50
CTBK            7.03        1.31        0.57           8.15         N        09/20/96         1.01          12.85          0.27
CTZN            5.79        2.74        0.71          10.20         N        09/20/96         0.93          11.18          0.85
CVAL            9.37        1.40        0.91           9.88         N        09/20/96         0.86          13.93          0.35
DIBK            7.86        2.30        1.64          21.02         N        09/20/96         0.92           6.16          0.67
DME             5.03        0.94        0.38           7.94         N        09/20/96         2.59          11.50          0.28
DNFC            5.71        1.60        1.08          19.53         N        09/20/96         0.54           9.17          0.38
DSBC            6.51        2.55        0.72          10.98         N        09/20/96         1.82          12.54          0.74
DSL             8.19        1.70        0.69           8.44         N        09/20/96         1.33          13.54          0.45
EBCP            7.32        1.14        0.74           9.85         N        09/20/96         1.51          18.52          0.27
EBSI            9.21        1.45        0.93          11.91         N        09/20/96         1.45          13.79          0.29
EFBI           14.75        0.65        0.92           5.39         N        09/20/96         0.03          18.09          0.19
EGFC            5.44        1.79        1.27          17.56         N        09/20/96         1.17          10.88          0.58
EQSB            5.30        3.13        0.78          14.98         N        09/20/96         0.77           7.43          0.85
ETFS           18.91        0.76        0.81           4.17         N        09/20/96         0.23          19.08          0.19

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS      11

FERGUSON & CO., LLP       EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

            Tangible                Return on        ROACE
            Equity/      Core      Avg Assets       Before                               NPAs/      Price/        Core
          Tang Assets     EPS      Before Extra      Extra       Merger    Current      Assets       Core          EPS
              (%)         ($)          (%)            (%)        Target?   Pricing       (%)          EPS          ($)
Ticker     Mst RctQ       LTM          LTM            LTM         (Y/N)     Date       Mst RctQ       (x)        Mst RctQ
AADV         8.32        2.14          0.90           9.41          N      09/20/96      0.55         14.51        0.56
FBBC        20.37        1.09          1.62           7.34          N      09/20/96      0.08         12.00        0.31
FBCI        10.87        0.98          0.74           5.68          N      09/20/96      0.61         14.51        0.28
FBHC         7.07        1.57          0.70           9.62          N      09/20/96      1.21         11.99        0.37
FBSI        16.49        0.94          0.85           4.90          N      09/20/96      0.09         13.31        0.31
FCBF        17.59        1.09          1.09           5.71          N      09/20/96      0.12         13.81        0.31
FCIT         6.15        1.11          0.71          11.59          N      09/20/96      2.96         13.02        0.33
FED          4.53        0.88          0.23           4.98          N      09/20/96      2.52         15.33        0.32
FESX         7.40        1.10          0.99          13.34          N      09/20/96      0.61          9.79        0.30
FFBI         8.33        1.04          0.68           6.79          N      09/20/96      0.24         13.58        0.29
FFBS        19.68        1.09          1.37           6.88          N      09/20/96      1.09         21.50        0.25
FFBZ         7.88        2.28          1.14          15.12          N      09/20/96      0.50          9.89        0.67
FFCH         6.39        1.78          0.78          11.81          N      09/20/96      1.24         10.24        0.47
FFED         5.45        1.00          1.18          23.76          N      09/20/96      0.15         23.44        0.12
FFES         6.00        1.88          0.57           8.65          N      09/20/96      0.60          9.14        0.54
FFFC        15.31        1.19          1.24           7.51          N      09/20/96      0.51         14.06        0.32
FFFG         6.22        0.21          0.50           7.76          N      09/20/96      2.83          8.40        0.08
FFHC         7.00        2.27          1.32          18.73          N      09/20/96      0.43         10.44        0.56
FFHH        14.37        0.57          0.64           3.79          N      09/20/96      0.07         15.48        0.21
FFHS         9.28        1.05          0.62           6.56          N      09/20/96      0.43         13.43        0.27
FFKY        13.36        1.18          1.60          11.28          N      09/20/96      0.09         16.46        0.30
FFLC        16.98        1.17          0.94           5.51          N      09/20/96      0.13         15.02        0.31
FFPB         7.72        1.80          0.74           8.92          N      09/20/96      0.53         11.98        0.48
FFSL        12.34        1.58          1.10           8.51          N      09/20/96      0.29         11.31        0.42
FFSW         6.93        1.62          1.12          16.88          N      09/20/96      0.12         14.29        0.54
FFWC        10.27        2.05          1.09           9.89          N      09/20/96      0.06          8.51        0.58
FFWD        13.76        1.03          1.19           8.40          N      09/20/96      0.04         14.66        0.26
FFWM        12.95        1.60          1.11           8.98          N      09/20/96      1.37         15.35        0.46
FFYF        17.71        1.41          1.20           6.58          N      09/20/96      0.81         15.38        0.39
FGHC         7.46        0.54          0.89          10.65          N      09/20/96      1.34         10.55        0.16
FIBC         9.94        0.84          0.66           5.75          N      09/20/96      2.59         13.39        0.28
FISB         9.12        1.70          1.19          13.57          N      09/20/96      1.59         15.55        0.40
FKFS         7.89        1.36          0.56           6.48          N      09/20/96      2.53         10.09        0.44
FLAG         9.55        0.79          0.87           9.35          N      09/20/96      3.56         16.99        0.16
FLFC         6.67        1.84          1.03          14.22          N      09/20/96      1.22         13.02        0.48
FMCO         6.48        1.63          0.83          12.68          N      09/20/96        NA          8.81        0.44
FMSB         6.62        1.39          1.03          15.44          N      09/20/96      0.02         11.36        0.33
FNGB        12.20        0.91          0.78           6.12          N      09/20/96      0.17         16.50        0.25
FOBC        11.46        1.24          1.00           7.93          N      09/20/96      0.16         12.11        0.32
FRC          5.54        0.98          0.46           7.94          N      09/20/96      2.44         11.62        0.32
FSBC         4.94        0.43          0.34           7.13          N      09/20/96      1.49        137.50        0.01
FSBI         6.76        1.35          0.65           8.66          N      09/20/96      0.43         11.34        0.43
FSFC        10.31        0.65          0.26           1.37          N      09/20/96      0.19         21.59        0.11
FSPG         6.28        2.10          0.97          14.89          N      09/20/96      0.91          8.33        0.54
FTFC         6.49        1.45          0.97          13.98          N      09/20/96      0.11         13.49        0.38
FTSB        24.35        0.82          1.33           5.39          N      09/20/96      1.27         17.03        0.20
GBCI         9.41        1.82          1.59          16.40          N      09/20/96      0.04         13.30        0.47
GDW          6.24        4.73          0.81          12.46          N      09/20/96      1.40         11.01        1.28
GFCO         9.46        1.33          0.56           5.82          N      09/20/96      0.51         13.01        0.37
GFSB        11.94        1.67          1.16           9.19          N      09/20/96      1.15          9.86        0.52
GLBK        15.82        0.95          0.77           4.83          N      09/20/96       -           19.95        0.26
GPT          6.07        2.34          0.89           7.42          N      09/20/96      2.86         14.35        0.66
GROV         6.36        2.94          0.87          13.91          N      09/20/96      0.67         10.58        0.78
GRTR         7.90        0.77          0.73           7.89          N      09/20/96      8.73         19.12        0.17
GSBC        10.00        2.28          1.75          17.28          N      09/20/96      2.36         13.34        0.56
GSLC         6.19        0.51          0.68          10.91          N      09/20/96      3.14         19.32        0.11
GTFN         9.45        1.30          1.00           8.68          N      09/20/96      0.44         22.06        0.33

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS   12

FERGUSON & CO., LLP       EXHIBIT 11.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------


           Tangible                  Return on          ROACE
           Equity/         Core      Avg Assets         Before                                   NPAs/       Prices/       Core
         Tang Assets        EPS      Before Extra       Extra       Merger        Current       Assets        Core          EPS
              (%)           ($)         (%)              (%)        Target?       Pricing         (%)          EPS          ($)
Ticker     Mst RctQ         LTM         LTM              LTM        (Y/N)          Date         Mst RctQ      (X)         Mst RctQ
AADV          8.32          2.14        0.90              9.41         N          09/20/96        0.55       14.51          0.56
GWBC         24.86          0.66        1.05              4.05         N          09/20/96        0.08       22.08          0.15
GWF           5.83          1.96        0.72             11.97         N          09/20/96        1.76       12.14          0.52
HALL          7.16          1.26        0.60              7.17         N          09/20/96        0.02       11.32          0.38
HARL          6.65          1.79        0.81             11.83         N          09/20/96         -          9.19          0.51
HAVN          6.03          2.32        0.74             11.42         N          09/20/96        1.02       10.69          0.64
HBFW         15.50          0.88        0.84              4.99         N          09/20/96         -         15.87          0.26
HBNK          7.91          0.72        0.30              4.69         N          09/20/96        3.41       18.75          0.19
HBS          14.89          1.10        1.02              6.83         N          09/20/96        2.44       16.59          0.29
HFFC          9.30          1.22        0.85              9.35         N          09/20/96        0.41       13.13          0.30
HFGI          5.53          0.61        0.37              9.49         N          09/20/96        0.32       14.89          0.17
HHFC         16.71          0.63        0.75              4.14         N          09/20/96        0.19       15.63          0.16
HIFS          9.76          1.46        1.10             10.64         N          09/20/96        0.51       10.03          0.38
HMNF         15.72          1.08        1.11              6.48         N          09/20/96        0.09       13.33          0.30
HOMF          7.90          2.73        1.23             15.14         N          09/20/96        0.46       11.41          0.63
HPBC         10.65          1.65        1.79             15.72         N          09/20/96        0.04        9.76          0.41
HRZB         16.20          1.12        1.54              9.56         N          09/20/96         -         11.21          0.29
HSBK          6.64          1.32        0.61              9.15         N          09/20/96        0.22        9.01          0.43
HVFD          8.48          1.30        0.71              8.57         N          09/20/96         NA        11.41          0.40
HZFS         11.42          0.68        0.53              4.38         N          09/20/96         NA        17.05          0.22
IBSF         19.91          0.75        1.05              4.99         N          09/20/96        0.07       20.49          0.18
IFSB          5.95          0.39        0.43              6.58         N          09/20/96         NA        14.42          0.13
IFSL          8.87          1.44        0.91              9.37         N          09/20/96        1.26       15.91          0.33
IPSW          5.76          1.08        1.30             21.10         N          09/20/96        2.00       10.25          0.25
IROQ          6.48          1.63        0.96             14.40         N          09/20/96        1.13        8.61          0.45
ISBF         16.71          1.05        1.17              6.04         N          09/20/96         NA        14.35          0.27
IWBK          6.64          2.09        1.11             15.69         N          09/20/96        0.59       11.88          0.60
JSBA          6.09          1.67        0.63              9.07         N          09/20/96        0.93       15.13          0.38
JSBF         21.80          2.28        1.63              7.45         N          09/20/96        1.21       13.89          0.63
KNK           9.25          1.27        0.56              5.37         N          09/20/96        0.16       12.13          0.42
KSAV         14.78          1.41        1.11              6.88         N          09/20/96        0.52       10.79          0.42
KSBK          6.35          2.93        0.89             13.42         N          09/20/96        1.26        6.25          0.84
LARK         16.49          0.84        0.93              5.45         N          09/20/96        0.03       16.13          0.25
LARL         10.71          1.68        1.39             13.29         N          09/20/96        0.62        8.81          0.44
LIFB         11.60          1.02        0.87              6.25         N          09/20/96        0.41       13.84          0.28
LISB          9.99          1.70        0.93              8.78         N          09/20/96        1.16       17.19          0.41
LOGN         25.68          0.80        1.50              5.55         N          09/20/96        0.39       18.44          0.20
LSBI          9.64          0.75        0.52              4.62         N          09/20/96        1.60        NM           (0.18)
LSBX          7.59          0.88        1.24             15.92         N          09/20/96        1.04        7.23          0.24
LVSB          7.82          1.28        1.15             10.25         N          09/20/96        1.89       12.43          0.46
MAFB          6.70          2.78        0.88             14.60         N          09/20/96        0.37        9.42          0.69
MARN         23.35          1.22        1.41              5.86         N          09/20/96        1.07       15.63          0.33
MASB          9.79          3.13        1.06             10.40         N          09/20/96        0.29       10.19          0.81
MBLF         14.54          0.96        0.70              4.83         N          09/20/96        0.33       20.43          0.26
MCBN          9.04          1.28        0.60              6.65         N          09/20/96        0.64       10.80          0.44
MCBS         11.69          1.76        1.27              9.59         N          09/20/96        0.10       10.19          0.46
MDBK          8.17          2.06        1.04             11.68         N          09/20/96        0.51       10.65          0.54
MERI          7.59          2.71        1.01             13.70         N          09/20/96        0.19       11.23          0.69
MFBC         17.90          0.69        0.73              3.69         N          09/20/96          NA       20.24          0.21
MFFC         18.93          0.67        1.04              4.80         N          09/20/96        0.19       21.88          0.16
MFLR          9.49          1.04        0.91              9.01         N          09/20/96        1.05       11.52          0.32
MFSL          8.27          1.96        0.79              9.60         N          09/20/96        0.20       15.86          0.54
MGNL          9.14          1.49        1.71             17.51         N          09/20/96        2.52       12.19          0.40
MIFC          9.36          0.59        0.93             10.00         N          09/20/96        0.05        7.50          0.20
MIVI         18.40          0.91        1.31              6.73         N          09/20/96        0.46       13.28          0.24
MLBC          7.25          0.74        0.72              8.30         N          09/20/96        0.50       24.78          0.14
MORG         13.97          0.83        1.02              6.82         N          09/20/96        0.35       11.50          0.25

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS           13

FERGUSON & CO., LLP      EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

              Tangible            Return on       ROACE
               Equity/   Core     Avg Assets     Before                             NPAs/      Price/    Core
            Tang Assets   EPS    Before Extra     Extra    Merger    Current       Assets       Core      EPS
                (%)       ($)         (%)          (%)     Target?   Pricing        (%)          EPS      ($)
Ticker       Mst RctQ     LTM         LTM          LTM     (Y/N)      Date        Mst RctQ       (x)    Mst RctQ
AADV           8.32      2.14        0.90         9.41       N       09/20/96       0.55       14.51      0.56
MSBB           4.26      1.15        0.44          NA        N       09/20/96       0.63       19.32      0.22
MSBF          20.94      1.50        1.83         7.66       N       09/20/96       0.24       12.84      0.37
MWBI           6.67      2.49        1.01        14.64       N       09/20/96       0.28        9.15      0.71
MWBX           7.55      0.45        1.30        17.23       N       09/20/96       1.72        8.07      0.12
MWFD           8.65      1.04        1.28        13.41       N       09/20/96       0.19       15.09      0.29
NASB           6.57      3.45        1.26        17.33       N       09/20/96       3.12        8.52      0.91
NEBC           7.36      0.74        0.68         8.10       N       09/20/96        NA        19.92      0.16
NEIB          18.90      0.80        1.19         5.46       N       09/20/96       0.25       13.15      0.24
NFSL          12.74      2.14        2.25        19.85       N       09/20/96       1.26       16.21      0.32
NHTB           7.53      0.90        0.65         8.48       N       09/20/96       1.41       15.28      0.18
NMSB          10.31      0.49        0.75         6.71       N       09/20/96       2.04       12.95      0.14
NSLB          23.31      0.59        0.97         4.08       N       09/20/96        -         18.38      0.17
NSSB           9.13      0.98        0.83         7.62       N       09/20/96       1.71       16.50      0.25
NSSY           7.28      1.04        0.81         9.66       N       09/20/96       2.12       13.47      0.42
NTMG           6.22      0.33        0.67        10.92       N       09/20/96        NA        18.13      0.10
NWEQ          12.77      0.87        1.00         6.91       N       09/20/96       0.91       11.33      0.24
NYB            5.43      2.67        1.27        21.77       N       09/20/96       1.22        9.82      0.77
OFCP           8.41      0.85        0.91         5.72       N       09/20/96       0.13       14.62      0.28
OHSL          12.20      1.49        0.95         7.55       N       09/20/96       0.03       13.49      0.38
PALM           8.05      0.72        0.69         8.53       N       09/20/96       3.77       16.07      0.21
PBCI          15.36      1.46        1.34         8.52       N       09/20/96       2.29       15.43      0.32
PBCT           7.79      1.54        1.13        14.32       N       09/20/96       1.37       16.30      0.37
PBKB           5.04      0.71        0.79        13.08       N       09/20/96       1.12       18.75      0.14
PBNB           9.46      1.96        0.97         8.89       N       09/20/96       0.47       13.08      0.54
PCBC          18.77      0.94        0.88         4.36       N       09/20/96        NA        17.88      0.25
PCCI           8.06      0.92        1.31        19.82       N       09/20/96       2.76       12.13      0.17
PERM           9.67      0.65        0.38         3.47       N       09/20/96       1.66       17.66      0.23
PFDC          15.58      1.71        1.45         9.51       N       09/20/96       0.31       10.94      0.44
PFNC           5.57      0.72        0.91        18.78       N       09/20/96       1.48       14.20      0.11
PFSB           6.75      1.54        0.82         8.36       N       09/20/96       0.88        9.57      0.47
PHBK           7.56      2.11        1.15        13.42       N       09/20/96       1.07       11.18      0.52
PKPS           8.44      1.45        1.70        21.07       N       09/20/96       1.89        NM         -
PLE            7.87      1.64        0.85        10.96       N       09/20/96       0.18       10.23      0.44
POBS          25.02      0.86        2.30         9.38       N       09/20/96       0.18       14.49      0.22
PSAB           8.49      1.51        1.02        10.90       N       09/20/96       1.07       11.31      0.42
PSBK           7.00      3.32        1.10        12.30       N       09/20/96       1.03        6.79      1.16
PTRS           9.24      1.08        0.51         5.27       N       09/20/96       2.33       19.38      0.20
PULS           7.79      1.38        1.19        10.28       N       09/20/96       1.12       11.98      0.36
PVFC           6.70      1.26        1.13        17.86       N       09/20/96       1.21       11.58      0.34
PVSA           7.56      2.67        1.06        15.13       N       09/20/96       0.14       10.24      0.69
PWBC           6.33      0.96        0.62         7.68       N       09/20/96       0.58       12.50      0.27
QCBC           9.33      0.89        0.53         5.25       N       09/20/96       2.06       13.94      0.26
QCSB          16.58      2.86        1.82        10.45       N       09/20/96       0.47       11.22      0.83
RARB           7.20      1.83        0.87        11.45       N       09/20/96       0.81       10.40      0.52
RCSB           8.42      2.10        1.01        11.62       N       09/20/96       0.68       13.44      0.50
RELY           6.01      1.24        0.83         7.61       N       09/20/96       0.82       11.92      0.38
RFED           5.30      1.73        0.64        13.33       N       09/20/96       0.74       10.67      0.41
ROSE           6.21      2.32        0.92        13.93       N       09/20/96       0.65       10.68      0.67
SBCN          13.01      0.77        0.39         2.95       N       09/20/96       0.20       34.38      0.12
SCCB          27.87      0.67        1.11         3.80       N       09/20/96        NA        26.79      0.14
SECP          16.26      3.56        0.99         5.85       N       09/20/96       0.11       14.84      1.07
SFB            5.02      3.46        0.95        14.09       N       09/20/96       0.32       11.64      0.94
SFBM           7.16      1.26        0.71         8.22       N       09/20/96       0.17       16.99      0.32
SFED          13.56      0.85        0.69         4.88       N       09/20/96       0.67       13.54      0.24
SFFC          19.46      1.11        1.19         5.99       N       09/20/96        NA        13.75      0.30
SFSB           6.85      1.17        0.50         6.91       N       09/20/96       0.25       13.48      0.32

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS    14

FERGUSON & CO., LLP        EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

               Tangible                   Return on          ROACE
                Equity/       Core        Avg Assets         Before                                 NPAs/        Price/    Core
              Tang Assets     EPS        Before Extra        Extra       Merger      Current       Assets         Core     EPS
                 (%)          ($)            (%)              (%)        Target?     Pricing        (%)           EPS      ($)
Ticker         Mst RctQ       LTM            LTM              LTM         (Y/N)       Date        Mst RctQ        (x)    Mst RctQ

AADV             8.32          2.14           0.90             9.41         N        09/20/96        0.55      14.51       0.56
SFSL             9.30          1.38           1.21            13.36         N        09/20/96        0.31      10.18       0.35
SHEN            12.68          1.45           1.03             7.45         N        09/20/96        0.46      12.81       0.40
SISB             7.19          2.81           1.38            19.41         N        09/20/96        0.84      10.30       0.54
SJSB            11.67          0.90           0.63             5.00         N        09/20/96        0.29      29.51       0.18
SMBC            16.40          0.73           0.87             4.98         N        09/20/96        0.95      14.25       0.25
SMFC            10.99          1.22           0.85             6.89         N        09/20/96        0.06      13.94       0.37
SOPN            26.00          0.98           1.53             5.86         N        09/20/96        0.05      16.83       0.26
SOSA             5.56          0.13           0.42             7.83         N        09/20/96        9.10      12.50       0.04
SPBC             8.63          1.88           0.91             9.81         N        09/20/96        0.40      11.75       0.54
SSBK             7.89          1.71           0.99            11.83         N        09/20/96        0.06      11.59       0.48
STFR             9.42          1.83           1.18            10.78         N        09/20/96        0.27      14.97       0.43
STND            11.69          0.93           0.81             6.06         N        09/20/96        0.13      16.93       0.24
STSA             5.06          0.85           0.45             7.76         N        09/20/96        0.57      14.67       0.23
SVRN             3.79          1.03           0.79            17.03         N        09/20/96        0.49      10.07       0.27
SWBI            11.22          1.95           1.15             8.95         N        09/20/96        0.13      13.17       0.51
SWCB             7.77          1.79           0.87            10.76         N        09/20/96        1.07      12.50       0.46
TBK              5.84          1.11           0.61             9.94         N        09/20/96        5.06       9.79       0.30
TCB              7.18          2.72           1.43            20.12         N        09/20/96        0.82      12.89       0.73
THRD            14.20          0.98           0.91             5.94         N        09/20/96        0.37      14.06       0.26
TRIC            16.17          1.01           0.95             5.13         N        09/20/96        0.22      15.84       0.29
TSH             15.37          0.93           1.10             6.08         N        09/20/96        0.15      12.27       0.27
TWIN            13.66          1.15           1.09             7.94         N        09/20/96        0.36      12.69       0.33
UBMT            23.52          1.27           1.52             6.66         N        09/20/96        0.65      17.55       0.26
UFRM             8.08          0.56           0.79            10.03         N        09/20/96        0.88      18.13       0.10
VFFC             7.93          1.00           1.74            22.49         N        09/20/96        2.18      21.19       0.16
WAMU             6.76          2.83           1.04            15.64         N        09/20/96        0.55      11.44       0.77
WBST             4.43          2.57           0.60            11.00         N        09/20/96        1.45      11.42       0.75
WCBI            15.45          1.40           1.30             8.37         N        09/20/96        0.30      14.31       0.38
WEFC            14.47          0.82           0.84             5.71         N        09/20/96        0.37      14.20       0.22
WFCO             7.28          1.04           0.94            12.39         N        09/20/96        0.40      10.26       0.30
WFSL            11.36          1.90           1.78            14.47         N        09/20/96        0.64      10.19       0.54
WRNB             9.03          1.48           1.70            19.56         N        09/20/96        1.72       9.74       0.34
WSB              8.22          0.42           0.94            12.56         N        09/20/96         NA       11.36       0.11
WSFS             5.59          1.24           2.20            37.91         N        09/20/96        2.72       8.72       0.24
WSTR            13.94          1.01           0.79             5.90         N        09/20/96        0.07      12.71       0.30
WVFC            13.11          1.90           1.51            10.19         N        09/20/96        0.38      12.79       0.43
YFED             8.43          1.45           0.99            11.57         N        09/20/96        1.02      13.73       0.33

Maximum         27.87          5.76           2.30            37.91                                  9.10     137.50       1.44
Minimum          2.83          0.13           0.14             1.37                                   -         6.16      (0.18)
Average         10.25          1.46           0.97            10.10                                  0.94      13.97       0.39
Median           8.44          1.29           0.94             9.19                                  0.62      13.00       0.33

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS      15

FERGUSON & CO., LLP    EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

            Return on       ROACE
            Avg Assets      Before
           Before Extra     Extra
               (%)           (%)
Ticker       Mst RctQ      Mst RctQ
AADV           0.89          9.18
ABCW           1.02         15.09
AFFFZ          0.92         13.32
ALBK           0.94          9.78
AMFB           1.30         16.51
ANDB           1.01         13.19
ASBI           0.86          7.55
ASBP           1.09          4.76
ASFC           0.68          8.28
AVND           0.64          6.29
BANC           1.28         15.89
BDJI           0.79          5.80
BFSB           1.42          9.12
BFSI           1.69         21.29
BKC            1.27         14.60
BKCO           1.18         13.23
BKCT           1.20         11.13
BSBC           0.96         10.97
BVFS           0.54          8.23
CAFI           1.07         12.81
CAPS           0.92          8.68
CARV           0.29          3.05
CASH           1.09          9.16
CBCI           1.53          9.23
CBCO           1.42         14.93
CBIN           0.89          7.68
CBNH           0.95         13.21
CBSA           0.43         12.82
CEBK           0.76          7.70
CENF           0.58         11.54
CFB            0.96         15.52
CFCP           1.10         18.12
CFFC           1.38          9.96
CFHC           0.89         13.41
CFSB           0.95         11.45
CFX            1.04         11.31
CIBI           0.93          6.50
CMRN           1.56          5.88
CNIT           0.75         10.39
CNSK           0.75         12.74
COFD           1.14         16.22
COFI           1.22         17.80
CSA            0.37          7.30
CTBK           0.48          6.83
CTZN           0.78         11.58
CVAL           0.88          9.49
DIBK           1.79         22.47
DME            0.59         11.72
DNFC           1.01         17.23
DSBC           0.78         11.56
DSL            0.68          8.10
EBCP           0.71          9.13
EBSI           0.85          9.02
EFBI           0.77          5.09
EGFC           0.83         11.37
EQSB           0.81         15.35
ETFS           0.74          3.82

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS  16

FERGUSON & CO., LLP     EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

              Return on          ROACE
              Avg Assets         Before
             Before Extra        Extra
                 (%)               (%)
Ticker         Mst RctQ         Mst RctQ
AADV             0.89              9.18
FBBC             1.64              7.93
FBCI             0.76              6.42
FBHC             0.65              9.12
FBSI             1.02              6.21
FCBF             1.16              6.45
FCIT             0.67             11.68
FED              0.33              7.08
FESX             1.03             13.63
FFBI             0.60              7.00
FFBS             1.25              6.38
FFBZ             1.32             16.84
FFCH             0.81             12.53
FFED             0.89             17.01
FFES             0.63             10.37
FFFC             1.32              8.13
FFFG             0.71             11.31
FFHC             1.29             17.41
FFHH             0.82              5.49
FFHS             0.61              6.46
FFKY             1.46             10.32
FFLC             0.96              5.65
FFPB             0.75              9.51
FFSL             0.93              7.50
FFSW             1.33             20.80
FFWC             1.13             10.80
FFWD             1.23              8.67
FFWM             1.23              9.67
FFYF             1.32              7.47
FGHC             0.94             11.17
FIBC             0.81              7.57
FISB             1.33             14.47
FKFS             0.78              9.53
FLAG             0.75              8.15
FLFC             1.05             14.39
FMCO             0.88             13.17
FMSB             1.01             15.22
FNGB             0.82              6.62
FOBC             0.96              7.99
FRC              0.60             10.61
FSBC             0.08              1.74
FSBI             0.79             11.35
FSFC            (1.54)            (8.45)
FSPG             0.93             14.40
FTFC             0.95             13.83
FTSB             1.28              5.28
GBCI             1.57             16.50
GDW              0.87             13.03
GFCO             0.53              5.53
GFSB             1.33             11.14
GLBK             0.72              4.46
GPT              1.05             10.01
GROV             0.92             14.51
GRTR             0.66              6.66
GSBC             1.65             16.21
GSLC             0.79             12.35
GTFN             1.01              9.55

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS      17

FERGUSON & CO., LLP      EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

           Return on        ROACE
           Avg Assets       Before
          Before Extra      Extra
             (%)             (%)
Ticker      Mst RctQ       Mst RctQ
AADV         0.89            9.18
GWBC         0.94            3.76
GWF          0.73           11.61
HALL         0.62            8.31
HARL         0.91           13.35
HAVN         0.80           12.80
HBFW         0.90            5.64
HBNK         0.45            5.62
HBS          1.01            6.81
HFFC         0.77            8.44
HFGI         0.08            1.72
HHFC         0.74            4.33
HIFS         1.07           10.68
HMNF         1.12            6.88
HOMF         1.16           13.97
HPBC         1.75           15.97
HRZB         1.53            9.46
HSBK         0.77           11.71
HVFD         0.77            8.86
HZFS         0.76            6.64
IBSF         0.98            4.89
IFSB         0.29            4.34
IFSL         0.75            7.78
IPSW         1.01           16.74
IROQ         0.99           15.16
ISBF         1.11            6.05
IWBK         1.14           16.51
JSBA         0.58            7.92
JSBF         1.75            8.08
KNK          0.67            6.83
KSAV         1.27            8.51
KSBK         0.91           13.28
LARK         0.96            5.70
LARL         1.39           13.02
LIFB         0.88            7.05
LISB         0.89            8.71
LOGN         1.47            5.62
LSBI        (0.37)          (3.67)
LSBX         1.25           16.51
LVSB         1.35           12.79
MAFB         0.87           13.26
MARN         1.41            5.95
MASB         1.10           11.02
MBLF         0.73            5.11
MCBN         0.79            8.63
MCBS         1.21            9.77
MDBK         1.03           11.59
MERI         0.98           12.97
MFBC         0.82            4.43
MFFC         0.88            4.54
MFLR         0.97           10.08
MFSL         0.67            8.02
MGNL         1.68           17.35
MIFC         1.28           13.87
MIVI         1.13            6.04
MLBC         0.71            9.01
MORG         1.20            8.34

SOURCE: SNL SECURITIES., AND F&C CALCULATIONS    18

FERGUSON & CO., LLP          EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS

             Return on      ROACE
             Avg Assets     Before
            Before Extra    Extra
                (%)          (%)
Ticker       Mst RctQ      Mst RctQ
AADV            0.89        9.18
MSBB            0.43          NA
MSBF            1.56        7.21
MWBI            0.87       12.92
MWBX            1.34       17.32
MWFD            1.28       13.81
NASB            1.33       18.85
NEBC            0.56        6.42
NEIB            1.25        6.41
NFSL            1.48       12.40
NHTB            0.76        9.94
NMSB            0.81        7.44
NSLB            0.97        4.14
NSSB            0.85        8.24
NSSY            0.99       12.69
NTMG            0.66       10.39
NWEQ            0.99        7.56
NYB             1.37       24.15
OFCP            0.77        7.13
OHSL            0.93        7.54
PALM            0.72        8.51
PBCI            1.14        7.34
PBCT            1.02       12.99
PBKB            0.73       13.59
PBNB            1.17       10.99
PCBC            0.55        2.83
PCCI            1.04       13.03
PERM            0.50        4.93
PFDC            1.46        9.53
PFNC            0.53        9.44
PFSB            0.86        9.75
PHBK            0.92       11.11
PKPS            0.01        0.09
PLE             0.93       11.52
POBS            2.17        9.07
PSAB            1.05       11.39
PSBK            1.32       16.60
PTRS            0.36        3.77
PULS            1.16       10.56
PVFC            1.18       17.84
PVSA            1.01       13.80
PWBC            0.63        8.44
QCBC            0.58        5.99
QCSB            1.99       11.87
RARB            0.94       12.75
RCSB            0.94       11.57
RELY            0.81        9.47
RFED            0.84       16.88
ROSE            0.96       15.23
SBCN           (0.41)      (3.08)
SCCB            0.88        3.12
SECP            1.20        7.22
SFB             0.97       14.36
SFBM            0.69        7.91
SFED            0.71        5.15
SFFC            1.28        6.46
SFSB            0.47        6.79

SOURCE SNL SECURITIES INC., AND F&C CALCULATIONS    19

FERGUSON & CO., LLP        EXHIBIT II.1 - SELECTED PUBLICLY TRADED THRIFTS
-------------------

             Return on      ROACE
             Avg Assets     Before
            Before Extra     Extra
                (%)           (%)
Ticker        Mst RctQ      Mst RctQ
AADV                 0.89          9.18
SFSL                 1.38         14.08
SHEN                 1.00          7.63
SISB                 1.05         14.72
SJSB                 0.46          3.84
SMBC                 1.13          6.84
SMFC                 0.88          7.66
SOPN                 1.59          6.08
SOSA                 0.50          8.97
SPBC                 0.96         10.76
SSBK                 0.96         11.77
STFR                 0.78          7.79
STND                 0.69          5.72
STSA                 0.46          8.03
SVRN                 0.78         17.40
SWBI                 1.12          9.40
SWCB                 0.87         10.47
TBK                  0.62          9.85
TCB                  1.54         20.22
THRD                 0.84          5.89
TRIC                 1.00          6.82
TSH                  1.11          6.81
TWIN                 1.15          8.45
UBMT                 1.52          6.53
UFRM                 0.64          7.87
VFFC                 3.32         41.55
WAMU                 1.10         16.58
WBST                 0.78         14.39
WCBI                 1.37          8.76
WEFC                 0.75          5.09
WFCO                 0.87         11.34
WFSL                 1.87         15.70
WRNB                 1.64         18.32
WSB                  0.80          9.78
WSFS                 1.03         17.61
WSTR                 0.86          6.25
WVFC                 1.24          8.93
YFED                 0.91         10.62

Maximum              3.32         41.55
Minimum             (1.54)        (8.45)
Average              0.96         10.15
Median               0.94          9.51

SOURCE: SNL SECURITIES INC, AND F&C CALCULATIONS     20

FERGUSON & CO., LLP    EXHIBIT II.2 - SELECTED MIDWEST REGION THRIFTS
-------------------

                                                                                Deposit                                Current
                                                                               Insurance                                Stock
                                                                                Agency                                  Price
Ticker   Short Name                       City           State      Region     (BIF/SAIF)     Exchange     IPO Date      ($)
AADV     Advantage Bancorp, Inc.          Kenosha        WI         MW            SAIF        NASDAQ       03/23/92       32.500
ABCW     Anchor BanCorp Wisconsin         Madison        WI         MW            SAIF        NASDAQ       07/16/92       35.000
ASBI     Ameriana Bancorp                 New Castle     IN         MW            SAIF        NASDAQ       03/02/87       13.500
ASBP     ASB Financial Corp.              Portsmouth     OH         MW            SAIF        NASDAQ       05/11/95       14.375
AVND     Avondale Financial Corp.         Chicago        IL         MW            SAIF        NASDAQ       04/07/95       14.500
BDJI     First Federal Bancorporation     Bemidji        MN         MW            SAIF        NASDAQ       04/04/95       15.125
CAFI     Camco Financial Corporation      Cambridge      OH         MW            SAIF        NASDAQ          NA          18.750
CAPS     Capital Savings Bancorp, Inc.    Jefferson City MO         MW            SAIF        NASDAQ       12/29/93       20.500
CASH     First Midwest Financial, Inc.    Storm Lake     IA         MW            SAIF        NASDAQ       09/20/93       23.375
CBCI     Calumet Bancorp, Inc.            Dolton         IL         MW            SAIF        NASDAQ       02/20/92       28.125
CBCO     CB Bancorp, Inc.                 Michigan City  IN         MW            SAIF        NASDAQ       12/28/92       20.250
CBIN     Community Bank Shares            New Albany     IN         MW            SAIF        NASDAQ       04/10/95       12.500
CFB      Commercial Federal Corporation   Omaha          NE         MW            SAIF         NYSE        12/31/84       41.500
CFSB     CFSB Bancorp, Inc.               Lansing        MI         MW            SAIF        NASDAQ       06/22/90       19.000
CIBI     Community Investors Bancorp      Bucyrus        OH         MW            SAIF        NASDAQ       02/07/95       16.250
CMRN     Cameron Financial Corp           Cameron        MO         MW            SAIF        NASDAQ       04/03/95       14.750
COFI     Charter One Financial            Cleveland      OH         MW            SAIF        NASDAQ       01/22/88       37.125
CTZN     CitFed Bancorp, Inc.             Dayton         OH         MW            SAIF        NASDAQ       01/23/92       38.000
DNFC     D & N Financial Corp.            Hancock        MI         MW            SAIF        NASDAQ       02/13/85       13.938
EFBI     Enterprise Federal Bancorp       Lockland       OH         MW            SAIF        NASDAQ       10/17/94       13.750
FBCI     Fidelity Bancorp, Inc.           Chicago        IL         MW            SAIF        NASDAQ       12/15/93       16.250
FBSI     First Bancshares, Inc.           Mountain Grove MO         MW            SAIF        NASDAQ       12/22/93       16.500
FCBF     FCB Financial Corp.              Neenah         WI         MW            SAIF        NASDAQ       09/24/93       17.125
FFBI     First Financial Bancorp, Inc.    Belvidere      IL         MW            SAIF        NASDAQ       10/04/93       15.750
FFBZ     First Federal Bancorp, Inc.      Zanesville     OH         MW            SAIF        NASDAQ       07/13/92       26.500
FFED     Fidelity Federal Bancorp         Evansville     IN         MW            SAIF        NASDAQ       08/31/87       11.250
FFHC     First Financial Corp.            Stevens Point  WI         MW            SAIF        NASDAQ       12/24/80       23.375
FFHH     FSF Financial Corp.              Hutchinson     MN         MW            SAIF        NASDAQ       10/07/94       13.000
FFHS     First Franklin Corporation       Cincinnati     OH         MW            SAIF        NASDAQ       01/26/88       14.500
FFKY     First Federal Financial Corp.    Elizabethtown  KY         MW            SAIF        NASDAQ       07/15/87       19.750
FFSL     First Independence Corp.         Independence   KS         MW            SAIF        NASDAQ       10/08/93       19.000
FFSW     FirstFederal Financial Svcs      Wooster        OH         MW            SAIF        NASDAQ       03/31/87       30.875
FFWC     FFW Corp.                        Wabash         IN         MW            SAIF        NASDAQ       04/05/93       19.750
FFWD     Wood Bancorp, Inc.               Bowling Green  OH         MW            SAIF        NASDAQ       08/31/93       15.250
FFYF     FFY Financial Corp.              Youngstown     OH         MW            SAIF        NASDAQ       06/28/93       24.000
FISB     First Indiana Corporation        Indianapolis   IN         MW            SAIF        NASDAQ       08/02/83       24.875
FNGB     First Northern Capital Corp.     Green Bay      WI         MW            SAIF        NASDAQ       12/29/83       16.500
FTFC     First Federal Capital Corp.      La Crosse      WI         MW            SAIF        NASDAQ       11/02/89       20.500
FTSB     Fort Thomas Financial Corp.      Fort Thomas    KY         MW            SAIF        NASDAQ       06/28/95       13.625
GFCO     Glenway Financial Corp.          Cincinnati     OH         MW            SAIF        NASDAQ       11/30/90       19.250
GFSB     GFS Bancorp, Inc.                Grinnell       IA         MW            SAIF        NASDAQ       01/06/94       20.500
GSBC     Great Southern Bancorp, Inc.     Springfield    MO         MW            SAIF        NASDAQ       12/14/89       29.875
GTFN     Great Financial Corporation      Louisville     KY         MW            SAIF        NASDAQ       03/31/94       29.125
GWBC     Gateway Bancorp, Inc.            Catlettsburg   KY         MW            SAIF        NASDAQ       01/18/95       13.250
HALL     Hallmark Capital Corp.           West Allis     WI         MW            SAIF        NASDAQ       01/03/94       17.203
HBFW     Home Bancorp                     Fort Wayne     IN         MW            SAIF        NASDAQ       03/30/95       16.500
HFFC     HF Financial Corp.               Sioux Falls    SD         MW            SAIF        NASDAQ       04/08/92       15.750
HFGI     Harrington Financial Group       Richmond       IN         MW            SAIF        NASDAQ          NA          10.125
HHFC     Harvest Home Financial Corp.     Cheviot        OH         MW            SAIF        NASDAQ       10/10/94       10.000
HMNF     HMN Financial, Inc.              Spring Valley  MN         MW            SAIF        NASDAQ       06/30/94       16.000
HOMF     Home Federal Bancorp             Seymour        IN         MW            SAIF        NASDAQ       01/23/88       28.750
HVFD     Haverfield Corporation           Cleveland      OH         MW            SAIF        NASDAQ       03/19/85       18.250
HZFS     Horizon Financial Svcs Corp.     Oskaloosa      IA         MW            SAIF        NASDAQ       06/30/94       15.000
IFSL     Indiana Federal Corporation      Valparaiso     IN         MW            SAIF        NASDAQ       02/04/87       21.000
JSBA     Jefferson Savings Bancorp        Ballwin        MO         MW            SAIF        NASDAQ       04/08/93       23.000
KNK      Kankakee Bancorp, Inc.           Kankakee       IL         MW            SAIF         AMSE        01/06/93       20.375
LARK     Landmark Bancshares, Inc.        Dodge City     KS         MW            SAIF        NASDAQ       03/28/94       16.125

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS    21

FERGUSON & CO., LLP        EXHIBIT II.2 - SELECTED MIDWEST REGION THRIFTS

                                                                                Deposit                               Current
                                                                               Insurance                               Stock
                                                                                 Agency                                Price
Ticker   Short Name                        City              State     Region   (BIF/SAIF)  Exchange     IPO Date        ($)
LOGN     Logansport  Financial Corp.       Logansport          IN       MW       SAIF       NASDAQ       06/14/95       14.750
LSBI     LSB Financial Corp.               Lafayette           IN       MW       BIF        NASDAQ       02/03/95       16.500
MAFB     MAF Bancorp, Inc.                 Clarendon Hills     IL       MW       SAIF       NASDAQ       01/12/90       26.000
MARN     Marion Capital Holdings           Marion              IN       MW       SAIF       NASDAQ       03/18/93       20.625
MBLF     MBLA Financial Corp.              Macon               MO       MW       SAIF       NASDAQ       06/24/93       21.250
MCBS     Mid Continent Bancshares Inc.     El Dorado           KS       MW       SAIF       NASDAQ       06/27/94       18.750
MFBC     MFB Corp.                         Mishawaka           IN       MW       SAIF       NASDAQ       03/25/94       17.000
MFFC     Milton Federal Financial Corp.    West Milton         OH       MW       SAIF       NASDAQ       10/07/94       14.000
MIFC     Mid-Iowa Financial Corp.          Newton              IA       MW       SAIF       NASDAQ       10/14/92        6.000
MIVI     Mississippi View Holding Co.      Little Falls        MN       MW       SAIF       NASDAQ       03/24/95       12.750
MSBF     MSB Financial, Inc.               Marshall            MI       MW       SAIF       NASDAQ       02/06/95       19.000
MWBI     Midwest Bancshares, Inc.          Burlington          IA       MW       SAIF       NASDAQ       11/12/92       26.000
MWFD     Midwest Federal Financial         Baraboo             WI       MW       SAIF       NASDAQ       07/08/92       17.500
NASB     North American Savings Bank       Grandview           MO       MW       SAIF       NASDAQ       09/27/85       31.000
NEIB     Northeast Indiana Bancorp         Huntington          IN       MW       SAIF       NASDAQ       06/28/95       12.625
NSLB     NS&L Bancorp, Inc.                Neosho              MO       MW       SAIF       NASDAQ       06/08/95       12.500
NWEQ     Northwest Equity Corp.            Amery               WI       MW       SAIF       NASDAQ       10/11/94       10.875
OFCP     Ottawa Financial Corp.            Holland             MI       MW       SAIF       NASDAQ       08/19/94       16.375
OHSL     OHSL Financial Corp.              Cincinnati          OH       MW       SAIF       NASDAQ       02/10/93       20.500
PCBC     Perry County Financial Corp.      Perryville          MO       MW       SAIF       NASDAQ       02/13/95       17.875
PERM     Permanent Bancorp, Inc.           Evansville          IN       MW       SAIF       NASDAQ       04/04/94       16.250
PFDC     Peoples Bancorp                   Auburn              IN       MW       SAIF       NASDAQ       07/07/87       19.250
PTRS     Potters Financial Corp.           East Liverpool      OH       MW       SAIF       NASDAQ       12/31/93       15.500
PVFC     PVF Capital Corp.                 Bedford Heights     OH       MW       SAIF       NASDAQ       12/30/92       15.750
RFED     Roosevelt Financial Group         Chesterfield        MO       MW       SAIF       NASDAQ       01/23/87       17.500
SBCN     Suburban Bancorporation, Inc.     Cincinnati          OH       MW       SAIF       NASDAQ       09/30/93       16.500
SECP     Security Capital Corporation      Milwaukee           WI       MW       SAIF       NASDAQ       01/03/94       63.500
SFB      Standard Federal Bancorp          Troy                MI       MW       SAIF        NYSE        01/21/87       43.750
SFFC     StateFed Financial Corporation    Des Moines          IA       MW       SAIF       NASDAQ       01/05/94       16.500
SFSB     SuburbFed Financial Corp.         Flossmoor           IL       MW       SAIF       NASDAQ       03/04/92       17.250
SFSL     Security First Corp.              Mayfield Heights    OH       MW       SAIF       NASDAQ       01/22/88       14.250
SJSB     SJS Bancorp                       St. Joseph          MI       MW       SAIF       NASDAQ       02/16/95       21.250
SMBC     Southern Missouri Bancorp, Inc    Poplar Bluff        MO       MW       SAIF       NASDAQ       04/13/94       14.250
SMFC     Sho-Me Financial Corp.            Mt. Vernon          MO       MW       SAIF       NASDAQ       07/01/94       20.625
SPBC     St. Paul Bancorp, Inc.            Chicago             IL       MW       SAIF       NASDAQ       05/18/87       25.375
SSBK     Strongsville Savings Bank         Strongsville        OH       MW       SAIF       NASDAQ          NA          22.250
STFR     St. Francis Capital Corp.         Milwaukee           WI       MW       SAIF       NASDAQ       06/21/93       25.750
STND     Standard Financial, Inc.          Chicago             IL       MW       SAIF       NASDAQ       08/01/94       16.250
SWBI     Southwest Bancshares              Hometown            IL       MW       SAIF       NASDAQ       06/24/92       26.875
TCB      TCF Financial Corp.               Minneapolis         MN       MW       SAIF        NYSE        06/17/86       37.625
WCBI     Westco Bancorp                    Westchester         IL       MW       SAIF       NASDAQ       06/26/92       21.750
WEFC     Wells Financial Corp.             Wells               MN       MW       SAIF       NASDAQ       04/11/95       12.500
WFCO     Winton Financial Corp.            Cincinnati          OH       MW       SAIF       NASDAQ       08/04/88       12.313

Maximum                                                                                                                 63.500
Minimum                                                                                                                  6.000
Average                                                                                                                 20.109
Median                                                                                                                  17.500

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS     22

FERGUSON & CO., LLP    EXHIBIT II.2 - SELECTED MIDWEST REGION THRIFTS
-------------------

          Current     Price/     Current         Current                  Current     Total        Equity/
           Market      LTM        Price/       Price/ Tang     Price/    Dividend     Assets       Assets
           Value     Core EPS    Book Value     Book Value     Assets      Yield      ($000)        (%)
Ticker     ($M)         (x)         (%)            (%)           (%)        (%)      Mst RctQ     Mst RctQ
AADV          110.26      15.19      125.14          143.81       11.07        0.99     996,245        9.45
ABCW          169.38      12.46      143.68          147.49        9.30        1.43   1,822,248        6.47
ASBI           44.59      14.06       99.93          100.07       11.09        4.15     402,051       11.10
ASBP           24.64      20.83       90.24           90.24       21.81        2.78     112,988       22.70
AVND           52.24      21.64       88.79           88.79        8.81         -       592,771        9.93
BDJI           11.77      17.19       84.59           84.59       11.22         -       104,969       13.26
CAFI           38.92      11.79      132.70          132.70       11.04        2.34     352,576        8.32
CAPS           19.23      11.33      100.79          100.79       10.52        1.76     202,554       10.43
CASH           41.57      13.51      106.54          114.08       12.15        1.88     342,095       11.41
CBCI           66.83      12.02       84.64           84.64       13.61         -       500,814       16.08
CBCO           23.80       9.74      123.18          123.18       12.16        6.42     195,658        9.87
CBIN           24.80      13.44       96.15           96.15       10.63        2.72     233,347       11.05
CFB           574.53      11.25      151.52          168.08        9.48        0.96   6,607,670        6.25
CFSB           92.85      13.97      143.40          143.40       11.79        2.53     791,610        8.22
CIBI           11.40      13.66       95.98           95.98       13.28        2.46      85,785       13.84
CMRN           42.04      15.05       90.71           90.71       23.91        1.90     175,841       26.35
COFI        1,754.54      12.46      187.78          203.20       12.58        2.36   13,951,84       66.70
CTZN          216.27      13.87      123.38          141.53        8.13        0.84   2,661,006        6.59
DNFC          105.44       8.71      135.32          137.19        7.73         -     1,364,024        5.79
EFBI           28.52      21.15       90.28           90.46       13.34         -       213,876       14.77
FBCI           47.62      16.58       95.64           95.98       10.42        1.48     456,896       10.90
FBSI           20.93      17.55       88.24           88.38       14.57        1.21     143,671       16.52
FCBF           42.12      15.71       90.27           90.27       15.88        4.20     265,172       17.59
FFBI            7.34      15.14       93.20           93.20        7.77         -        94,486        8.33
FFBZ           20.79      11.62      157.36          157.55       11.70        1.66     177,778        7.89
FFED           28.07      11.25      196.34          196.34       10.71        7.11     262,216        5.45
FFHC          699.13      10.30      171.37          179.67       12.53        2.57   5,579,294        7.31
FFHH           45.21      22.81       83.44           83.44       13.64        3.85     331,395       14.37
FFHS           16.90      13.81       83.29           84.16        7.80        2.21     216,508        9.37
FFKY           83.12      16.74      166.39          178.09       23.57        2.43     352,671       14.16
FFSL           11.08      12.03       84.94           84.94       10.48        2.11     105,771       12.34
FFSW          110.65      19.06      204.61          252.25       10.59        1.56   1,044,608        7.93
FFWC           14.04       9.63       90.85           90.85        9.33        3.04     150,467       10.27
FFWD           22.84      14.81      113.47          113.47       15.62        1.57     146,249       13.76
FFYF          121.95      17.02      119.64          119.64       21.19        2.50     575,602       17.71
FISB          206.33      14.63      151.68          153.74       14.01        2.25   1,473,094        9.24
FNGB           72.51      18.13      102.48          102.48       12.50        3.64     580,128       12.20
FTFC          126.92      14.14      134.07          142.16        9.20        3.12   1,389,163        6.86
FTSB           21.44      16.62       99.09           99.09       24.13        1.84      88,874       24.35
GFCO           22.05      14.47       83.26           85.29        8.05        3.36     273,890        9.67
GFSB           10.45      12.28      105.02          105.02       12.54        1.95      83,305       11.94
GSBC          131.63      13.10      194.12          197.32       19.70        2.34     668,105       10.15
GTFN          413.10      22.40      150.28          156.17       14.71        1.65   2,808,092        9.79
GWBC           15.00      20.08       84.72           84.72       21.06        3.02      71,260       24.86
HALL           24.31      13.65       91.90           91.90        6.45         -       377,157        7.16
HBFW           46.07      18.75       97.29           97.29       15.08        1.21     315,901       15.50
HFFC           48.06      12.91       92.81           93.09        8.66        2.29     555,189        9.33
HFGI           32.97      16.60      142.61          142.61        7.88         -       418,196        5.53
HHFC            9.35      15.87       73.21           73.21       12.24        4.00      76,399       16.71
HMNF           74.77      14.81       90.24           90.24       14.19         -       554,979       15.72
HOMF           64.01      10.53      124.24          128.98       10.16        1.74     630,015        8.18
HVFD           34.80      14.04      122.48          122.73       10.41        2.96     334,226        8.50
HZFS            6.72      22.06       80.09           80.09        9.15        2.13      73,464       11.42
IFSL           99.46      14.58      141.51          151.95       13.38        3.43     742,269        9.47
JSBA           96.18      13.77      105.41          128.21        8.55        1.39   1,125,393        7.31
KNK            29.21      16.04       82.29           88.55        8.13        1.96     359,171        9.88
LARK           30.86      19.20       93.37           93.37       15.40        2.48     200,469       16.49

SOURCE: SNL SECURITIES., AND CALCULATIONS   23

FERGUSON & CO., LLP           EXHIBIT 11.2 - SELECTED MIDWEST REGION THRIFTS
-------------------

        Current     Price/       Current        Current                  Current     Total       Equity/
        Market       LTM          Price/      Price/ Tang   Price/      Dividend     Assets      Assets
        Value      Core EPS     Book Value    Book Value    Assets       Yield       ($000)        (%)
Ticker   ($M)         (x)         (%)            (%)          (%)         (%)       Mst RctQ     Mst RctQ
LOGN        19.51       18.44        98.40          98.40        25.27        2.71       77,195      25.68
LSBI        15.14       22.00        85.76          85.76         8.94        1.94      172,006       9.64
MAFB       268.86        9.35       111.02         130.13         8.62        1.39    3,117,149       7.77
MARN        39.88       16.91        96.06          96.06        22.43        3.88      177,767      23.35
MBLF        29.15       22.14       102.76         102.76        14.94        1.88      195,074      14.54
MCBS        38.10       10.65        99.00          99.10        12.14        2.13      313,759      11.70
MFBC        33.56       24.64        89.05          89.05        15.94        1.41      210,559      17.90
MFFC        31.63       20.90        93.90          93.90        17.78        3.71      178,289      18.93
MIFC        10.10       10.17        93.46          93.60         8.76        1.33      115,260       9.38
MIVI        11.60       14.01        90.94          90.94        16.73        1.26       69,322      18.40
MSBF        12.46       12.67        98.91          98.91        20.72        2.63       60,130      20.94
MWBI         9.08       10.44        98.26          98.26         6.55        2.00      138,628       6.67
MWFD        28.46       16.83       169.25         176.95        15.25        1.71      187,601       9.01
NASB        70.31        8.99       139.58         145.06         9.50        2.02      740,298       6.81
NEIB        24.72       15.78        89.35          89.35        16.89        2.38      154,128      18.90
NSLB         9.49       21.19        74.81          74.81        17.43        4.00       57,288      23.31
NWEQ        10.28       12.50        80.86          80.86        11.20        3.68       91,804      12.77
OFCP        84.81       19.26       110.34         137.61        11.34        2.20      782,145      10.27
OHSL        24.96       13.76        97.90          97.90        11.94        3.71      209,037      12.20
PCBC        15.31       19.02       101.45         101.45        19.04        1.68       80,394      18.77
PERM        34.70       25.00        86.34          87.46         8.46        1.85      411,213       9.78
PFDC        45.15       11.26       104.28         104.28        16.24        3.12      277,958      15.58
PTRS         7.85       14.35        74.06          74.06         6.84        1.55      114,714       9.24
PVFC        36.59       12.50       171.57         171.57        11.50         -        318,100       6.70
RFED       737.55       10.12       159.38         168.11         7.91        3.54    9,327,772       5.54
SBCN        24.43       21.43        94.39          94.39        12.39        3.64      197,137      13.01
SECP       591.46       17.84       112.13         112.13        17.21        0.95    3,437,317      16.26
SFB      1,367.11       12.64       142.32         181.76         8.99        1.83   15,239,983       6.32
SFFC        13.42       14.86        89.92          89.92        17.50        2.42       76,705      19.46
SFSB        21.68       14.74        83.25          83.74         5.73        1.86      378,388       6.88
SFSL        70.25       10.33       125.99         128.49        11.93        3.09      588,592       9.47
SJSB        20.88       23.61       118.72         118.72        13.85        2.07      150,752      11.67
SMBC        24.24       19.52        92.47          92.47        15.17        3.51      161,992      16.40
SMFC        33.95       16.91       105.28         105.28        12.76         -        280,027      10.99
SPBC       456.45       13.50       121.53         121.94        10.52        1.89    4,337,546       8.66
SSBK        56.31       13.01       132.36         135.09        10.64        2.16      529,187       8.04
STFR       143.86       14.07       110.09         115.32        10.82        1.55    1,329,903       9.82
STND       265.62       17.47        99.75          99.94        11.68        1.97    2,274,536      11.71
SWBI        47.98       13.78       120.52         120.52        13.52        4.02      356,692      11.22
TCB      1,315.46       13.83       251.17         262.56        18.79        1.99    7,000,871       7.48
WCBI        57.02       15.54       118.21         118.21        18.27        2.21      312,158      15.45
WEFC        25.98       15.24        93.56          93.56        13.54         -        191,787      14.47
WFCO        24.46       11.84       116.05         119.08         8.65        3.41      282,833       7.45

Maximum  1,754.54       25.00       251.17         262.56        25.27        7.11   15,239,983      25.68
Minimum      7.85        8.99        74.06          74.06         5.73         -         57,288       5.54
Average    144.41       15.65       110.33         113.48        13.36        2.24    1,272,186      12.11
Median      31.63       14.74        99.75          99.94        12.39        2.02      210,559      10.67

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS  24

FERGUSON & CO., LLP    EXHIBIT II.2 - SELECTED MIDWEST REGION THRIFTS
-------------------

            Tangible             Return on     ROACE
            Equity/      Core    Avg Assets    Before                             NPAs/    Price/    Core
          Tang Assets    EPS    Before Extra   Extra     Merger      Current      Assets    Core     EPS
              (%)        ($)        (%)         (%)      Target?     Pricing      (%)       EPS      ($)
Ticker     Mst RctQ      LTM        LTM         LTM       (Y/N)       Date      Mst RctQ    (x)    Mst RctQ
AADV             8.32     2.14           0.90     9.41      N        09/20/96        0.55     14.51     0.56
ABCW             6.31     2.81           0.90    12.75      N        09/20/96        0.67     10.06     0.87
ASBI            11.08     0.96           0.92     7.38      N        09/20/96        0.29     12.98     0.26
ASBP            22.70     0.69           1.01     4.30      N        09/20/96        1.61     18.91     0.19
AVND             9.93     0.67           0.62     5.82      N        09/20/96        0.75     21.32     0.17
BDJI            13.26     0.88           0.70     4.74      N        09/20/96        0.21     14.00     0.27
CAFI             8.32     1.59           1.22    15.13      N        09/20/96        0.39     12.02     0.39
CAPS            10.43     1.81           0.95     8.96      N        09/20/96        0.18     11.14     0.46
CASH            10.74     1.73           1.06     8.14      N        09/20/96        0.20     11.69     0.50
CBCI            16.08     2.34           1.31     7.85      N        09/20/96        1.44      9.90     0.71
CBCO             9.87     2.08           1.38    14.66      N        09/20/96        1.50      9.38     0.54
CBIN            11.05     0.93           0.88     7.36      N        09/20/96        0.05     12.50     0.25
CFB              5.67     3.69           0.84    14.74      N        09/20/96        1.01     10.07     1.03
CFSB             8.22     1.36           0.96    11.70      N        09/20/96        0.08     13.19     0.36
CIBI            13.84     1.19           1.01     6.98      N        09/20/96        0.73     14.01     0.29
CMRN            26.35     0.98           1.60     5.77      N        09/20/96        0.37     14.75     0.25
COFI             6.22     2.98           0.42     6.39      N        09/20/96        0.33     10.43     0.89
CTZN             5.79     2.74           0.71    10.20      N        09/20/96        0.93     11.18     0.85
DNFC             5.71     1.60           1.08    19.53      N        09/20/96        0.54      9.17     0.38
EFBI            14.75     0.65           0.92     5.39      N        09/20/96        0.03     18.09     0.19
FBCI            10.87     0.98           0.74     5.68      N        09/20/96        0.61     14.51     0.28
FBSI            16.49     0.94           0.85     4.90      N        09/20/96        0.09     13.31     0.31
FCBF            17.59     1.09           1.09     5.71      N        09/20/96        0.12     13.81     0.31
FFBI             8.33     1.04           0.68     6.79      N        09/20/96        0.24     13.58     0.29
FFBZ             7.88     2.28           1.14    15.12      N        09/20/96        0.50      9.89     0.67
FFED             5.45     1.00           1.18    23.76      N        09/20/96        0.15     23.44     0.12
FFHC             7.00     2.27           1.32    18.73      N        09/20/96        0.43     10.44     0.56
FFHH            14.37     0.57           0.64     3.79      N        09/20/96        0.07     15.48     0.21
FFHS             9.28     1.05           0.62     6.56      N        09/20/96        0.43     13.43     0.27
FFKY            13.36     1.18           1.60    11.28      N        09/20/96        0.09     16.46     0.30
FFSL            12.34     1.58           1.10     8.51      N        09/20/96        0.29     11.31     0.42
FFSW             6.93     1.62           1.12    16.88      N        09/20/96        0.12     14.29     0.54
FFWC            10.27     2.05           1.09     9.89      N        09/20/96        0.06      8.51     0.58
FFWD            13.76     1.03           1.19     8.40      N        09/20/96        0.04     14.66     0.26
FFYF            17.71     1.41           1.20     6.58      N        09/20/96        0.81     15.38     0.39
FISB             9.12     1.70           1.19    13.57      N        09/20/96        1.59     15.55     0.40
FNGB            12.20     0.91           0.78     6.12      N        09/20/96        0.17     16.50     0.25
FTFC             6.49     1.45           0.97    13.98      N        09/20/96        0.11     13.49     0.38
FTSB            24.35     0.82           1.33     5.39      N        09/20/96        1.27     17.03     0.20
GFCO             9.46     1.33           0.56     5.82      N        09/20/96        0.51     13.01     0.37
GFSB            11.94     1.67           1.16     9.19      N        09/20/96        1.15      9.86     0.52
GSBC            10.00     2.28           1.75    17.28      N        09/20/96        2.36     13.34     0.56
GTFN             9.45     1.30           1.00     8.68      N        09/20/96        0.44     22.06     0.33
GWBC            24.86     0.66           1.05     4.05      N        09/20/96        0.08     22.08     0.15
HALL             7.16     1.26           0.60     7.17      N        09/20/96        0.02     11.32     0.38
HBFW            15.50     0.88           0.84     4.99      N        09/20/96         -       15.87     0.26
HFFC             9.30     1.22           0.85     9.35      N        09/20/96        0.41     13.13     0.30
HFGI             5.53     0.61           0.37     9.49      N        09/20/96        0.32     14.89     0.17
HHFC            16.71     0.63           0.75     4.14      N        09/20/96        0.19     15.63     0.16
HMNF            15.72     1.08           1.11     6.48      N        09/20/96        0.09     13.33     0.30
HOMF             7.90     2.73           1.23    15.14      N        09/20/96        0.46     11.41     0.63
HVFD             8.48     1.30           0.71     8.57      N        09/20/96         NA      11.41     0.40
HZFS            11.42     0.68           0.53     4.38      N        09/20/96         NA      17.05     0.22
IFSL             8.87     1.44           0.91     9.37      N        09/20/96        1.26     15.91     0.33
JSBA             6.09     1.67           0.63     9.07      N        09/20/96        0.93     15.13     0.38
KNK              9.25     1.27           0.56     5.37      N        09/20/96        0.16     12.13     0.42
LARK            16.49     0.84           0.93     5.45      N        09/20/96        0.03     16.13     0.25

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS   25

FERGUSON & CO., LLP        EXHIBIT 11.2 - SELECTED MIDWEST REGION THRIFTS
-------------------

          Tangible                    Return on      ROACE
          Equity/         Core       Avg Assets      Before                               NPAs/      Price/      Core
        Tang Assets       EPS       Before Extra      Extra     Merger      Current       Assets      Core        EPS
           (%)            ($)           (%)           (%)       Target?     Pricing        (%)         EPS        ($)
Ticker   Mst RctQ         LTM           LTM           LTM        (Y/N)        Date       Mst RctQ      (x)      Mst RctQ
LOGN           25.68          0.80           1.50         5.55     N        09/20/96           0.39       18.44       0.20
LSBI            9.64          0.75           0.52         4.62     N        09/20/96           1.60          NM      (0.18)
MAFB            6.70          2.78           0.88        14.60     N        09/20/96           0.37        9.42       0.69
MARN           23.35          1.22           1.41         5.86     N        09/20/96           1.07       15.63       0.33
MBLF           14.54          0.96           0.70         4.83     N        09/20/96           0.33       20.43       0.26
MCBS           11.69          1.76           1.27         9.59     N        09/20/96           0.10       10.19       0.46
MFBC           17.90          0.69           0.73         3.69     N        09/20/96             NA       20.24       0.21
MFFC           18.93          0.67           1.04         4.80     N        09/20/96           0.19       21.88       0.16
MIFC            9.36          0.59           0.93        10.00     N        09/20/96           0.05        7.50       0.20
MIVI           18.40          0.91           1.31         6.73     N        09/20/96           0.46       13.28       0.24
MSBF           20.94          1.50           1.83         7.66     N        09/20/96           0.24       12.84       0.37
MWBI            6.67          2.49           1.01        14.64     N        09/20/96           0.28        9.15       0.71
MWFD            8.65          1.04           1.28        13.41     N        09/20/96           0.19       15.09       0.29
NASB            6.57          3.45           1.26        17.33     N        09/20/96           3.12        8.52       0.91
NEIB           18.90          0.80           1.19         5.46     N        09/20/96           0.25       13.15       0.24
NSLB           23.31          0.59           0.97         4.08     N        09/20/96            -         18.38       0.17
NWEQ           12.77          0.87           1.00         6.91     N        09/20/96           0.91       11.33       0.24
OFCP            8.41          0.85           0.91         5.72     N        09/20/96           0.13       14.62       0.28
OHSL           12.20          1.49           0.95         7.55     N        09/20/96           0.03       13.49       0.38
PCBC           18.77          0.94           0.88         4.36     N        09/20/96             NA       17.88       0.25
PERM            9.67          0.65           0.38         3.47     N        09/20/96           1.66       17.66       0.23
PFDC           15.58          1.71           1.45         9.51     N        09/20/96           0.31       10.94       0.44
PTRS            9.24          1.08           0.51         5.27     N        09/20/96           2.33       19.38       0.20
PVFC            6.70          1.26           1.13        17.86     N        09/20/96           1.21       11.58       0.34
RFED            5.30          1.73           0.64        13.33     N        09/20/96           0.74       10.67       0.41
SBCN           13.01          0.77           0.39         2.95     N        09/20/96           0.20       34.38       0.12
SECP           16.26          3.56           0.99         5.85     N        09/20/96           0.11       14.84       1.07
SFB             5.02          3.46           0.95        14.09     N        09/20/96           0.32       11.64       0.94
SFFC           19.46          1.11           1.19         5.99     N        09/20/96             NA       13.75       0.30
SFSB            6.85          1.17           0.50         6.91     N        09/20/96           0.25       13.48       0.32
SFSL            9.30          1.38           1.21        13.36     N        09/20/96           0.31       10.18       0.35
SJSB           11.67          0.90           0.63         5.00     N        09/20/96           0.29       29.51       0.18
SMBC           16.40          0.73           0.87         4.98     N        09/20/96           0.95       14.25       0.25
SMFC           10.99          1.22           0.85         6.89     N        09/20/96           0.06       13.94       0.37
SPBC            8.63          1.88           0.91         9.81     N        09/20/96           0.40       11.75       0.54
SSBK            7.89          1.71           0.99        11.83     N        09/20/96           0.06       11.59       0.48
STFR            9.42          1.83           1.18        10.78     N        09/20/96           0.27       14.97       0.43
STND           11.69          0.93           0.81         6.06     N        09/20/96           0.13       16.93       0.24
SWBI           11.22          1.95           1.15         8.95     N        09/20/96           0.13       13.17       0.51
TCB             7.18          2.72           1.43        20.12     N        09/20/96           0.82       12.89       0.73
WCBI           15.45          1.40           1.30         8.37     N        09/20/96           0.30       14.31       0.38
WEFC           14.47          0.82           0.84         5.71     N        09/20/96           0.37       14.20       0.22
WFCO            7.28          1.04           0.94        12.39     N        09/20/96           0.40       10.26       0.30


Maximum        25.68          3.56           1.83        20.12                                 3.12       34.38       1.07
Minimum         5.02          0.59           0.38         2.95                                  -          7.50      (0.18)
Average        12.61          1.40           1.00         8.53                                 0.53       14.71       0.37
Median         11.67          1.11           0.97         6.91                                 0.31       13.62       0.30

SOURCE SNL SECURITIES INC., AND F&C CALCULATIONS      26

FERGUSON & CO., LLP    EXHIBIT II.2 - SELECTED MIDWEST REGION THRIFTS

             Return on      ROACE
            Avg Assets      Before
           Before Extra     Extra
              (%)            (%)
Ticker      Mst RctQ       Mst RctQ
AADV               0.89           9.18
ABCW               1.02          15.09
ASBI               0.86           7.55
ASBP               1.09           4.76
AVND               0.64           6.29
BDJI               0.79           5.80
CAFI               1.07          12.81
CAPS               0.92           8.68
CASH               1.09           9.16
CBCI               1.53           9.23
CBCO               1.42          14.93
CBIN               0.89           7.68
CFB                0.96          15.52
CFSB               0.95          11.45
CIBI               0.93           6.50
CMRN               1.56           5.88
COFI               1.22          17.80
CTZN               0.78          11.58
DNFC               1.01          17.23
EFBI               0.77           5.09
FBCI               0.76           6.42
FBSI               1.02           6.21
FCBF               1.16           6.45
FFBI               0.60           7.00
FFBZ               1.32          16.84
FFED               0.89          17.01
FFHC               1.29          17.41
FFHH               0.82           5.49
FFHS               0.61           6.46
FFKY               1.46          10.32
FFSL               0.93           7.50
FFSW               1.33          20.80
FFWC               1.13          10.80
FFWD               1.23           8.67
FFYF               1.32           7.47
FISB               1.33          14.47
FNGB               0.82           6.62
FTFC               0.95          13.83
FTSB               1.28           5.28
GFCO               0.53           5.53
GFSB               1.33          11.14
GSBC               1.65          16.21
GTFN               1.01           9.55
GWBC               0.94           3.76
HALL               0.62           8.31
HBFW               0.90           5.64
HFFC               0.77           8.44
HFGI               0.08           1.72
HHFC               0.74           4.33
HMNF               1.12           6.88
HOMF               1.16          13.97
HVFD               0.77           8.86
HZFS               0.76           6.64
IFSL               0.75           7.78
JSBA               0.58           7.92
KNK                0.67           6.83
LARK               0.96           5.70

SOURCE: SNL SECURITIES., AND F&C CALCULATIONS    27

FERGUSON & CO., LLP     EXHIBIT 11.2 - SELECTED MIDWEST REGION THRIFTS
-------------------

             Return on          ROACE
             Avg Assets         Before
            Before Extra        Extra
                (%)              (%)
Ticker        Mst RctQ         Mst RctQ
LOGN                   1.47          5.62
LSBI                  (0.37)        (3.67)
MAFB                   0.87         13.26
MARN                   1.41          5.95
MBLF                   0.73          5.11
MCBS                   1.21          9.77
MFBC                   0.82          4.43
MFFC                   0.88          4.54
MIFC                   1.28         13.87
MIVI                   1.13          6.04
MSBF                   1.56          7.21
MWBI                   0.87         12.92
MWFD                   1.28         13.81
NASB                   1.33         18.85
NEIB                   1.25          6.41
NSLB                   0.97          4.14
NWEQ                   0.99          7.56
OFCP                   0.77          7.13
OHSL                   0.93          7.54
PCBC                   0.55          2.83
PERM                   0.50          4.93
PFDC                   1.46          9.53
PTRS                   0.36          3.77
PVFC                   1.18         17.84
RFED                   0.84         16.88
SBCN                  (0.41)        (3.08)
SECP                   1.20          7.22
SFB                    0.97         14.36
SFFC                   1.28          6.46
SFSB                   0.47          6.79
SFSL                   1.38         14.08
SJSB                   0.46          3.84
SMBC                   1.13          6.84
SMFC                   0.88          7.66
SPBC                   0.96         10.76
SSBK                   0.96         11.77
STFR                   0.78          7.79
STND                   0.69          5.72
SWBI                   1.12          9.40
TCB                    1.54         20.22
WCBI                   1.37          8.76
WEFC                   0.75          5.09
WFCO                   0.87         11.34

Maximum                1.56         20.22
Minimum               (0.41)        (3.67)
Average                0.95          8.40
Median                 0.96          7.22

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS  28

FERGUSON & CO., LLP    EXHIBIT II.3 - SELECTED PUBICLY TRADED MISSOURI THIFTS
-------------------

                                                                                       Deposit                             Current
                                                                                      Insurance                             Stock
                                                                                       Agency                               Price
Ticker     Short Name                      City             State       Region       (BIF/SAIF)    Exchange     IPO Date     ($)
CAPS       Capital Savings Bancorp, Inc.   Jefferson City   MO          MW              SAIF       NASDAQ       12/29/93     20.500
CMRN       Cameron Financial Corp          Cameron          MO          MW              SAIF       NASDAQ       04/03/95     14.750
FBSI       First Bancshares, Inc.          Mountain Grove   MO          MW              SAIF       NASDAQ       12/22/93     16.500

GSBC       Great Southern Bancorp, Inc.    Springfield      MO          MW              SAIF       NASDAQ       12/14/89     29.875

JSBA       Jefferson Savings Bancorp       Ballwin          MO          MW              SAIF       NASDAQ       04/08/93     23.000

MBLF       MBLA Financial Corp.            Macon            MO          MW              SAIF       NASDAQ       06/24/93     21.250

NASB       North American Savings Bank     Grandview        MO          MW              SAIF       NASDAQ       09/27/85     31.000

NSLB       NS&L Bancorp, Inc.              Neosho           MO          MW              SAIF       NASDAQ       06/08/95     12.500

PCBC       Perry County Financial Corp.    Perryville       MO          MW              SAIF       NASDAQ       02/13/95     17.875

RFED       Roosevelt Financial Group       Chesterfield     MO          MW              SAIF       NASDAQ       01/23/87     17.500

SMBC       Southern Missouri Bancorp, Inc  Poplar Bluff     MO          MW              SAIF       NASDAQ       04/13/94     14.250

SMFC       Sho-Me Financial Corp.          Mt. Vernon       MO          MW              SAIF       NASDAQ       07/01/94     20.625


Maximum                                                                                                                      31.000
Minimum                                                                                                                      12.500
Average                                                                                                                      19.969
Median                                                                                                                       19.188


SOURCE: SNL, SECURITIES INC., AND F&C CALCULATIONS    29

FERGUSON & CO., LLP    EXHIBIT II.3 - SELECTED PUBLICLY TRADED MISSOURI THIFTS
-------------------

           Current    Price/      Current      Current                Current      Total        Equity/
           Market      LTM         Price/    Price/ Tang     Price/   Dividend    Assets        Assets
            Value    Core EPS    Book Value  Book Value      Assets    Yield      ($000)          (%)
Ticker      ($M)       (x)          (%)          (%)          (%)       (%)      Mst RctQ      Mst RctQ
CAPS           19.23      11.33      100.79         100.79      10.52      1.76      202,554         10.43
CMRN           42.04      15.05       90.71          90.71      23.91      1.90      175,841         26.35
FBSI           20.93      17.55       88.24          88.38      14.57      1.21      143,671         16.52
GSBC          131.63      13.10      194.12         197.32      19.70      2.34      668,105         10.15
JSBA           96.18      13.77      105.41         128.21       8.55      1.39    1,125,393          7.31
MBLF           29.15      22.14      102.76         102.76      14.94      1.88      195,074         14.54
NASB           70.31       8.99      139.58         145.06       9.50      2.02      740,298          6.81
NSLB            9.49      21.19       74.81          74.81      17.43      4.00       57,288         23.31
PCBC           15.31      19.02      101.45         101.45      19.04      1.68       80,394         18.77
RFED          737.55      10.12      159.38         168.11       7.91      3.54    9,327,772          5.54
SMBC           24.24      19.52       92.47          92.47      15.17      3.51      161,992         16.40
SMFC           33.95      16.91      105.28         105.28      12.76      0.00      280,027         10.99

Maximum       737.55      22.14      194.12         197.32      23.91      4.00    9,327,772         26.35
Minimum         9.49       8.99       74.81          74.81       7.91       -         57,288          5.54
Average       102.50      15.72      112.92         116.28      14.50      2.10    1,096,534         13.93
Median         31.55      15.98      102.11         102.11      14.76      1.89      198,814         12.77

SOURCE: SNL SECURITIES., AND CALCULATIONS   30

FERGUSON & CO., LLP    EXHIBIT II.3 - SELECTED PUBLICLY TRADED MISSOURI THIFTS
-------------------

         Tangible              Return on    ROACE
          Equity/     Core    Avg Assets    Before                         NPAs/     Price/    Core
        Tang Assets   EPS    Before Extra   Extra    Merger   Current     Assets      Core     EPS
           (%)        ($)        (%)         (%)    Target?   Pricing      (%)        EPS      ($)
Ticker   Mst RctQ     LTM        LTM         LTM     (Y/N)     Date      Mst RctQ     (x)    Mst RctQ
CAPS          10.43     1.81         0.95     8.96     N      09/20/96         0.18   11.14       0.46
CMRN          26.35     0.98         1.60     5.77     N      09/20/96         0.37   14.75       0.25
FBSI          16.49     0.94         0.85     4.90     N      09/20/96         0.09   13.31       0.31
GSBC          10.00     2.28         1.75    17.28     N      09/20/96         2.36   13.34       0.56
JSBA           6.09     1.67         0.63     9.07     N      09/20/96         0.93   15.13       0.38
MBLF          14.54     0.96         0.70     4.83     N      09/20/96         0.33   20.43       0.26
NASB           6.57     3.45         1.26    17.33     N      09/20/96         3.12    8.52       0.91
NSLB          23.31     0.59         0.97     4.08     N      09/20/96          -     18.38       0.17
PCBC          18.77     0.94         0.88     4.36     N      09/20/96          NA    17.88       0.25
RFED           5.30     1.73         0.64    13.33     N      09/20/96         0.74   10.67       0.41
SMBC          16.40     0.73         0.87     4.98     N      09/20/96         0.95   14.25       0.25
SMFC          10.99     1.22         0.85     6.89     N      09/20/96         0.06   13.94       0.37

Maximum       26.35     3.45         1.75    17.33                             3.12   20.43       0.91
Minimum        5.30     0.59         0.63     4.08                              -      8.52       0.17
Average       13.77     1.44         1.00     8.48                             0.83   14.31       0.38
Median        12.77     1.10         0.88     6.33                             0.37   14.10       0.34


SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS    31

FERGUSON & CO., LLP    EXHIBIT II.3 - SELECTED PUBLICLY TRADED MISSOURI THIFTS
-------------------



             Return on      ROACE
             Avg Assets     Before
            Before Extra    Extra
                (%)          (%)
Ticker        Mst RctQ     Mst RctQ
CAPS                 0.92         8.68
CMRN                 1.56         5.88
FBSI                 1.02         6.21
GSBC                 1.65        16.21
JSBA                 0.58         7.92
MBLF                 0.73         5.11
NASB                 1.33        18.85
NSLB                 0.97         4.14
PCBC                 0.55         2.83
RFED                 0.84        16.88
SMBC                 1.13         6.84
SMFC                 0.88         7.66

Maximum              1.65        18.85
Minimum              0.55         2.83
Average              1.01         8.93
Median               0.95         7.25

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS   32

FERGUSON & CO., LLP       EXHIBIT II.4 - COMPARATIVES GENERAL CHARACTERISTICS
-------------------


                                                                                  Total                 Current    Current
                                                                      Number     Assets                  Stock     Market
                                                                        of       ($000)                  Price      Value
Ticker   Short Name                          City           State    Offices    Mst RctQ    IPO Date      ($)       ($M)
BDJI     First Federal Bancorporation        Bemidji          MN        5       104,969     04/04/95    15.125      11.77
CIBI     Community Investors Bancorp         Bucyrus          OH        3        85,785     02/07/95    16.250      11.40
CSBF     CSB Financial Group, Inc.           Centralia        IL        1        41,524     10/09/95     9.625       9.96
CZF      CitiSave Financial Corp             Baton Rouge      LA        5        76,128     07/14/95    14.125      13.63
FFSL     First Independence Corp.            Independence     KS        1       105,771     10/08/93    19.000      11.08
GFSB     GFS Bancorp, Inc.                   Grinnell         IA        1        83,305     01/06/94    20.500      10.45
HBBI     Home Building Bancorp               Washington       IN        2        43,135     02/08/95    17.500       5.80
HFSA     Hardin Bancorp, Inc.                Hardin           MO        3        86,949     09/29/95    12.000      11.55
HHFC     Harvest Home Financial Corp.        Cheviot          OH        3        76,399     10/10/94    10.000       9.35
MIFC     Mid-Iowa Financial Corp.            Newton           IA        6       115,260     10/14/92     6.000      10.10
PTRS     Potters Financial Corp.             East Liverpool   OH        4       114,714     12/31/93    15.500       7.85
SFFC     StateFed Financial Corporation      Des Moines       IA        2        76,705     01/05/94    16.500      13.42

Maximum                                                                 6       115,260                 20.500      13.63
Minimum                                                                 1        41,524                  6.000       5.80
Average                                                                 3        84,220                 14.344      10.53
Median                                                                  3        84,545                 15.313      10.77

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS      33

FERGUSON & CO., LLP
-------------------
                    EXHIBIT II.5 - COMPARATIVES OPERATIONS

                                                                 Net Income                                  Loan       Total
                                          Average                    Before     Return on      Return on     Loss     Noninterest
                                          Assets     Net Income   Extra Items   Avg Assets    Avg Equity   Provision    Income
                                          ($000)       ($000)       ($000)          (%)           (%)        ($000)     ($000)
                 Short Name                 LTM          LTM          LTM           LTM           LTM         LTM        LTM
BDJI     First Federal Bancorporation      100,022         698          698           0.70           4.74         -         465
CIBI     Community Investors Bancorp        85,029         855          855           1.01           6.98         149       148
CSBF     CSB Financial Group, Inc.          41,311         369          369           0.89           3.67          75        67
CZF      CitiSave Financial Corp            78,482         946          946           1.21           6.68           6     1,108
FFSL     First Independence Corp.          102,679       1,126        1,126           1.10           8.51         -         231
GFSB     GFS Bancorp, Inc.                  77,127         895          895           1.16           9.19         249        99
HBBI     Home Building Bancorp              42,193         173          173           0.41           2.86         356       137
HFSA     Hardin Bancorp, Inc.               82,372         622          622           0.76           4.25          22       317
HHFC     Harvest Home Financial Corp.       71,440         535          535           0.75           4.14           3        43
MIFC     Mid-Iowa Financial Corp.          112,195       1,048        1,048           0.93          10.00          33       920
PTRS     Potters Financial Corp.           113,793         578          578           0.51           5.27         339       266
SFFC     StateFed Financial Corporation     73,988         883          883           1.19           5.99          24        57

Maximum                                    113,793       1,126        1,126           1.21          10.00         356     1,108
Minimum                                     41,311         173          173           0.41           2.86          -         43
Average                                     81,719         727          727           0.89           6.02         105       322
Median                                      80,427         777          777           0.91           5.63          29       190

Source: SNL Securities Inc., and F&C calculations   34

FERGUSON & CO., LLP         EXHIBIT 11.5 - COMPARATIVE OPERATIONS
-------------------

            Total          Net Loan                  Common    Dividend    Interest    Interest   Net Interest   Gain on
         Noninterest     Chargeoffs/    LTM EPS     Dividends   Payout     Income/     Expense/      Income/      Sale/
           Expense        Avg Loans   After Extra   Per Share    Ratio    Avg Assets  Avg Assets   Avg Assets   Avg Assets
           ($000)            (%)          ($)          ($)        (%)         (%)         (%)          (%)          (%)
             LTM            LTM           LTM          LTM        LTM         LTM         LTM          LTM          LTM
BDJI        2,718           0.10          0.88          -          -         7.28         3.86          3.42         -
CIBI        1,749           0.22          1.26        0.120       9.52       7.82         4.31          3.51        0.08
CSBF          916           0.29           NA           NA         NA        6.76         3.12          3.64         -
CZF         2,788           0.24           NA           NA         NA        7.13         3.30          3.83        0.14
FFSL        1,764            -            1.84        0.350      19.02       7.52         4.45          3.07         -
GFSB        1,336            -            1.72        0.325      18.90       8.10         4.82          3.27       (0.06)
HBBI        1,066           1.43          0.58        0.300      51.72       7.74         4.10          3.64         -
HFSA        1,698            -             NA           NA         NA        7.11         4.24          2.87        0.01
HHFC        1,417            -            0.63        0.400      63.49       7.07         4.02          3.05         -
MIFC        2,448           0.02          0.60        0.080      13.33       7.15         4.38          2.77        0.03
PTRS        3,003           0.72          1.09        0.230      21.10       7.14         3.87          3.27        0.01
SFFC        1,266            NA           1.11        0.400      36.04       7.82         4.32          3.50         -

Maximum     3,003           1.43          1.84        0.400      63.49       8.10         4.82          3.83        0.14
Minimum       916            -            0.58         -           -         6.76         3.12          2.77       (0.06)
Average     1,847           0.27          1.08        0.245      25.90       7.39         4.07          3.32        0.02
Median      1,724           0.10          1.09        0.300      19.02       7.22         4.17          3.35         -

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS

FERGUSON & CO., LLP      EXHIBIT II.5 - COMPARATIVES OPERATIVES
------------------


          Real    Noninterest     G&A      Noninterest     Net Oper   Amortization                             Core
         Estate     Income/     Expense/     Expense/     Expenses/        of          Tax       Efficiency    Income/
        Expense   Avg Assets   Avg Assets  Avg Assets     Avg Assets   Intangibles  Provision      Ratio      Avg Assets
         ($000)      (%)          (%)          (%)           (%)         ($000)      ($000)          (%)         (%)
          LTM        LTM          LTM          LTM           LTM          LTM         LTM            LTM         LTM
BDJI       (5.00)     0.46         2.72          2.72         2.26           -         479.00       70.00         0.69
CIBI       54.00      0.17         1.99          2.06         1.82           -         443.00       54.14         0.96
CSBF         -        0.16         2.22          2.22         2.06           -         209.00       58.38         0.89
CZF        (7.00)     1.41         3.54          3.55         2.13         16.00       483.00       67.60         1.11
FFSL     (105.00)     0.22         1.82          1.72         1.60           -         743.00       55.28         0.94
GFSB         -        0.13         1.73          1.73         1.60           -         183.00       50.91         1.13
HBBI         -        0.32         2.53          2.53         2.20           -          95.00       63.79         0.38
HFSA       (3.00)     0.38         2.07          2.06         1.68           -         347.00       63.38         0.75
HHFC         -        0.06         1.98          1.98         1.92           -         270.00       63.69         0.75
MIFC         4.00     0.82         2.18          2.18         1.36          1.00       534.00       60.64         0.92
PTRS        36.00     0.23         2.61          2.64         2.37           -          78.00       74.40         0.50
SFFC      (209.00)    0.08         1.99          1.71         1.92           -         475.00       55.70         1.19

Maximum     54.00     1.41         3.54          3.55         2.37         16.00       743.00       74.40         1.19
Minimum   (209.00)    0.06         1.73          1.71         1.36           -          78.00       50.91         0.38
Average    (19.58)    0.37         2.28          2.26         1.91          1.42       361.58       61.49         0.85
Median        -       0.23         2.13          2.12         1.92           -         395.00       62.01         0.91

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS    36

FERGUSON & CO., LLP
-------------------
                    EXHIBIT II.5 - COMPARATIVES OPERATIONS


            Yield on      Cost of                  Interest
          Int Earning   Int Bearing    Effective    Yield
             Assets     Liabilities    Tax Rate     Spread
              (%)           (%)           (%)         (%)
              LTM           LTM           LTM         LTM

BDJI         7.67          4.59         40.70        3.08
CIBI         8.02          5.08         34.13        2.94
CSBF         6.89          4.49         36.16        2.40
CZF          7.44          4.30         33.80        3.14
FFSL         7.68          5.20         39.75        2.48
GFSB         8.55          5.59         16.98        2.96
HBBI         7.96          4.65         35.45        3.31
HFSA         7.38          5.21         35.81        2.17
HHFC         7.23          4.95         33.54        2.28
MIFC         7.30          4.90         33.75        2.40
PTRS         7.36          4.33         11.89        3.03
SFFC         8.24          5.49         34.98        2.75

Maximum      8.55          5.59         40.70        3.31
Minimum      6.89          4.30         11.89        2.17
Average      7.64          4.90         32.25        2.75
Median       7.56          4.93         34.56        2.85

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS     37

FERGUSON & CO., LLP    EXHIBIT II.6 COMPARATIVES PRICING
-------------------

                                                         Current    Current                    Current       Current
                                                          Stock      Market      Price/         Price/        Price/       Price/
           Abbreviated                                    Price      Value     TM /core EP    Book Value    Book Value     Assets
Ticker     Name                City           State        ($)        ($M)         (x)           (%)          (%)           (%)
BDJI       FirstFedBcrp-MN     Bemidji        MN             15.125      11.77       17.19         84.59        84.59         11.22
CIBI       CommInvBncrp-OH     Bucyrus        OH             16.250      11.40       13.66         95.98        95.98         13.28
CSBF       CSBFinancialGrp-IL  Centralia      IL              9.625       9.96       21.00         77.62        77.62         23.99
CZF        CitiSaveFinCorp-LA  Baton Rouge    LA             14.125      13.63       11.67         99.05        99.12         17.90
FFSL       FirstIndepCorp-KS   Independence   KS             19.000      11.08       12.03         84.94        84.94         10.48
GFSB       GFSBancorp,Inc.-IA  Grinnell       IA             20.500      10.45       12.28        105.02       105.02         12.54
HBBI       HomeBldngBncrp-IN   Washington     IN             17.500       5.80       32.41         86.93        86.93         13.46
HFSA       HardinBancorp-MO    Hardin         MO             12.000      11.55       15.00         81.36        81.36         13.97
HHFC       HarvestHome-OH      Cheviot        OH             10.000       9.35       15.87         73.21        73.21         12.24
MIFC       Mid-IowaFinCorp-IA  Newton         IA              6.000      10.10       10.17         93.46        93.60          8.76
PTRS       PottersFin-OH       East Liverpool OH             15.500       7.85       14.35         74.06        74.06          6.84
SFFC       StateFedFinCorp-IA  Des Moines     IA             16.500      13.42       14.86         89.92        89.92         17.50

Maximum                                                      20.500      13.63       32.41        105.02       105.02         23.99
Minimum                                                       6.000       5.80       10.17         73.21        73.21          6.84
Average                                                      14.344      10.53       15.87         87.18        87.20         13.52
Median                                                       15.313      10.77       14.61         85.94        85.94         12.91

SOURCE: SNL SECURITIES., AND F&C CALCULATIONS   38

FERGUSON & CO., LLP    EXHIBIT II.6 - COMPARATIVES PRICING
-------------------

                                    Tangible                 Return on       ROACE
Current      Total     Equity/       Equity/       Core     Avg Assets       Before                            NPAs/     Price/
Dividend    Assets      Assets     Tang Assets     EPS     Before Extra      Extra      Merger     Current     Assets     Core
 Yield      ($000)       (%)           (%)         ($)          (%)           (%)       Target?    Pricing      (%)       EPS
  (%)      Mst RctQ    Mst RctQ     Mst RctQ       LTM          LTM           LTM        (Y/N)      Date      Mst RctQ    (x)
    -        104,969      13.26        13.26         0.88         0.70          4.74       N       09/20/96         0.21    14.00
   2.46       85,785      13.84        13.84         1.19         1.01          6.98       N       09/20/96         0.73    14.01
    -         41,524      30.91        30.91          NA          0.89           NA        N       09/20/96          NA     21.88
   2.12       76,128      16.73        16.72          NA          1.21          6.68       N       09/20/96         0.23    16.82
   2.11      105,771      12.34        12.34         1.58         1.10          8.51       N       09/20/96         0.29    11.31
   1.95       83,305      11.94        11.94         1.67         1.16          9.19       N       09/20/96         1.15     9.86
   1.71       43,135      13.94        13.94         0.54         0.41          2.86       N       09/20/96         0.27    19.02
   3.33       86,949      17.17        17.17          NA          0.76          4.25       N       09/20/96         0.15    15.00
   4.00       76,399      16.71        16.71         0.63         0.75          4.14       N       09/20/96         0.19    15.63
   1.33      115,260       9.38         9.36         0.59         0.93         10.00       N       09/20/96         0.05     7.50
   1.55      114,714       9.24         9.24         1.08         0.51          5.27       N       09/20/96         2.33    19.38
   2.42       76,705      19.46        19.46         1.11         1.19          5.99       N       09/20/96          NA     13.75
   4.00      115,260      30.91        30.91         1.67         1.21         10.00                                2.33    21.88
    -         41,524       9.24         9.24         0.54         0.41          2.86                                0.05     7.50
   1.92       84,220      15.41        15.41         1.03         0.89          6.24                                0.56    14.85
   2.03       84,545      13.89        13.89         1.08         0.91          5.99                                0.25    14.51

SOURCE: SNL SECURITIES., AND F&C CALULATIONS    39

FERGUSON & CO., LLP    EXHIBIT II.6 - COMPARATIVES PRICING
-------------------

             Return on        ROACE
   Core     Avg Assets        Before
   EPS     Before Extra       Extra
   ($)         (%)             (%)
 Mst RctQ   Mst RctQ        Mst RctQ
      0.27       0.79             5.80
      0.29       0.93             6.50
      0.11       1.02             3.29
      0.21       1.05             5.70
      0.42       0.93             7.50
      0.52       1.33            11.14
      0.23       0.77             5.46
      0.20       0.92             5.06
      0.16       0.74             4.33
      0.20       1.28            13.87
      0.20       0.36             3.77
      0.30       1.28             6.46

      0.52       1.33            13.87
      0.11       0.36             3.29
      0.26       0.95             6.57
      0.22       0.93             5.75

SOURCE: SNL SERCURITIES INC., AND F&C CALCULATIONS     40

FERGUSON & CO., LLP             EXHIBIT II.7 - COMPARATIVES BALANCE SHEET
--------------------

                                                            Total       Mortgage-              Investment       Loan
                                              Total        Cash and       Backed      Net       Foreclosed    Servicing     Total
                                             Assets      Investments    Securities   Loans     Real Estate     Rights    Intangibles
                                             ($000)        ($000)        ($000)     ($000)       ($000)        ($000)     ($000)
         Short Name                        Mst RctQ       Mst RctQ      Mst RctQ    Mst RctQ    Mst RctQ      Mst RctQ    Mst RctQ
BDJI     First Federal Bancorporation         104,969         52,149        9,985       49,068       189           -         -
CIBI     Community Investors Bancorp           85,785         21,021        2,352       63,498        95           -         -
CSBF     CSB Financial Group, Inc.             41,524         17,909           NA       22,887       -             -         -
CZF      CitiSave Financial Corp               76,128         29,808        2,344       43,331        64           -           8
FFSL     First Independence Corp.             105,771         39,282       20,855       64,774        12           -         -
GFSB     GFS Bancorp, Inc.                     83,305         10,120        3,435       71,773       227                     -
HBBI     Home Building Bancorp                 43,135         13,722        4,717       28,217       -             -         -
HFSA     Hardin Bancorp, Inc.                  86,949         38,329       22,786       47,175       -             -         -
HHFC     Harvest Home Financial Corp.          76,399         32,783           NA       41,936       -             -         -
MIFC     Mid-Iowa Financial Corp.             115,260         52,412       29,664       60,506        37           -          16
PTRS     Potters Financial Corp.              114,714         59,868       27,237       51,289        12           -         -
SFFC     StateFed Financial Corporation        76,705         10,101         -          62,708     1,535           -         -

Maximum                                       115,260         59,868       29,664       71,773     1,535           -          16

Minimum                                        41,524         10,101         -          22,887       -             -         -

Average                                        84,220         31,459       12,338       50,597       181           -           2

Median                                         84,545         31,296        7,351       50,179        25           -         -

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS   41

FERGUSON & CO., LLP           EXHIBIT II.7 - COMPARATIVES BALANCE SHEET
-------------------

                                                                                                  Regulatory  Regulatory
              Other         Total     Total         Other         Total      Common     Total      Tangible     Core
             Assets       Deposits  Borrowings   Liabilities   Liabilities  Equity     Equity       Capital    Capital
             ($000)        ($000)     ($000)        ($000)       ($000)     ($000)     ($000)       ($000)    ($000)
            Mst RctQ      Mst RctQ   Mst RctQ    Mst RctQ      Mst RctQ   Mst RctQ    Mst RctQ     Mst RctQ   Mst RctQ
BDJI             3,497       79,860       9,854       1,337        91,051    13,918      13,918      10,298    10,298
CIBI             1,171       71,548       1,955         413        73,916    11,869      11,869       9,970     9,970
CSBF               728       28,465         -           222        28,687    12,837      12,837          NA        NA
CZF              2,504       61,752         -         1,638        63,390    12,738      12,738      10,288    10,288
FFSL             1,703       68,845      22,700       1,176        92,721    13,050      13,050      10,572    10,572
GFSB             1,185       53,122      19,318         920        73,360     9,945       9,945       8,376     8,376
HBBI             1,196       32,715       4,291         114        37,120     6,015       6,015       4,389     4,389
HFSA             1,445       66,091       5,000         926        72,017    14,932      14,932      10,871    10,871
HHFC             1,680       58,226       5,000         404        63,630    12,769      12,769          NA        NA
MIFC             1,933       78,705      24,000       1,748       104,453    10,807      10,807       9,031     9,031
PTRS             3,535      100,594       2,386       1,140       104,120    10,594      10,594      10,679    10,679
SFFC             2,361       45,732      15,000       1,045        61,777    14,928      14,928          NA        NA

Maximum          3,535      100,594      24,000       1,748       104,453    14,932      14,932      10,871    10,871

Minimum            728       28,465         -           114        28,687     6,015       6,015       4,389     4,389

Average          1,912       62,138       9,125         924        72,187    12,034      12,034       9,386     9,386

Median           1,692       63,922       5,000         986        72,689    12,754      12,754      10,288    10,288

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS     42

FERGUSON & CO., LLP             EXHIBIT II.7 - COMPARATIVES BALANCE SHEET
-------------------

               Regulatory                                                                   Loan Loss     Publicly      Tangible
                 Total        Tangible       Core      Risk-Based      NPAs/    Reserves/    Reserves/    Reported     Publicly Rep
                Capital       Capital/     Capital/     Capital/       Assets    Assets        NPLs      Book Value    Book Value
                ($000)      Tangible    Adj Tangible   Risk-Weight       (%)       (%)          (%)          ($)           ($)
              Mst RctQ       Assets (%)   Assets (%)    Assets (%)    Mst RctQ  Mst RctQ     Mst RctQ     Mst RctQ      Mst RctQ

BDJI              10,754        12.34        12.34         25.13          0.21       0.45           NM       17.88          17.88
CIBI              10,370        11.86        11.86         24.41          0.73       0.50        81.39       16.93          16.93
CSBF                  NA           NA           NA            NA            NA       0.26           NA       12.40          12.40
CZF               10,344        12.93        12.93         29.45          0.23       0.09        62.83       14.26          14.25
FFSL              11,137        10.32        10.32         24.83          0.29       0.65       236.30       22.37          22.37
GFSB               8,962        10.07        10.07         18.49          1.15       0.77        87.21       19.52          19.52
HBBI               4,440        10.44        10.44         21.95          0.27       0.12        43.59       20.13          20.13
HFSA              11,010        13.78        13.78         33.06          0.15       0.16       103.73       14.75          14.75
HHFC                  NA           NA           NA            NA          0.19       0.15        75.51       13.66          13.66
MIFC               9,309         7.37         7.37         21.11          0.05       0.24       513.21        6.42           6.41
PTRS              11,311         9.83         9.83         24.61          2.33       1.83        78.80       20.93          20.93
SFFC                  NA        13.92        13.92         24.35            NA       0.31           NA       18.35          18.35

Maximum           11,311        13.92        13.92         33.06          2.33       1.83       513.21       22.37          22.37
Minimum            4,440         7.37         7.37         18.49          0.05       0.09        43.59        6.42           6.41
Average            9,737        11.29        11.29         24.74          0.56       0.46       142.51       16.47          16.47
Median            10,370        11.15        11.15         24.51          0.25       0.29        81.39       17.41          17.41

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS               43

FERGUSON & CO.,LLP     EXHIBIT II.7 - COMPARATIVES BALANCE SHEET
------------------

          Earn Assets/    Full-Time    Loans
          Int Bearing     Equivalent  Serviced
          Liabilities     Employees   For Others
             (%)          (Actual)      ($000)
          Mst RctQ        Mst RctQ     Mst RctQ

BDJI           111.83          39            204
CIBI           114.58          23            746
CSBF           143.36          NA             NA
CZF            125.15          43          1,362
FFSL           112.54          21          2,603
GFSB           109.23          16          8,193
HBBI           109.20          14           0.00
HFSA           121.12          18          3,759
HHFC           118.92          NA             NA
MIFC           109.81          36          2,960
PTRS           108.22          46            643
SFFC           119.91          NA             NA

Maximum        143.36          46          8,193
Minimum        108.22          14            -
Average        116.99          28          2,274
Median         113.56          23          1,362

SOURCE: SNL SECURITIES INC., AND F&C CALCULATIONS     44

FERGUSON & CO., LLP             EXHIBIT II.8 - COMPARATIVES RISK CHARACTERISTICS
-------------------

                                                    PAs + Loans                                                Net Loan
                                         NPAs/      90+Pst Due/      NPAs/      Reserves/      Reserves/      Chargeoffs/    Loans/
                                         Assets       Assets         Equity       Loans          NPAs          Avg Loans     Assets
                                          (%)          (%)            (%)          (%)           (%)              (%)          (%)
          Short Name                    Mst RctQ     Mst RctQ       Mst RctQ     Mst RctQ       Mst RctQ       Mst RctQ     Mst RctQ

BDJI      First Federal Bancorporation       0.21         0.40           1.58         0.95           214.09         0.10       47.26
CIBI      Community Investors Bancorp        0.73         0.73           5.28         0.68            69.06         0.27       74.52
CSBF      CSB Financial Group, Inc.            NA         0.70             NA         0.47               NA         0.39       55.38
CZF       CitiSave Financial Corp            0.23         0.23           0.73         0.16            40.11         0.24       57.55
FFSL      First Independence Corp.           0.29         0.37           0.70         1.05           226.97          -         61.89
GFSB      GFS Bancorp, Inc.                  1.15         1.15           0.23         0.89            66.63          -         86.93
HBBI      Home Building Bancorp              0.27         0.27           0.37         0.18            43.59         5.32       65.53
HFSA      Hardin Bancorp, Inc.               0.15         0.15           1.15         0.29           103.73          -         54.42
HHFC      Harvest Home Financial Corp.       0.19         0.19           0.15         0.26            75.51          -         55.04
MIFC      Mid-Iowa Financial Corp.           0.05         0.05           0.15         0.44           513.21         0.02       53.04
PTRS      Potters Financial Corp.            2.33         2.33          20.19         3.93            78.44        (0.03)      46.55
SFFC      StateFed Financial Corporation       NA           NA           0.05         0.38               NA           NA       82.07


Maximum                                      2.33         2.33           2.33         3.93           513.21         5.32       86.93

Minimum                                      0.05         0.49           0.16        40.11           (0.03)        46.55       46.55

Average                                      0.56         0.50           0.81       143.13             0.57        61.68       61.68

Median                                       0.25         1.37           1.77         0.46            76.98         0.02       56.47


SOURCE: SNL SECURITIES AND F&C CALCULATIONS   45

FERGUSON & CO., LLP             Exhibit II.8 - Comparatives Risk Characteristics
-------------------

              One Year    Intangible                Earn Assets/
              Cum Gap/      Assets/        Net      Int Bearing
               Assets       Equity        Loans     Liabilities
                (%)          (%)         ($000)         (%)
              Mst RctQ     Mst RctQ     Mst RctQ      Mst RctQ
BDJI            4.00          -          49,068        111.83
CIBI              NA          -          63,498        114.58
CSBF              NA          -          22,887        143.36
CZF               NA         0.06        43,331        125.15
FFSL          (13.94)         -          64,774        112.54
GFSB           13.67          -          71,773        109.23
HBBI              NA          -          28,217        109.20
HFSA           (0.63)         -          47,175        121.12
HHFC              NA          -          41,936        118.92
MIFC           (3.02)        0.15        60,506        109.81
PTRS              NA          -          51,289        108.22
SFFC              NA          -          62,708        119.91

Maximum        13.67         0.15        71,773        143.36
Minimum       (13.94)         -          22,887        108.22
Average         0.02         0.02        50,597        116.99
Median         (0.63)         -          50,179        113.56

SOURCE: SNL SECURITIES AND F&C CALCULATION       46

                                  EXHIBIT III

                INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION

                               CHILLICOTHE,  MO.

                             FINANCIAL HIGHLIGHTS

                                            1993    1994      1995      YTD 3/96
Num of Quarters Open for Period                4      4         4        1
                                         ($'s in Thousands)
BALANCE SHEET:
Total Assets                                41,345   41,404   50,640    51,729
% Change in Assets                           (1.52)    0.14    22.31      2.15
Total Loans                                 22,870   24,751   28,518    27,928
Mortgage Loans Serv for Others                 -        -         79        78
Mortgage Loans Serv by Others                3,843    6,088    7,976     7,926
Total Savings Deposits                      37,399   35,881   34,868    35,436
Broker Originated Deposits                     -        -        -         -

CAPITAL:
Equity Capital                               2,748    2,824    3,329     3,358
GAAP Capital                                 2,748    2,824    3,329     3,358
Tangible Capital                             2,748    2,937    3,243     3,326
Core Capital                                 2,748    2,937    3,243     3,326
Risk-Based Capital                           2,806    2,993    3,285     3,381
Equity Capital/Total Assets                   6.65     6.82     6.57      6.49
Core Cap/Risk Based Assets                   16.23    16.53    16.20     16.42
Core Cap/Adj Tangible Assets                  6.65     7.10     6.42      6.44
Tangible Cap/Tangible Assets                  6.65     7.10     6.42      6.44
Risk-Based Cap/Risk-Wt Assets                16.57    16.85    16.41     16.69

PROFITABILITY:
Net Income(Loss)                               193      241      309        95
Ret on Avg Assets Bef Ext Item                0.40     0.58     0.67      0.74
Return on Avg GAAP Capital                    6.33     8.65    10.14     11.36
Net Interest Income/Avg Assets                2.50     2.53     2.55      2.85
Noninterest Income/Avg Assets                 0.75     0.83     0.74      0.68
Noninterest Expense/Avg Assets                2.67     2.51     2.24      2.21
Yield/Cost Spread                             2.43     2.45     2.44      2.76

LIQUIDITY:
Int Earn Assets/Int Bear Liab               107.17   108.36   107.85    107.08
Brokered Deposits/Tot Deposits                 -        -        -         -
Amt Eligible as Reg Liquidity                5,521    3,082    3,907     4,289

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                 0.37     0.26     0.06      0.65
Nonaccrual Loans/Gross Loans                  0.37     0.23     0.06      0.65
Nonaccrual Loans/Loan Loss Res              113.33    70.89    18.82    222.22
Reposs Assets/Total Assets                     -       0.02      -        0.00
Net Chrg-Offs/Avg Adj Lns                      -        -      (0.00)     0.06
Non 1-4 Con/Conv Lns/Tot Assts                5.42     5.92     5.25      4.56

                INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION

SELECTED PEER GROUP RATIOS & RANKINGS

Peer Group Category                         2          2        3        3
CAPITAL:
Equity Capital/Total Assets                6.65       6.82     6.57     6.49
Peer Group Percentile                        23         20       17       15
GAAP Capital/GAAP Assets                   6.65       6.82     6.57     6.49
Peer Group Percentile                        23         20       17       15
Core Cap/Adj Tangible Assets               6.65       7.10     6.42     6.44
Peer Group Percentile                        26         24       17       17
Tangible Cap/Tangible Assets               6.65       7.10     6.42     6.44
Peer Group Percentile                        26         24       17       17
Risk-Based Cap/Risk-Wt Assets             16.57      16.85    16.41    16.69
Peer Group Percentile                        40         36       39       38

ASSET QUALITY:
Risk Assets/Total Assets                   5.42       5.94     5.25     4.56
Peer Group Percentile                        57         51       60       67
Risk Weighted Assts/Tot Assts             40.98      42.91    39.54    39.16
Peer Group Percentile                        74         69       85       87
Nonaccrual Loans/Gross Loans               0.37       0.23     0.06     0.65
Peer Group Percentile                        44         47       63       38
Repos Assets/Tot Assets                     -         0.02      -       0.00
Peer Group Percentile                       100         47      100      100
90+ Day Del Loans/Gross Loans               -          -        -        -
Peer Group Percentile                       100        100      100      100
90Day P Due+NonAccr-(1-4)/LLR              2.67       1.27     1.18   191.36
Peer Group Percentile                        58         59       72        8

LIQUIDITY:
Avg Reg Liquidity Ratio                   14.53      10.00     9.18     9.53
Peer Group Percentile                        36         28       25       27

PROFITABILITY:
Ret on Avg Assets Bef Ext Item             0.40       0.58     0.67     0.74
Peer Group Percentile                        12         28       41       50
Return on Equity Capital                   6.11       8.53     9.28    11.32
Peer Group Percentile                        13         55       72       84
Return on Average GAAP Capital             6.33       8.65    10.14    11.36
Peer Group Percentile                        13         50       74       83
Int Earn Assets/Int Bear Liab            107.17     108.36   107.85   107.08
Peer Group Percentile                        51         50       40       32
Yield on Earning Assts                     6.30       6.25     7.20     7.74
Peer Group Percentile                        10         10       19       50
Cost of Funds                              3.87       3.80     4.75     4.98
Peer Group Percentile                        65         54       52       38
Yield/Cost Spread                          2.43       2.45     2.44     2.76
Peer Group Percentile                        11         11       22       42

                                  EXHIBIT IV

                    FIRST FEDERAL BANKING AND SAVINGS, FBS
                                 BEMIDJI, MN.
                                     BDJI

                             FINANCIAL HIGHLIGHTS
                                      1993     1994    1995     YTD 3/96
Num of Quarters Open for Period        4        4       4         1
                                      ($'s in Thousands)

BALANCE SHEET:
Total Assets                          85,952   89,395  98,506    98,724
% Change in Assets                     (1.70)    4.01   10.19      0.22
Total Loans                           48,594   47,744  47,414    48,073
Mortgage Loans Serv for Others           385      278     224       214
Mortgage Loans Serv by Others          4,612    5,903   7,834     8,898
Total Savings Deposits                78,271   81,689  84,064    82,606
Broker Originated Deposits               -        -       -         -

CAPITAL:
Equity Capital                         6,811    6,419  12,090    12,000
GAAP Capital                           6,811    6,419  12,090    12,000
Tangible Capital                       6,811    7,302  12,072    12,200
Core Capital                           6,811    7,302  12,072    12,200
Risk-Based Capital                     7,325    7,811  12,540    12,667
Equity Capital/Total Assets             7.92     7.18  12.27      12.16
Core Cap/Risk Based Assets             14.56    15.21   23.63     24.20
Core Cap/Adj Tangible Assets            7.93     8.09   12.26     12.34
Tangible Cap/Tangible Assets            7.93     8.09   12.26     12.34
Risk-Based Cap/Risk-Wt Assets          15.66    16.27   24.55     25.13

PROFITABILITY:
Net Income(Loss)                         742      565     632       121
Ret on Avg Assets Bef Ext Item          0.72     0.64    0.66      0.49
Return on Avg GAAP Capital              9.66     8.54    6.42      4.02
Net Interest Income/Avg Assets          3.14     3.20    3.31      3.16
Noninterest Income/Avg Assets           0.41     0.43    0.42      0.42
Noninterest Expense/Avg Assets          2.39     2.46    2.64      2.77
Yield/Cost Spread                       3.17     3.28    3.23      2.94

LIQUIDITY:
Int Earn Assets/Int Bear Liab         107.03   104.64  113.43    112.31
Brokered Deposits/Tot Deposits           -        -       -         -
Amt Eligible as Reg Liquidity         17,343   19,286  24,403    24,082

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+RE            0.73     0.27    0.77      0.47
Nonaccrual Loans/Gross Loans            0.13     0.04     -        0.02
Nonaccrual Loans/Loan Loss Res         11.44     3.58     -        2.08
Reposs Assets/Total Assets              0.07     0.06    0.17      0.17
Net Chrg-Offs/Avg Adj Lns               0.10     0.06    0.06      0.03
Non 1-4 Con/Conv Lns/Tot Assts          8.35    10.22   10.35     11.84

                  FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION
                                 BUCYRUS,  OH.
                                     CIBI

                             FINANCIAL HIGHLIGHTS


                                  1993      1994     1995       YTD 3/96
Num of Quarters Open for Period     4         4        4           1
                                   ($'s in Thousands)
BALANCE SHEET:
Total Assets                     75,811    79,922    82,948      84,070
% Change in Assets                 2.17      5.42      3.79        1.35
Total Loans                      55,331    58,297    62,038      63,601
Mortgage Loans Serv for Others    1,288       437       821         746
Mortgage Loans Serv by Others       429       437       836       1,078
Total Savings Deposits           69,033    70,751    71,230      71,691
Broker Originated Deposits          -         -         -           -

CAPITAL:
Equity Capital                    4,923     5,570     9,784       9,985
GAAP Capital                      4,923     5,570     9,784       9,985
Tangible Capital                  4,923     5,570     9,772       9,970
Core Capital                      4,923     5,570     9,772       9,970
Risk-Based Capital                5,269     5,918    10,143      10,370
Equity Capital/Total Assets        6.49      6.97     11.80       11.88
Core Cap/Risk Based Assets        13.54     14.32     24.10       23.47
Core Cap/Adj Tangible Assets       6.49      6.97     11.78       11.86
Tangible Cap/Tangible Assets       6.49      6.97     11.78       11.86
Risk-Based Cap/Risk-Wt Assets     14.49     15.21     25.01       24.41

PROFITABILITY:
Net Income(Loss)                    672       682       787         204
Ret on Avg Assets Bef Ext Item     0.90      0.88      0.96        0.98
Return on Avg GAAP Capital        14.65     13.00      8.80        8.25
Net Interest Income/Avg Assets     3.30      3.22      3.22        3.65
Noninterest Income/Avg Assets      0.13      0.19      0.26        0.11
Noninterest Expense/Avg Assets     1.78      1.81      1.81        1.97
Yield/Cost Spread                  3.21      3.07      2.84        3.31

LIQUIDITY:
Int Earn Assets/Int Bear Liab    104.93    107.62    111.61      110.82
Brokered Deposits/Tot Deposit       -         -         -           -
Amt Eligible as Reg Liquidity    12,093    14,311    15,396      14,560

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO      2.76      1.06      1.09        0.97
Nonaccrual Loans/Gross Loans       2.13      0.74      0.87        0.81
Nonaccrual Loans/Loan Loss Res   307.95    110.91    131.58      122.17
Reposs Assets/Total Assets         0.23      0.10      0.16        0.11
Net Chrg-Offs/Avg Adj Lns          0.43      0.17      0.30        0.16
Non 1-4 Con/Conv Lns/Tot Assts     3.38      4.39      4.92        4.81

SOURCE:SHESHUNOFF INFORMATION SERVICES, INC.    2

                            CENTRALIA SAVINGS BANK
                                 CENTRALIA, IL
                                     CSBF

                             FINANCIAL HIGHLIGHTS

                                 1993      1994       1995      YTD 6/96
Number of Open Quarters            4         4          4          1
                                   ($'s in Thousands)
BALANCE SHEET:
Total Assets                    53,507    56,974     61,276     64,394
% Change in Assets                6.36      6.48       7.55       5.09
Securities-Book Value           22,101    25,029     22,295     25,300
Securities-Fair Value           22,427    23,731     22,164     25,098
Total Loans & Leases            26,645    28,571     31,285     34,042
Total Deposits                  48,738    51,794     55,349     58,752
Loan/Deposit Ratio               54.67     55.16      56.52      57.94
Provision for Loan Losses           30         4         10          3

CAPITAL:
Equity Capital                   4,675     5,051      5,561      5,290
Total Qualifying Capital(Est)    5,030     5,489      5,997      6,167
Equity Capital/Average Assets     9.01      9.14       9.54       8.37
Tot Qual Cap/Rk Bsd Asts(Est)    17.73     17.27      18.01      14.73
Tier 1 Cap/Rsk Bsed Asts(Est)    16.48     16.04      16.79      13.78
T1 Cap/Avg Assets(Lev Est)        8.77      8.93       9.31       8.95
Dividends Declared/Net Income     8.32     32.15      28.78      53.48

PROFITABILITY:
Net Income(Loss)                   601       622        695        374
Return on Average Assets          1.16      1.13       1.19       1.18
Return on Average Equity Cap     13.67     12.79      13.17      13.89
Net Interest Margin               3.90      4.02       4.05       3.49
Net Int Income/Avg Assets         3.68      3.81       3.84       3.29
Noninterest Income/Avg Assets     0.81      0.75       0.68       0.79
Noninterest Exp/Avg Assets        3.22      3.10       2.99       2.66

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE           2.89      2.09       0.53       0.37
NPA's/Equity + LLR               15.31     11.04       2.80       2.23
LLR/Nonperf & Restrcd Lns        66.04    108.89     519.23     598.51
Foreclosed RE/Total Assets        0.35      0.42       0.15       0.09
90+ Day Del Loans/Total Loans     0.08      0.56       0.09       0.01
Loan Loss Reserves/Total Lns      1.45      1.37       1.29       1.18
Net Charge-Offs/Average Loans     0.09     (0.00)     (0.01)      0.04
Dom Risk R/E Lns/Tot Dom Lns1     9.17     19.53      20.15      10.76

LIQUIDITY:
Brokered Dep/Total Dom Deps       -          -          -          -
$100M+ Time Dep/Total Dom Dep    14.54     14.50      19.11      20.67
Int Earn Assets/Int Bear Liab   120.47    119.67     120.45     116.36
Pledged Sec/Total Sec             4.77     17.91      22.76      26.30
Fair Value Sec/Amort Cost Sec   101.48     94.55      99.20      96.45

                         CITIZENS SAVINGS ASSOCIATION
                                BATON ROUGE, LA
                                     CZF

                             FINANCIAL HIGHLIGHTS

                                         1993      1994      1995      YTD 3/96
Num of Quarters Open for Period            4         4         4          1
                                          ($'s in Thousands)
BALANCE SHEET:
Total Assets                             72,591    69,889    76,693      78,114
% Change in Assets                        (0.99     (3.72)     9.74        1.85
Total Loans                              36,188)   34,564    41,878      43,745
Mortgage Loans Serv for Others            2,532     2,201     1,743       1,395
Mortgage Loans Serv by Others188                      129       120         117
Total Savings Deposits                   66,714    63,366    65,119      66,196
Broker Originated Deposits                  -         -         -           -

CAPITAL:
Equity Capital                            5,471     6,091     9,805      10,047
GAAP Capital                              5,471     6,091     9,805      10,047
Tangible Capital                          4,504     5,155     9,788      10,034
Core Capital                              4,504     5,155     9,788      10,034
Risk-Based Capital                        4,600     5,231     9,842      10,107
Equity Capital/Total Assets                7.54      8.72     12.78       12.86
Core Cap/Risk Based Assets                16.84     19.46     29.70       29.24
Core Cap/Adj Tangible Assets               6.26      7.46     12.85       12.93
Tangible Cap/Tangible Assets               6.26      7.46     12.85       12.93
Risk-Based Cap/Risk-Wt Assets             17.20     19.75     29.87       29.45

PROFITABILITY:
Net Income(Loss)                            979       620       775         213
Ret on Avg Assets Bef Ext Item             1.34      0.87      1.03        1.10
Return on Avg GAAP Capital                19.65     10.72     10.92        8.58
Net Interest Income/Avg Assets             3.56      3.32      3.47        3.61
Noninterest Income/Avg Assets              0.51      0.51      0.69        0.72
Noninterest Expense/Avg Assets             2.63      2.76      2.78        2.87
Yield/Cost Spread                          3.63      3.39      3.39        3.49

LIQUIDITY:
Int Earn Assets/Int Bear Liab            108.28    107.96    118.12      117.17
Brokered Deposits/Tot Deposits              -         -         -           -
Amt Eligible as Reg Liquidity            30,166    29,645    29,559      29,034

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              0.44      0.62     0.51         0.55
Nonaccrual Loans/Gross Loans                -         -        -            -
Nonaccrual Loans/Loan Loss Res              -         -        -            -
Reposs Assets/Total Assets                 0.11       -        0.05         -
Net Chrg-Offs/Avg Adj Lns                  0.03     (0.00)     0.06       (0.03)
Non 1-4 Con/Conv Lns/Tot Assts             6.85      6.13      6.03        5.91

                                       4

Source:Sheshunoff Information Services, Inc.

                   FIRST FEDERAL SAVINGS & LOAN ASSOCIATION
                               INDEPENDENCE, KS
                                     FFSL
                             FINANCIAL HIGHLIGHTS

                                       1993      1994    1995     YTD 3/96
Num of Quarters Open for Period         4         4        4         1
                                         ($'s in Thousands)

BALANCE SHEET:
Total Assets                           85,997    91,415  100,497    99,893
% Change in Assets                      (1.68)     6.30     9.93     (0.60)
Total Loans                            58,390    57,559   61,344    62,107
Mortgage Loans Serv for Others            -         -        -         -
Mortgage Loans Serv by Others           6,198     5,541    5,155     5,089
Total Savings Deposits                 71,466    64,612   71,712    73,290
Broker Originated Deposits                -         -        -         -

CAPITAL:
Equity Capital                          9,501     9,782   10,076    10,320
GAAP Capital                            9,501     9,782   10,076    10,320
Tangible Capital                        9,501     9,769   10,026    10,312
Core Capital                            9,501     9,769   10,026    10,312
Risk-Based Capital                     10,000    10,270   10,569    10,861
Equity Capital/Total Assets             11.05     10.70    10.03     10.33
Core Cap/Risk Based Assets              23.88     24.49    23.18     23.57
Core Cap/Adj Tangible Assets            11.05     10.69     9.98     10.32
Tangible Cap/Tangible Assets            11.05     10.69     9.98     10.32
Risk-Based Cap/Risk-Wt Assets           25.14     25.75    24.43     24.83

PROFITABILITY:
Net Income(Loss)                        1,285     1,195    1,178       268
Ret on Avg Assets Bef Ext Item           1.20      1.35     1.22      1.07
Return on Avg GAAP Capital              14.08     12.39    11.36     10.51
Net Interest Income/Avg Assets           3.69      3.76     3.25      3.01
Noninterest Income/Avg Assets            0.19      0.09     0.44      0.15
Noninterest Expense/Avg Assets           1.68      1.75     1.75      1.79
Yield/Cost Spread                        3.62      3.52     2.86      2.63

LIQUIDITY:
Int Earn Assets/Int Bear Liab          111.33    111.14   109.85    110.39
Brokered Deposits/Tot Deposits            -         -        -         -
Amt Eligible as Reg Liquidity           8,051     4,268    4,837     6,707

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO            4.90      2.66     1.39      1.56
Nonaccrual Loans/Gross Loans             0.85      1.26     0.84      1.06
Nonaccrual Loans/Loan Loss Res          77.30    107.17    76.09     96.81
Reposs Assets/Total Assets               0.61      0.19     0.06      0.00
Net Chrg-Offs/Avg Adj Lns                0.07     (0.05)    0.01      0.00
Non 1-4 Con/Conv Lns/Tot Assts          10.66      9.59     8.62      8.74

SOURCE:SHESHUNOFF INFORMATION SERVICES, INC.   5

                         GRINNELL FEDERAL SAVINGS BANK
                                 GRINNELL, IA
                                     GFSB
                             FINANCIAL HIGHLIGHTS

                                       1993      1994    1995     YTD 3/96
Num of Quarters Open for Period             4         4        4         1
                                         ($'s in Thousands)

BALANCE SHEET:
Total Assets                           59,489    61,028   79,392    79,431
% Change in Assets                      18.60      2.59    30.09      0.05
Total Loans                            36,501    49,805   65,255    67,720
Mortgage Loans Serv for Others             79       501    1,537     3,976
Mortgage Loans Serv by Others           9,061    12,883   17,771    17,325
Total Savings Deposits                 51,196    43,412   47,780    51,092
Broker Originated Deposits                -         -        -         -

CAPITAL:
Equity Capital                          4,194     6,779    7,725     7,992
GAAP Capital                            4,194     6,779    7,725     7,992
Tangible Capital                        4,167     6,779    7,776     7,992
Core Capital                            4,167     6,779    7,776     7,992
Risk-Based Capital                     14,534     7,179    8,180     8,404
Equity Capital/Total Assets              7.05     11.11     9.73     10.06
Core Cap/Risk Based Assets              14.22     20.40    17.53     17.58
Core Cap/Adj Tangible Assets             7.01     11.11     9.79     10.07
Tangible Cap/Tangible Assets             7.01     11.11     9.79     10.07
Risk-Based Cap/Risk-Wt Assets           15.47     21.60    18.45     18.49

PROFITABILITY:
Net Income(Loss)                          411       534      670       223
Ret on Avg Assets Bef Ext Item           0.84      0.89     0.97      1.12
Return on Avg GAAP Capital              11.51      9.73     9.28     11.35
Net Interest Income/Avg Assets           2.76      3.05     2.88      3.07
Noninterest Income/Avg Assets            0.26      0.31     0.27      0.35
Noninterest Expense/Avg Assets           1.63      1.96     1.70      1.59
Yield/Cost Spread                        2.57      2.80     2.43      2.69

LIQUIDITY:
Int Earn Assets/Int Bear Liab          106.24    112.88   111.30    110.89
Brokered Deposits/Tot Deposits            -         -        -         -
Amt Eligible as Reg Liquidity          12,906     2,502    6,938     4,938

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO            1.44      0.17     0.13      0.60
Nonaccrual Loans/Gross Loans             0.00      0.06     0.13      0.41
Nonaccrual Loans/Loan Loss Res           0.00      7.25    21.29     70.39
Reposs Assets/Total Assets               0.38      0.05     0.00      0.08
Net Chrg-Offs/Avg Adj Lns                0.42      0.00     0.01      0.00
Non 1-4 Con/Conv Lns/Tot Assts          16.42     24.31    24.69     25.47

SOURCE:SHESHUNOFF INFORMATION SERVICES, INC.   6

                        HOME BUILDING SAVINGS BANK, FSB
                                WASHINGTON, IN
                                     HBBI
                             FINANCIAL HIGHLIGHTS

                                       1993      1994    1995     YTD 3/96
Num of Quarters Open for Period          4         4        4         1
                                         ($'s in Thousands)

BALANCE SHEET:
Total Assets                           42,816    42,107   42,796    42,143
% Change in Assets                       4.22     (1.66)    1.64     (1.53)
Total Loans                            30,583    29,944   29,177    28,372
Mortgage Loans Serv for Others            -         -        -         -
Mortgage Loans Serv by Others           2,626     1,897   10,098     1,429
Total Savings Deposits                 37,235    36,629   33,283    33,238
Broker Originated Deposits                -         -        -         -

CAPITAL:
Equity Capital                          2,795     3,090    4,639     4,413
GAAP Capital                            2,795     3,090    4,639     4,413
Tangible Capital                        2,795     3,090    4,611     4,393
Core Capital                            2,795     3,090    4,611     4,393
Risk-Based Capital                      2,840     3,167    4,688     4,827
Equity Capital/Total Assets              6.53      7.34    10.84     10.47
Core Cap/Risk Based Assets              12.92     13.65    20.99     19.98
Core Cap/Adj Tangible Assets             6.53      7.35    10.79     10.44
Tangible Cap/Tangible Assets             6.53      7.35    10.79     10.44
Risk-Based Cap/Risk-Wt Assets           13.13     13.99    21.35     21.95

PROFITABILITY:
Net Income(Loss)                          436       327      421      (138)
Ret on Avg Assets Bef Ext Item           1.04      0.77     1.01     (1.30)
Return on Avg GAAP Capital              16.92     11.11     9.69    (12.20)
Net Interest Income/Avg Assets           3.25      3.21     3.47      3.33
Noninterest Income/Avg Assets            0.30      0.27     0.37      0.16
Noninterest Expense/Avg Assets           1.94      2.10     2.27      2.29
Yield/Cost Spread                        3.36      3.32     3.39      3.31

LIQUIDITY:
Int Earn Assets/Int Bear Liab          101.49    102.82   105.60    106.03
Brokered Deposits/Tot Deposits            -         -        -         -
Amt Eligible as Reg Liquidity           7,556     4,559    4,210     4,677

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO            0.27      0.68     0.32      0.34
Nonaccrual Loans/Gross Loans             0.09      0.67     0.20      0.34
Nonaccrual Loans/Loan Loss Res          64.44    263.64    77.92     22.35
Reposs Assets/Total Assets                -         -       0.08       -
Net Chrg-Offs/Avg Adj Lns                0.01      0.03      -         -
Non 1-4 Con/Conv Lns/Tot Assts           0.80      0.53     0.81      0.80

SOURCE:SHESHUNOFF INFORMATION SERVICES, INC.   7

                          HARDIN FEDERAL SAVINGS BANK
                                  HARDIN, MO
                                     HFSA
                             FINANCIAL HIGHLIGHTS

                                       1993      1994     1995    YTD 3/96
Num of Quarters Open for Period         4         4        4         1
                                         ($'s in Thousands)

BALANCE SHEET:
Total Assets                           73,573    74,813   78,663    78,848
% Change in Assets                      (0.89)     1.69     5.15      0.24
Total Loans                            28,953    33,011   42,287    45,375
Mortgage Loans Serv for Others          1,691    12,103   10,425     9,910
Mortgage Loans Serv by Others           1,691     2,281    6,347     5,913
Total Savings Deposits                 66,933    67,651   66,219    66,605
Broker Originated Deposits                -         -        -         -

CAPITAL:
Equity Capital                          5,846     6,182   10,801    10,766
GAAP Capital                            5,846     6,182   10,801    10,766
Tangible Capital                        5,812     6,401   10,930    10,889
Core Capital                            5,846     6,410   10,930    10,889
Risk-Based Capital                      5,946     6,516   11,009    11,020
Equity Capital/Total Assets              7.95      8.26    13.73     13.65
Core Cap/Risk Based Assets              24.18     25.36    35.35     32.66
Core Cap/Adj Tangible Assets             7.95      8.54    13.87     13.78
Tangible Cap/Tangible Assets             7.90      8.53    13.87     13.78
Risk-Based Cap/Risk-Wt Assets           24.59     25.78    35.60     33.06

PROFITABILITY:
Net Income(Loss)                          593       565      381       131
Ret on Avg Assets Bef Ext Item           0.80      0.76     0.50      0.67
Return on Avg GAAP Capital              10.68      9.39     4.72      4.86
Net Interest Income/Avg Assets           2.58      2.47     2.34      2.87
Noninterest Income/Avg Assets            0.45      0.31     0.39      0.36
Noninterest Expense/Avg Assets           1.60      1.75     1.96      2.10
Yield/Cost Spread                        2.44      2.31     1.97      2.34

LIQUIDITY:
Int Earn Assets/Int Bear Liab          105.31    106.01   113.62    113.41
Brokered Deposits/Tot Deposits            -         -        -         -
Amt Eligible as Reg Liquidity           9,886    10,896    7,545     6,037

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO            0.70      0.58     0.36      0.33
Nonaccrual Loans/Gross Loans             0.48      0.40     0.22      0.20
Nonaccrual Loans/Loan Loss Res         127.27    110.94    81.20     70.99
Reposs Assets/Total Assets               0.06      0.04     0.04      0.04
Net Chrg-Offs/Avg Adj Lns                 -       (0.00)    0.01       -
Non 1-4 Con/Conv Lns/Tot Assts           0.48      0.48     0.42      1.38

SOURCE:SHESHUNOFF INFORMATION SERVICES, INC.   8

                           HARVEST HOME SAVINGS BANK
                                  CHEVIOT, OH
                                     HHFC
                             FINANCIAL HIGHLIGHTS

                                         1993        1994        1995       YTD 6/96
Number of Open Quarters                    4           4           4           2
                                             ($'s in Thousands)
BALANCE SHEET:
Total Assets                           3,387,345   3,733,398   4,572,764   4,550,184
% Change in Assets                         12.86       10.22       22.48       (0.49)
Securities-Book Value                  1,362,326   1,299,627   1,404,843   1,310,178
Securities-Fair Value                  1,387,869   1,249,110   1,409,107   1,311,262
Total Loans & Leases                   1,802,050   2,187,807   2,793,175   2,942,215
Total Deposits                         3,079,924   3,334,934   4,114,600   4,064,345
Loan/Deposit Ratio                          58.5        65.6        67.9        72.4
Provision for Loan Losses                  6,000       3,545       2,669       1,750

CAPITAL:
Equity Capital                           233,598     264,348     366,380     351,915
Total Qualifying Capital(Est)            255,304     307,247     395,251     393,246
Equity Capital/Average Assets               7.31        7.42        8.55        7.78
Tot Qual Cap/Rk Bsd Asts(Est)              13.98       14.10       14.50       13.77
Tier 1 Cap/Rsk Bsed Asts(Est)              12.72       12.85       13.25       12.52
T1 Cap/Avg Assets(Lev Est)                  6.86        7.49        8.11        7.91
Dividends Declared/Net Income              38.01       50.29       57.44      112.31

PROFITABILITY:
Net Income(Loss)                          55,246      59,253      62,677      35,615
Return on Average Assets                    1.73        1.66        1.46        1.57
Return on Average Equity Cap               27.21       23.80       19.32       19.67
Net Interest Margin                         4.41        4.41        4.27        4.19
Net Int Income/Avg Assets                   4.21        4.17        4.03        3.95
Noninterest Income/Avg Assets               0.55        0.45        0.44        0.43
Noninterest Exp/Avg Assets                  2.12        2.15        2.06        1.95

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                     1.99        1.42       1.02        0.93
NPA's/Equity + LLR                         13.39       10.33       7.06        7.01
LLR/Nonperf & Restrcd Lns                 107.20      150.46     183.34      186.18
Foreclosed RE/Total Assets                  0.09        0.18       0.15        0.12
90+ Day Del Loans/Total Loans               0.47        0.25       0.29        0.31
Loan Loss Reserves/Total Lns                1.95        1.67       1.42        1.41
Net Charge-Offs/Average Loans               0.25        0.18       0.20        0.00
Dom Risk R/E Lns/Tot Dom Lns               23.47       25.69      23.95       24.55

LIQUIDITY:
Brokered Dep/Total Dom Deps                  -           -          -           -
$100M+ Time Dep/Total Dom Dep               4.40        7.40      12.82       11.71
Int Earn Assets/Int Bear Liab             119.28      117.51     118.50      118.18
Pledged Sec/Total Sec                       5.01        9.72       8.81        7.12
Fair Value Sec/Amort Cost Sec             101.88       94.08     100.67       99.18

SOURCE:SHESHUNOFF INFORMATION SERVICES, INC.      9

                          MID-IOWA SAVINGS BANK, FSB
                                  NEWTON, IA
                                     MIFC
                             FINANCIAL HIGHLIGHTS

                                    1993     1994     1995    YTD 6/96
Num of Quarters Open for Period       4        4        4         1
                                     ($'s in Thousands)

BALANCE SHEET:
Total Assets                        91,312  103,372  107,780   117,752
% Change in Assets                    2.61    13.21     4.26      9.25
Total Loans                         51,204   56,054   60,372    59,839
Mortgage Loans Serv for Others       3,338    3,432    3,506     3,259
Mortgage Loans Serv by Others        5,881    5,510    5,906     6,075
Total Savings Deposits              79,592   80,526   78,842    88,777
Broker Originated Deposits             -        497      -         -

CAPITAL:
Equity Capital                       7,423    7,908    8,469     8,706
GAAP Capital                         7,423    7,908    8,469     8,706
Tangible Capital                     7,414    7,900    8,445     8,682
Core Capital                         7,416    7,901    8,445     8,682
Risk-Based Capital                   7,685    8,153    8,703     8,943
Equity Capital/Total Assets           8.13     7.65     7.86      7.39
Core Cap/Risk Based Assets           19.00    19.47    21.17     20.49
Core Cap/Adj Tangible Assets          8.13     7.65     7.84      7.37
Tangible Cap/Tangible Assets          8.12     7.65     7.84      7.37
Risk-Based Cap/Risk-Wt Assets        19.68    20.09    21.82     21.11

PROFITABILITY:
Net Income(Loss)                     1,091      971      836       235
Ret on Avg Assets Bef Ext Item        1.17     1.00     0.79      0.83
Return on Avg GAAP Capital           14.68    12.67    10.08     10.95
Net Interest Income/Avg Assets        3.11     2.86     2.51      2.59
Noninterest Income/Avg Assets         0.72     0.59     0.48      0.38
Noninterest Expense/Avg Assets        2.06     1.93     1.79      1.70
Yield/Cost Spread                     2.92     2.66     2.23      2.36

LIQUIDITY:
Int Earn Assets/Int Bear Liab       108.33   108.01   107.90    106.80
Brokered Deposits/Tot Deposits         -       0.62      -         -
Amt Eligible as Reg Liquidity        7,704    7,521   12,464    18,801

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.64     0.15     0.41      0.40
Nonaccrual Loans/Gross Loans          0.03     0.15     0.03      0.08
Nonaccrual Loans/Loan Loss Res        5.84    30.86     7.34     17.18
Reposs Assets/Total Assets            0.17      -        -        0.01
Net Chrg-Offs/Avg Adj Lns             0.17     0.10     0.07      0.05
Non 1-4 Con/Conv Lns/Tot Assts        4.99     4.56     6.09      5.57

SOURCE:SHESHUNOFF INFORMATION SERVICES, INC.      10

                        POTTERS SAVINGS & LOAN COMPANY
                              EAST LIVERPOOL, OH
                                     PTRS
                             FINANCIAL HIGHLIGHTS

                                                          1993            1994            1995            YTD 3/96
          Num of Quarters Open for Period                   4               4               4                1
                                                           ($'s in Thousands)
          BALANCE SHEET:
          Total Assets                                    114,088         111,013         114,280          113,986
          % Change in Assets                                (3.71)          (2.70)           2.94            (0.26)
          Total Loans                                      47,768          51,061          51,162           51,309
          Mortgage Loans Serv for Others                      -               984             743              706
          Mortgage Loans Serv by Others                    11,617           9,997           9,059            7,364
          Total Savings Deposits                          103,571         100,636          99,454          101,086
          Broker Originated Deposits                          -               -               -                -

          CAPITAL:
          Equity Capital                                    9,952           9,793          11,189           11,081
          GAAP Capital                                      9,952           9,793          11,189           11,081
          Tangible Capital                                  9,895           9,793          11,211           11,222
          Core Capital                                      9,952           9,793          11,211           11,222
          Risk-Based Capital                               10,544          10,385          11,824           11,842
          Equity Capital/Total Assets                        8.72            8.82            9.79             9.72
          Core Cap/Risk Based Assets                        20.93           21.30           23.66            23.32
          Core Cap/Adj Tangible Assets                       8.73            8.82            9.81             9.83
          Tangible Cap/Tangible Assets                       8.68            8.82            9.81             9.83
          Risk-Based Cap/Risk-Wt Assets                     22.18           22.59           24.96            24.61

          PROFITABILITY:
          Net Income(Loss)                                 (3,316)            664             828               10
          Ret on Avg Assets Bef Ext Item                    (3.05)           0.59            0.74             0.04
          Return on Avg GAAP Capital                       (38.23)           6.73            7.87             0.36
          Net Interest Income/Avg Assets                     2.65            3.20            3.30             3.16
          Noninterest Income/Avg Assets                      0.50            0.34            0.33             0.26
          Noninterest Expense/Avg Assets                     5.67            2.75            2.68             2.59
          Yield/Cost Spread                                  2.75            3.18            3.21             3.03

          LIQUIDITY:
          Int Earn Assets/Int Bear Liab                    106.82          106.16          107.58           107.16
          Brokered Deposits/Tot Deposits                      -               -               -                -
          Amt Eligible as Reg Liquidity                    25,400          12,725          15,586           17,385

          ASSET QUALITY:
          Nonperf Lns+REO/Total Lns+REO                      8.21            5.27            4.72             5.30
          Nonaccrual Loans/Gross Loans                       2.08            0.22            0.33             0.92
          Nonaccrual Loans/Loan Loss Res                    47.35            5.26            7.33            19.01
          Reposs Assets/Total Assets                         0.66            0.36            0.07             0.09
          Net Chrg-Offs/Avg Adj Lns                          1.57            0.75            0.00             0.20
          Non 1-4 Con/Conv Lns/Tot Assts                    11.51           10.22            9.99             9.33


SOURCE:SHESHUNOFF INFORMATION SERVICES, INC.   11

                           STATE FS&LA OF DES MOINES
                                DES MOINES, IA
                                     SFFC
                             FINANCIAL HIGHLIGHTS

                                    1993     1994     1995    YTD 3/96
Num of Quarters Open for Period       4        4        4         1
                                      ($'s in Thousands)

BALANCE SHEET:
Total Assets                        64,900   64,977   71,246    71,465
% Change in Assets                   12.09     0.12     9.65      0.31
Total Loans                         47,643   54,307   60,444    61,297
Mortgage Loans Serv for Others         -        -      4,125     4,100
Mortgage Loans Serv by Others        1,998    1,680    1,032     1,023
Total Savings Deposits              53,460   46,043   46,201    46,435
Broker Originated Deposits             -        -        396        86

CAPITAL:
Equity Capital                       6,699   10,101   10,067    10,289
GAAP Capital                         6,699   10,101   10,067    10,289
Tangible Capital                     6,439    9,641    9,537     9,773
Core Capital                         6,439    9,641    9,537     9,773
Risk-Based Capital                   6,621    9,845    9,765    10,007
Equity Capital/Total Assets             10       16       14        14
Core Cap/Risk Based Assets           19.52    27.98    24.47     23.78
Core Cap/Adj Tangible Assets         10.02    15.14    13.63     13.92
Tangible Cap/Tangible Assets         10.02    15.14    13.63     13.92
Risk-Based Cap/Risk-Wt Assets        20.08    28.57    25.05     24.35

PROFITABILITY:
Net Income(Loss)                       762      803      729       215
Ret on Avg Assets Bef Ext Item        1.34     1.24     1.07      1.21
Return on Avg GAAP Capital           12.96     9.56     6.99      8.45
Net Interest Income/Avg Assets        3.65     3.83     3.46      3.45
Noninterest Income/Avg Assets         0.25     0.26     0.32      0.35
Noninterest Expense/Avg Assets        1.77     2.05     2.02      1.92
Yield/Cost Spread                     3.44     3.51     2.90      2.98

LIQUIDITY:
Int Earn Assets/Int Bear Liab       110.20   121.29   116.63    115.23
Brokered Deposits/Tot Deposits         -        -       0.86      0.19
Amt Eligible as Reg Liquidity        8,692    3,719    2,988     2,798

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.55     0.22     0.64      1.30
Nonaccrual Loans/Gross Loans          0.08     0.21      -        0.18
Nonaccrual Loans/Loan Loss Res       21.43    57.84      -       49.15
Reposs Assets/Total Assets            0.23      -        -         -
Net Chrg-Offs/Avg Adj Lns              -       0.07      -         -
Non 1-4 Con/Conv Lns/Tot Assts       24.18    28.11    27.78     28.50

SOURCE:SHESHUNOFF INFORMATION SERVICES, INC.     12

                                   EXHIBIT V

FERGUSON & CO., LLP    EXHIBIT V - PRO FORMA ASSUMPTIONS
-------------------



     1. Net proceeds from the conversion were invested at the beginning of the period at 5.80%, which was the approximate rate on the one-year treasury bill on June 30, 1996. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

     2. Investors Federal's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense in 10% annually of the initial ESOP expense.

     3. Investors Federal's RP will acquire 4% of the stock through open market purchases at $20 per share and the expense is recognized ratably over five years as the shares vest.

     4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 38.5%.

     5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

     6. Earnings per share calculations have ignored AICPA OP 93-6. Calculating earnings per share under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield earning per share of $2.32, $2.04, $1.84 and $1.66, and a price to earnings ratio of 8.61, 9.79, 10.89, and 12.07, at the minimum, midpoint, maximum and supermaximum, respectively.

                                   EXHIBIT V
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MINIMUM OF THE CONVERSION VALUATION RANGE
                              SEPTEMBER 20, 1996


INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
--------------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Value (Minimum)                       $     3,825,000
     Less:  Estimated Expenses                                     (368,512)
                                                           -----------------
     Net Conversion Proceeds                                $     3,456,488

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                $     3,456,488
     Less:  ESOP Contributions                                     (306,000)
            MRP Contributions                                      (153,000)
                                                           -----------------
     Net Conversion Proceeds after ESOP & MRP               $     2,997,488
     Estimated Incremental Rate of Return(1)                          3.57%
                                                           -----------------
     Estimated Additional Income                            $       106,920
     Less:  ESOP Expense                                            (18,819)
            MRP Expense                                             (18,819)
                                                           -----------------
                                                            $        69,282
                                                           =================

3.   Pro Forma Calculations

                                 Before         Conversion         After
     Period                    Conversion        Results         Conversion
                            ---------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     6/30/1996              $      343,000   $       69,282   $      412,282

b.   Pro Forma Net Worth
     6/30/1996              $    3,268,000   $    2,997,488   $    6,265,488

c.   Pro Forma Net Assets
     6/30/1996              $   52,587,000   $    2,997,488   $   55,584,488

(1)  Investment rate of 5.80%, subject to an effective tax rate of 38.50%.

                                   EXHIBIT V
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MIDPOINT OF THE CONVERSION VALUATION RANGE
                              SEPTEMBER 20, 1996


INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
----------------------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Valuation (Midpoint)                  $    4,500,000
                                                                  (380,000)
     Less: Estimated Expenses                               ---------------
     Net Conversion Proceeds                                $    4,120,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                $    4,120,000
     Less:  ESOP Contributions                                    (360,000)
            MRP Contributions                                     (180,000)
                                                            ---------------
     Net Conversion Proceeds after ESOP & MRP               $    3,580,000
     Estimated Incremental Rate of Return(I)                          3.57%
                                                            ---------------
     Estimated Additional Income                            $      127,699
     Less:  ESOP Expense                                           (22,140)
            MRP Expense                                            (22,140)
                                                            ---------------
                                                            $       83,419
                                                            ===============


3.   Pro Forma Calculations


     Period                      Before      Conversion      After
                               Conversion      Results     Conversion
                            -------------------------------------------

a.   Pro Forma Earnings
     Twelve Months Ended
     6/30/1996               $       343,000  $      83,419  $     426,419

b.   Pro Forma Net Worth
     6/30/1996               $     3,268,000  $   3,580,000  $   6,848,000

c.   Pro Forma Net Assets
     6/30/1996               $    52,587,000  $   3,580,000  $  56,167,000


(I)  INVESTMENT RATE OF 5.80%, SUBJECT TO AN EFFECTIVE TAX RATE OF 38.50%

                                   EXHIBIT V
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MINIMUM OF THE CONVERSION VALUATION RANGE
                              SEPTEMBER 20, 1996

INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
----------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Valuation (Maximum)                   $     5,175,000
     Less:  Estimated Expenses                                     (380,000)
                                                           -----------------
     Net Conversion Proceeds                                $     4,795,000


2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                $    $4,795,000
     Less:  ESOP Contributions                                     (414,000)
            MRP Contributions                                      (207,000)
                                                           -----------------
     Net Conversion Proceeds after ESOP & MRP$              $     4,174,000
     Estimated Incremental Rate of Return(1)                          3.57%
                                                           -----------------
     Estimated Additional Income                            $       148,887
     Less:  ESOP Expense                                            (25,461)
            MRP Expense                                             (25,461)
                                                           -----------------
                                                            $        97,965
                                                           =================

3.   Pro Forma Calculations

                                 Before         Conversion         After
     Period                    Conversion        Results         Conversion
                            ---------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     6/30/1996              $      343,000   $       97,965    $      440,965

b.   Pro Forma Net Worth
     6/30/1996              $    3,268,000   $    4,174,000    $    7,442,000

c.   Pro Forma Net Assets
     6/30/1996              $   52,587,000   $    4,174,000    $   56,761,000

(1)  Investment rate of 5.80%, subject to an effective tax rate of 38.50%.

                                   EXHIBIT V
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE SUPERMAX OF THE CONVERSION VALUATION RANGE
                              SEPTEMBER 20, 1996


INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
----------------------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Valuation (Final)                    $    5,951,250
     Less: Estimated Expenses                              $     (380,000)
                                                          ----------------
     Net Conversion Proceeds                               $    5,571,250


2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                               $    5,571,250
     Less:  ESOP Contributions                             $     (476,100)
            MRP Contributions                              $     (238,050)
                                                          ----------------
     Net Conversion Proceeds after ESOP & MRP              $    4,857,100
     Estimated Incremental Rate of Return(1)                         3.57%
                                                          ----------------
     Estimated Additional Income                           $      173,253
     Less:  ESOP Expense                                   $      (29,280)
            MRP Expense                                    $      (29,280)
                                                          ----------------
                                                           $      114,692
                                                          ================


3.   Pro Forma Calculations


                                 Before      Conversion      After
                               Conversion      Results     Conversion
                            -------------------------------------------
     Period
a.   Pro Forma Earnings
     Twelve Months Ended
     6/30/1996               $      343,000 $     114,692 $     457,692

b.   Pro Forma Net Worth
     6/30/1996               $    3,268,000 $   4,857,100 $   8,125,100

c.   Pro Forma Net Assets
     6/30/1996               $   52,587,000 $   4,857,100 $  57,444,100


(1)  INVESTMENT RATE OF 5.80%, SUBJECT TO AN EFFECTIVE TAX RATE OF 38.50%

                                   EXHIBIT V
                           PRO FORMA ANALYSIS SHEET

Name of Association:          INVESTORS FEDERAL BANK AND SAVINGS ASSOCIATION
Date of Letter to Assn.:      OCTOBER 8, 1996 20
Date of Market Prices:        SEPTEMBER 20, 1996                               Midwest Publicly      All Publicly
                                                             Comparatives        Held Thrifts        Held Thrifts
                                                             ------------        ------------        ------------
                                       SYMBOLS   VALUE      Mean     Median    Mean      Median    Mean      Median
                                     -------------------    ----     ------    ----      ------    ----      ------
Price-Earnings Ratio                      P/E
--------------------
         Last Twelve Months                       N/A
         At Minimum of Range                      9.28
         At Midpoint of Range                    10.55      15.87     14.61    15.29     14.53     17.16      14.67
         At Maximum of Range                     11.74
         At SuperMax of Range                    13.00

Price-Book Ratio                          P/B
----------------
         Last Twelve Months                       N/A
         At Minimum of Range                     61.05%
         At Midpoint of Range                    65.71%     87.18      85.94    113.20  100.36    117.70   109.57
         At Maximum of Range                     69.54%
         At SuperMax of Range                    73.25%

Price-Asset Ratio                         P/A
-----------------
         Last Twelve Months                       N/A
         At Minimum of Range                      6.88%
         At Midpoint of Range                     8.01%     13.52      12.91     12.89   12.04     13.59    11.70
         At Maximum of Range                      9.12%
         At SuperMax of Range                    10.36%

Twelve Mo. Earnings Base                   Y              $     343,000
         Period Ended 6/30/1996

Book Value                                 B              $   3,268,000

         As of 6/30/1996

Total Assets                               A              $  52,587,000

         As of 6/30/1996

Return on Money (1)                        R                       3.57%

Conversion Expense                         X              $     380,000
Underwriting Commission                    C                       0.00%
Percentage Underwritten                    S                       0.00%
Estimate Dividend
         Dollar Amount                     DA             $         .
         Yield                             DY
ESOP Contributions                         P              $     360,000
MRP Contributions                          I              $     180,000
ESOP Annual Expense                        E              $      22,140
MRP Annual Contributions                   M              $      22,140
Cost of ESOP Borrowings                    F                       0.00%

(1)  Investment rate of 5.80%, subject to an effective tax rate of 38.50%.

                                   EXHIBIT V
                           PRO FORMA ANALYSIS SHEET

Calculation of Estimated Value (V) at Midpoint Value

1.              V=            P/A(A-X-P-I)             $   4,500,000
                          ----------------------
                              1-P/A(1-(CxS))

2.              V=            P/B(B-X-P-I)             $   4,500,000
                          ----------------------
                              1-P/B(1-(CxX))

3.              V=            P/E(Y-R(X+P+I)-(E+M+ST)) $   4,500,000
                          ----------------------------
                              1-P/E(R(1-(CxX))

                           Value
  Estimated Value        Per Share         Total Shares           Date
-------------------    -------------     ----------------       --------
     $4,500,000            $20.00               225,000      September 20, 1996

Range of Value
$4.5 million x 1.15 = $5.175 million or 258,750 shares at $20.00 per share $4.5 million x .085 = $3.825 million or 191,250 shares at $20.00 per share